UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2014

Date of reporting period:	10/31/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL TOTAL RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2014

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Total Return Bond Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Total Return Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	5.37%	37.18%	77.68%	—
Class B	4.84	33.79	68.00	—
Class C	4.51	32.51	67.54	—
Class Q	5.67	N/A	N/A	25.97% (12/27/10)
Class R	5.10	35.57	N/A	52.88 (1/14/08)
Class Z	5.65	38.83	81.91	—
Barclays US Aggregate Bond Index	4.14	22.97	57.34	—
Lipper Core Plus Bond Funds Average	4.49	29.51	63.40	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.96%	5.67%	5.40%	—
Class B	0.20	5.96	5.30	—
Class C	3.94	5.93	5.28	—
Class Q	6.01	N/A	N/A	5.99% (12/27/10)
Class R	5.45	6.39	N/A	6.35 (1/14/08)
Class Z	6.01	6.89	6.14	—
Barclays US Aggregate Bond Index	3.96	4.12	4.62	—
Lipper Core Plus Bond Funds Average	4.94	5.31	4.98	—

Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.63%	5.55%	5.43%	—
Class B	–0.16	5.84	5.32	—
Class C	3.51	5.79	5.30	—
Class Q	5.67	N/A	N/A	6.19% (12/27/10)
Class R	5.10	6.27	N/A	6.44 (1/14/08)
Class Z	5.65	6.78	6.17	—

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Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	5.37%	6.53%	5.92%	—
Class B	4.84	5.99	5.32	—
Class C	4.51	5.79	5.30	—
Class Q	5.67	N/A	N/A	6.19% (12/27/10)
Class R	5.10	6.27	N/A	6.44 (1/14/08)
Class Z	5.65	6.78	6.17	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Total Return Bond Fund (Class A shares) with a similar investment in the Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods

Prudential Total Return Bond Fund	3

Your Fund’s Performance (continued)

shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1% (.75% currently)	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies, and by corporations with greater than one year remaining to maturity. It gives a broad look at how US investment-grade bonds have performed. Barclays US Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 10/31/14 are 15.75% for Class Q and 37.48% for Class R. Barclays US Aggregate Bond Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 3.71% for Class Q and 4.68% for Class R.

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Lipper Core Plus Bond Funds Average

The Lipper Core Plus Bond Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Core Plus Bond Funds category for the periods noted. Funds in Lipper Average are funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/14 are 19.44% for Class Q and 43.34% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/14 are 4.60% for Class Q and 5.31% for Class R.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Distributions and Yields as of 10/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.49	2.08%
Class B	0.42	1.69
Class C	0.38	1.43
Class Q	0.54	2.56
Class R	0.45	1.93
Class Z	0.52	2.44

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
US Treasury Notes, 2.000%, 02/28/21 - 10/31/21	2.2%
US Treasury Notes, 1.000%, 09/30/19	1.2
US Treasury Notes, 2.125%, 01/31/21	1.2
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, —%, 10/15/26	1.0
US Treasury Bonds, 3.375%, 05/15/44	0.9

Holdings reflect only long-term investments and are subject to change.

Prudential Total Return Bond Fund	5

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/14
AAA	34.24%
AA	6.92
A	17.64
BBB	19.42
BB	15.31
B	6.83
CCC	0.09
Not Rated	0.94
Cash/Cash Equivalents	–1.39
Total Investments	100.00%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Total Return Bond Fund’s Class A shares returned 5.37% for the 12 months ended October 31, 2014, outperforming the 4.14% gain of the Barclays US Aggregate Bond Index (the Index) and the 4.49% return of the Lipper Core Plus Bond Funds Average.

How did the US fixed income market perform?

The US fixed income market recorded solid gains during the reporting period, with spread sectors outperforming US Treasury securities. Spread sectors are commercial mortgage-backed securities, corporate bonds, and other types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them. During the period, US-dollar-denominated emerging markets debt, investment grade corporate bonds, and high yield corporate bonds generated the strongest returns. Commercial mortgage-backed securities (CMBS), asset-backed securities, and mortgage-backed securities also posted gains.

•

When the period began, the Federal Reserve (Fed) was widely expected to announce the reduction (or, tapering) of its quantitative easing asset purchase program. The fixed income markets performed poorly in anticipation that the Fed would combine a tapering announcement with a shift in its policy of low interest rates. The bellwether 10-year US Treasury yield rose, reaching a high of more than 3%. However, that increase was more gradual than the surge that followed Fed hints of a possible taper earlier in 2013.

•

In December, the Fed announced it would begin reducing its asset purchases in January 2014. After the Fed started tapering asset purchases, longer-term US Treasury yields fell, continuing to decline during the period overall.

•

In the first quarter of 2014, severe weather hit much of the US, significantly depressing economic activity. The lull suggested the Fed might maintain lower interest rates for longer. Inflation remained muted. Longer-term interest rates fell, as market participants signaled their confidence in the Fed’s ability and willingness to control inflation over the long term. The fixed income market generated a positive return during the first quarter, with most sectors adding to their 2013 gains or erasing the majority of that calendar year’s losses.

•

Fixed income markets continued to record gains in the second quarter, despite mixed US economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. While US economic growth continued to recover from the effects of the harsh winter weather, market participants seemed focused on weak first-quarter GDP, which was steadily

Prudential Total Return Bond Fund	7

Strategy and Performance Overview (continued)

revised lower during the second quarter—dampening growth projections for the 2014 calendar year. Meanwhile, as the US job market improved and inflation edged up, the Fed said it might raise short-term interest rates sooner than previously expected.

•

Events of the third quarter 2014 triggered a wave of risk aversion in the fixed income markets. Many spread sectors, including investment grade corporate bonds, high yield corporate debt, and emerging markets debt, underperformed US Treasuries. Although the global economic recovery remained sluggish, US growth continued at an annualized pace of approximately 2%. US unemployment also declined. As a result, the Fed appeared increasingly likely to hike short-term rates during 2015.

•	In October 2014, the Fed concluded its quantitative easing asset purchase program.

Which strategies helped the Fund’s performance?

Prudential Fixed Income manages the Fund, which outperformed the Index largely because of the effective management of duration and yield curve positioning. The Fund’s sector allocation strategy and favorable security selection within a number of sectors also contributed positively. The portfolio management team leverages the resources of Prudential Fixed Income’s specialized sector teams to determine the best relative value opportunities for a given market environment. It then implements overweight exposures to what it believes to be its best ideas, while maintaining underweight exposures in sectors that offer less-compelling risk/reward potential.

•

During the reporting period, the Fund benefited overall from the management of duration and yield curve positioning. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. The slope of most yield curves flattened during the period, as shorter-term yields rose and longer-term yields fell.

•

Sector allocations also added to performance. Most notably, the Fund benefited from its allocations to high yield corporate bonds, US high yield loans, and emerging market debt. In addition, an overweight in CMBS enhanced returns.

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•	Security selection among non-agency mortgage-backed securities, high yield corporate bonds, and developed markets sovereign bonds added to performance.

Which strategies detracted from the Fund’s performance?

•	The Fund’s underweight exposure to US agency mortgage-backed securities detracted from relative returns.

•	Sector allocation within investment grade corporate bonds also hampered Fund performance.

Did the Fund use derivatives and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions added modestly to performance. In addition, the Fund traded foreign exchange derivatives, which had positive returns.

Prudential Total Return Bond Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Total Return Bond Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,029.40	0.82%	$4.19
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Class B	Actual	$1,000.00	$1,026.80	1.32%	$6.74
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

Class C	Actual	$1,000.00	$1,024.80	1.57%	$8.01
	Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98

Class Q	Actual	$1,000.00	$1,030.60	0.46%	$2.35
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Class R	Actual	$1,000.00	$1,028.00	1.07%	$5.47
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Class Z	Actual	$1,000.00	$1,030.80	0.57%	$2.92
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Total Return Bond Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.93%	0.83%
B	1.63	1.33
C	1.63	1.58
Q	0.51	0.49
R	1.38	1.08
Z	0.63	0.58

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 99.8%

ASSET-BACKED SECURITIES 19.7%

Collateralized Debt Obligations 0.3%
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.494%(a)	04/25/19	2,015	$1,996,386
GEM Ligos III Ltd. (Cayman Islands), Series 2006-3A, Class A1, 144A	0.661(a)	03/23/21	1,161	1,158,951
Series 2006-3A, Class A2, 144A	0.881(a)	03/23/21	3,000	2,892,847
GEMC Ltd. (Cayman Islands), Series 2005-8A, Class A3, 144A	1.123(a)	06/23/17	5,000	4,982,564

				11,030,748

Collateralized Loan Obligations 12.6%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.684(a)	07/15/26	8,000	7,920,262
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.411(a)	04/20/25	14,300	14,049,125
Series 2013-1A, Class B2, 144A	3.360	04/20/25	1,550	1,496,062
AIMCO CLO (Cayman Islands), 2014-AA, Class A, 144A	1.763(a)	07/20/26	7,900	7,834,425
ALM XI Ltd. (Cayman Islands), Series 2004-11A, Class A2A, 144A	2.234(a)	10/17/26	9,000	8,698,032
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.420(a)	07/13/25	6,100	5,990,878
Series 2014-3A, Class A1, 144A	1.733(a)	04/28/26	13,800	13,701,290
Series 2014-3A, Class A2A, 144A	2.483(a)	04/28/26	4,100	4,009,885
Series 2014-5A, Class A, 144A	—(a)	10/15/26	44,250	44,073,000
Ares XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A1, 144A	1.678(a)	08/28/25	8,000	7,913,589
Series 2014-31A, Class A2, 144A	2.188(a)	08/28/25	7,750	7,462,593
Ares XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.331(a)	04/15/25	5,300	5,191,817
Arrowpoint CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.784(a)	10/15/26	9,250	9,170,106
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796(a)	10/15/26	16,300	16,160,849
Series 2014-6A, Class B, 144A	2.656(a)	10/15/26	2,750	2,703,638
Atrium VII (Cayman Islands), Series 7AR, Class BR, 144A	1.988(a)	11/16/22	4,000	3,934,328
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.331(a)	04/20/25	1,400	1,371,154

See Notes to Financial Statements.

Prudential Total Return Bond Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.632%(a)	10/22/25	3,500	$3,463,540
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.728(a)	04/17/26	8,450	8,389,847
Series 2014-5A, Class A2A, 144A	2.378(a)	04/17/26	500	488,234
Series 2014-5A, Class A2B, 144A	4.410	04/17/26	1,000	988,307
Battalion CLO VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	0.284(a)	10/17/26	19,250	19,048,578
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	—(a)	10/17/26	22,250	22,227,750
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.431(a)	07/15/24	16,300	16,011,306
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.600(a)	10/20/26	13,000	13,000,000
Black Diamond CLO Delaware Corp. (Cayman Islands), Series 2005-1A, Class A1, 144A	0.503(a)	06/20/17	433	432,001
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.711(a)	01/15/26	4,300	4,267,604
BMI CLO I (Cayman Islands), Series 2013-1AR, Class A1R, 144A	1.172(a)	08/01/21	9,917	9,859,152
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.378(a)	04/17/25	15,600	15,309,608
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), 2014-3A, Class A1A, 144A	1.694(a)	07/27/26	14,750	14,604,752
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.781(a)	04/20/26	14,300	14,189,939
Series 2014-2A, Class A1, 144A	1.743(a)	10/18/26	7,000	6,943,766
Cavalry CLO II (Cayman Islands), Series 2A, Class A, 144A	1.578(a)	01/17/24	10,000	9,887,377
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.685(a)	07/15/26	10,250	10,147,379
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.482(a)	07/22/20	916	909,835
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.704(a)	03/15/20	3,000	2,969,470
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.704(a)	10/15/26	16,750	16,597,069

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%(a)	04/15/24	10,050	$9,850,314
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.819(a)	05/15/26	6,700	6,640,285
Series 2014-1A, Class A2, 144A	3.670	05/15/26	2,000	1,989,483
Series 2014-1A, Class B, 144A	2.479(a)	05/15/26	6,000	5,867,014
Series 2014-2A, Class A, 144A	1.781(a)	07/15/26	10,250	10,163,118
LightPoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	0.338(a)	01/31/22	EUR 1,559	1,942,043
Magnetite VI Ltd. (Cayman Islands), Series 2012-6A, Class A, 144A	1.734(a)	09/15/23	11,500	11,465,566
Magnetite IX Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.700(a)	07/25/26	2,350	2,323,086
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.701(a)	05/18/23	2,050	2,041,307
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.485(a)	02/22/20	97	97,435
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class B, 144A	2.648(a)	10/15/26	2,000	1,966,578
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	1.534(a)	08/13/25	13,500	13,310,002
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.715(a)	11/22/23	2,400	2,395,090
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.382(a)	07/22/25	2,800	2,744,720
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.751(a)	04/15/26	15,200	15,084,504
Series 2014-1A, Class A2, 144A	2.331(a)	04/15/26	3,350	3,246,452
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	1.795(a)	07/25/26	11,750	11,654,477
Series 2014-1A, Class B, 144A	2.275(a)	07/25/26	3,000	2,888,722
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	—(a)	10/25/26	21,000	20,957,160
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.704(a)	07/17/26	3,300	3,272,177
Series 2014-1A, Class B2, 144A	4.350	07/17/26	2,500	2,507,824
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440	04/15/25	4,900	4,752,042

See Notes to Financial Statements.

Prudential Total Return Bond Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281%(a)	04/15/25	17,850	$17,437,399
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.721(a)	10/15/26	11,750	11,627,842
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.881(a)	08/17/22	2,000	1,986,324
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.931(a)	10/20/23	4,350	4,325,155
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.593(a)	10/20/26	10,500	10,343,888
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.351(a)	07/15/25	16,350	16,033,740
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.731(a)	04/20/26	11,550	11,466,215
Series 2014-1A, Class B2, 144A	4.250	04/20/26	3,500	3,511,446
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730	04/18/26	5,700	5,592,073

				570,900,028

Non-Residential Mortgage-Backed Securities 0.5%
American Express Credit Account Master Trust, Series 2013-1, Class B	0.853(a)	02/16/21	2,000	2,012,770
Banc of America Funding Trust, Series 2005-D, Class A1	2.629(a)	05/25/35	198	201,452
Series 2014-R2, Class 2A1, 144A	0.364(a)	05/26/37	4,470	4,142,256
Banc of America Mortgage Trust, Series 2004-2, Class 5A1	6.500	10/25/31	6	6,031
Series 2004-E, Class 2A6	2.696(a)	06/25/34	1,138	1,133,342
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A1	2.551(a)	05/25/35	364	348,383
Series 2005-4, Class 23A2	2.551(a)	05/25/35	121	121,846
Bear Stearns ARM Trust, Series 2002-11, Class 1A1	2.354(a)	02/25/33	7	6,443
CHL Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	2.313(a)	02/20/36	82	73,991
GE Business Loan Trust, Series 2006-1A, Class D, 144A	1.153(a)	05/15/34	68	53,872
GE Capital Credit Card Master Note Trust, Series 2012-4, Class B	1.003(a)	06/15/18	7,792	7,801,886

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
GEMC Ltd. (Cayman Islands), Series 2005-8A, Class A2, 144A	0.823%(a)	06/23/17	1,035		$1,034,513
IndyMac ARM Trust, Series 2001-H2, Class A1	1.717(a)	01/25/32	1		1,398
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540	10/20/32	1,119		1,162,855
MASTR Alternative Loan Trust, Series 2004-2, Class 4A1	5.000	02/25/19	46		47,103
Series 2004-4, Class 4A1	5.000	04/25/19	92		93,744
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	0.552(a)	02/25/34	38		35,547
Series 2004-CL1, Class 2A2	0.552(a)	02/25/19	—	(k)	401
Regal Trust IV, Series 1999-1, Class A, 144A	2.167(a)	09/29/31	174		163,128
RFMSI Trust, Series 2003-S9, Class A1	6.500	03/25/32	14		14,249
Small Business Administration Participation Certificates, Series 2001-20A, Class 1	6.290	01/01/21	97		104,340
Series 2003-20I, Class 1	5.130	09/01/23	48		51,692
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.490(a)	02/25/34	387		385,516
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1	0.817(a)	09/19/32	40		38,735
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000	09/20/29	2,473		2,478,193
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	2.026(a)	02/25/33	2		1,569
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A2	2.610(a)	04/25/35	877		886,904
Series 2006-AR2, Class 2A1	2.615(a)	03/25/36	287		285,547
Series 2007-5, Class 1A1	5.500	05/25/37	442		464,403

					23,152,109

Residential Mortgage-Backed Securities 6.3%
ABFC Trust, Series 2003-OPT1, Class A1	0.792(a)	04/25/33	6,954		6,613,710
Series 2003-WMC1, Class M1	1.127(a)	06/25/33	303		291,409
Series 2004-OPT1, Class M1	1.202(a)	08/25/33	513		484,591
Series 2004-OPT5, Class A4	1.402(a)	06/25/34	2,693		2,506,041
Series 2005-AQ1, Class A4	5.010	06/25/35	2,655		2,683,099
Series 2005-HE2, Class M2	0.902(a)	06/25/35	1,935		1,885,602

See Notes to Financial Statements.

Prudential Total Return Bond Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Accredited Mortgage Loan Trust, Series 2004-4, Class A2D	0.852%(a)	01/25/35	435	$423,330
ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M1	1.127(a)	11/25/33	1,084	1,009,168
Series 2003-OP1, Class M1	1.202(a)	12/25/33	1,410	1,328,607
Series 2004-FM1, Class M1	1.052(a)	09/25/33	354	331,039
Series 2004-OP1, Class M1	0.932(a)	04/25/34	8,025	7,594,597
Aegis Asset-Backed Securities Trust, Series 2005-3, Class M1	0.622(a)	08/25/35	1,021	1,006,068
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-1, Class M1	1.172(a)	04/25/34	1,353	1,263,893
Series 2004-2, Class A3	1.112(a)	06/25/34	529	524,495
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250	09/25/19	117	119,844
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	2.331(a)	02/25/45	133	132,574
Ameriquest Mortgage Securities Inc., Series 2001-2, Class M3	3.077(a)	10/25/31	105	83,136
Ameriquest Mortgage Securities Inc. Asset-Backed, Series 2003-10, Class AV1	0.912(a)	12/25/33	1,747	1,696,998
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-1, Class M1	1.502(a)	02/25/33	808	762,383
Ameriquest Mortgage Securities, Inc. Asset-Backed, Series 2003-10, Class AV2	0.852(a)	11/25/33	74	65,095
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-5, Class A6	4.327	04/25/33	7,179	7,324,182
Series 2003-11, Class AV2	0.892(a)	12/25/33	2,085	2,012,712
Series 2004-R2, Class A1A	0.842(a)	04/25/34	4,541	4,499,528
Series 2004-R8, Class M1	1.112(a)	09/25/34	3,850	3,836,533
Series 2005-R11, Class A2D	0.482(a)	01/25/36	239	234,526
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	1.152(a)	11/25/32	445	429,585
Argent Securities, Inc., Series 2003-W2, Class M4	5.777(a)	09/25/33	600	562,069
Series 2003-W7, Class M1	1.187(a)	03/25/34	886	865,741
Series 2003-W10, Class M1	1.232(a)	01/25/34	1,782	1,717,313

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Argent Securities, Inc., (Continued)
Series 2003-W10, Class M2	2.627%(a)	01/25/34	244	$219,622
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W2, Class AF	4.403	04/25/34	607	612,282
Series 2004-W6, Class M1	0.977(a)	05/25/34	668	648,855
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1	1.398(a)	06/15/33	1,701	1,618,630
Series 2004-HE3, Class M1	0.962(a)	06/25/34	2,364	2,209,245
Series 2004-HE5, Class M1	1.052(a)	08/25/34	3,633	3,505,809
Series 2005-HE6, Class M2	0.662(a)	07/25/35	847	838,374
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2	1.172(a)	06/25/34	4,100	3,684,363
Series 2004-HE7, Class M1	1.052(a)	08/25/34	4,383	4,105,936
Series 2004-HE11, Class M2	1.727(a)	12/25/34	9,000	8,874,270
Bear Stearns Asset-Backed Securities Trust, Series 2002-2, Class A2	1.352(a)	10/25/32	122	114,610
Series 2004-HE2, Class M1	1.052(a)	03/25/34	2,450	2,301,765
Series 2004-HE3, Class M2	1.877(a)	04/25/34	849	765,659
Series 2004-HE5, Class M1	1.007(a)	07/25/34	2,777	2,634,431
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2	3.527(a)	03/25/33	47	5,298
Series 2003-HE4, Class M1	1.127(a)	03/25/34	2,760	2,605,874
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates, Series 2005-OPT3, Class M2	0.602(a)	05/25/35	3,596	3,484,914
Citigroup Mortgage Loan Trust, Series 2006-HE1, Class M1	0.482(a)	01/25/36	688	673,909
Countrywide Asset-Backed Certificates, Series 2003-BC5, Class 2A2	0.852(a)	12/25/33	924	879,134
Series 2004-3, Class 1A	0.572(a)	08/25/34	13,599	12,446,567
Series 2004-BC1, Class M1	0.902(a)	02/25/34	2,046	1,944,918
Series 2004-BC4, Class M1	1.202(a)	11/25/34	4,733	4,421,400
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.402(a)	08/25/32	18	15,868
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.054	07/25/34	147	139,331
Fannie Mae REMICS, Series 2000-32, Class FM	0.607(a)	10/18/30	2	2,513
Series 2001-29, Class Z	6.500	07/25/31	81	91,528

See Notes to Financial Statements.

Prudential Total Return Bond Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
FBR Securitization Trust, Series 2005-2, Class M1	0.872%(a)	09/25/35		1,400	$1,388,842
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.518(a)	07/25/44		280	282,372
Series T-63, Class 1A1	1.308(a)	02/25/45		29	29,746
Finance America Mortgage Loan Trust, Series 2004-2, Class M1	0.977(a)	08/25/34		3,043	2,796,755
First Franklin Mortgage Loan Trust, Series 2005-FF3, Class M3	0.872(a)	04/25/35		4,500	4,328,667
Freddie Mac REMICS, Series 1628, Class LZ	6.500	12/15/23		47	51,255
Series 1935, Class JZ	7.000	02/15/27		163	184,388
Series 2241, Class PH	7.500	07/15/30		86	99,112
Fremont Home Loan Trust, Series 2003-B, Class M1	1.202(a)	12/25/33		744	707,112
Series 2004-C, Class M1	1.127(a)	08/25/34		3,217	2,991,858
Government National Mortgage Assoc., Series 2000-30, Class FB	0.602(a)	10/16/30		1	967
Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3B1, RegS	0.346(a)	12/20/54	EUR	12,000	14,767,102
Series 2007-2, Class 3B2, RegS	0.326(a)	12/17/54	EUR	14,000	17,263,374
GSAMP Trust, Series 2004-FM1, Class M1	1.127(a)	11/25/33		927	898,423
Series 2004-FM2, Class M1	0.902(a)	01/25/34		2,206	2,104,353
Series 2004-HE2, Class M1	1.127(a)	09/25/34		3,398	3,124,565
Home Equity Asset Trust, Series 2003-5, Class M1	1.202(a)	12/25/33		265	250,571
Series 2003-6, Class M1	1.202(a)	02/25/34		4,037	3,805,407
Series 2004-2, Class M1	0.947(a)	07/25/34		3,101	2,889,769
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-A, Class M3	0.702(a)	03/25/35		1,750	1,721,974
HSBC Home Equity Loan Trust U.S.A., Series 2006-1, Class A2	0.337(a)	01/20/36		1,119	1,112,598
Series 2006-1, Class M1	0.437(a)	01/20/36		460	456,947
Series 2007-2, Class A4	0.457(a)	07/20/36		1,600	1,568,157
Series 2007-2, Class M1	0.467(a)	07/20/36		2,500	2,357,035
Series 2007-3, Class A4	1.657(a)	11/20/36		970	969,444
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1	0.902(a)	02/25/34		1,610	1,520,247

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Long Beach Mortgage Loan Trust, (Continued)
Series 2004-2, Class M1	0.947%(a)	06/25/34	583	$560,611
Series 2004-4, Class 1A1	0.712(a)	10/25/34	14	12,561
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE, 144A	3.253(a)	09/01/21	19,825	19,800,494
MASTR Asset-Backed Securities Trust, Series 2004-HE1, Class M2	1.247(a)	09/25/34	3,105	3,073,453
Series 2004-WMC1, Class M1	0.932(a)	02/25/34	695	688,462
Series 2004-WMC3, Class M1	0.977(a)	10/25/34	5,691	5,341,146
Series 2005-NC1, Class M1	0.872(a)	12/25/34	2,208	1,997,904
Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class A3	0.872(a)	07/25/34	811	778,615
Series 2004-OPT1, Class A1A	0.672(a)	06/25/35	1,349	1,276,302
Series 2004-OPT1, Class A2A	0.872(a)	06/25/35	384	348,898
Series 2004-WMC3, Class M2	1.997(a)	01/25/35	1,068	1,046,905
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.352(a)	05/25/33	1,514	1,417,256
Series 2003-NC5, Class M1	1.427(a)	04/25/33	174	172,445
Series 2004-HE3, Class M1	1.007(a)	03/25/34	972	918,278
Series 2004-HE4, Class M1	1.052(a)	05/25/34	3,667	3,449,267
Series 2004-HE5, Class M1	1.097(a)	06/25/34	472	441,788
Series 2004-HE8, Class A7	1.212(a)	09/25/34	663	619,692
Series 2004-NC1, Class M1	1.202(a)	12/27/33	1,300	1,251,929
Series 2004-NC6, Class M1	1.052(a)	07/25/34	4,259	4,012,161
Series 2004-OP1, Class M1	1.022(a)	11/25/34	1,650	1,476,657
Series 2004-WMC1, Class M1	1.082(a)	06/25/34	937	875,538
Series 2004-WMC2, Class M1	1.067(a)	07/25/34	779	741,623
Series 2005-NC1, Class A2C	0.912(a)	01/25/35	2,930	2,885,726
Series 2005-NC2, Class M3	0.827(a)	03/25/35	1,500	1,406,847
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.277(a)	10/25/33	1,444	1,386,285
Series 2004-4, Class M1	0.917(a)	02/25/35	1,326	1,223,555
Option One Mortgage Accep. Corp. Asset-Backed Certificates, Series 2003-3, Class A2	0.752(a)	06/25/33	1,613	1,498,645
Option One Mortgage Loan Trust, Series 2004-1, Class M1	1.052(a)	01/25/34	2,382	2,214,512
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ2, Class M2	1.097(a)	02/25/35	1,331	1,337,335

See Notes to Financial Statements.

Prudential Total Return Bond Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A	5.980%	12/25/33	1,028	$1,106,320
Series 2004-RS12, Class MII2	1.352(a)	12/25/34	80	78,680
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.221	02/25/34	400	415,963
Saxon Asset Securities Trust, Series 2002-3, Class M1	1.277(a)	12/25/32	51	47,891
Series 2005-3, Class M1	0.612(a)	11/25/35	1,000	980,364
Specialty Underwriting & Residential Finance Trust, Series 2003-BC2, Class M1	1.277(a)	06/25/34	956	923,693
Series 2003-BC4, Class M1	1.052(a)	11/25/34	724	670,213
Series 2004-BC2, Class A2	0.692(a)	05/25/35	390	360,513
Series 2004-BC3, Class M1	1.082(a)	07/25/35	4,364	4,122,430
Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4	1.152(a)	10/25/33	1,294	1,219,730
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC8, Class 3A3	1.052(a)	08/25/33	491	462,766
Structured Asset Investment Loan Trust, Series 2004-1, Class A3	0.952(a)	02/25/34	18,006	17,116,398
Series 2004-6, Class A3	0.952(a)	07/25/34	3,898	3,678,821
Series 2004-7, Class A8	1.352(a)	08/25/34	1,110	1,009,938
Series 2004-BNC1, Class A4	1.092(a)	09/25/34	1,861	1,792,171
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-1A, Class 4A	2.516(a)	02/25/32	8	7,958
Series 2002-14A, Class 2A1	2.125(a)	07/25/32	4	3,263
Series 2002-HF2, Class M3	3.152(a)	07/25/32	219	204,005
Series 2003-30, Class 2A1	5.100(a)	10/25/33	774	791,804
Series 2003-AM1, Class M1	1.502(a)	04/25/33	699	680,067
Vericrest Opportunity Loan Transferee, Series 2014-NPL7, Class A1, 144A	3.375	08/27/57	10,000	9,810,530

				286,542,421

TOTAL ASSET-BACKED SECURITIES (cost $878,833,039)				891,625,306

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) 4.4%

Airlines
United Airlines, Inc.	3.500%	04/01/19		665	$650,580

Automotive 0.2%
Chrysler Group LLC	3.500	05/24/17		7,088	7,042,159

Cable 0.2%
Cequel Communication LLC	3.500	02/14/19		2,500	2,469,643
Charter Communications Operating LLC	3.000	07/01/20		4,577	4,496,732
Charter Communications Operating LLC	3.000	01/03/21		1,369	1,344,723
CSC Holdings LLC	2.733	04/17/20		629	614,796
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500	06/07/20		2,000	1,970,834

					10,896,728

Capital Goods 0.1%
ADS Waste Holdings, Inc.	3.750	10/09/19		1,481	1,446,348
Gardner Denver, Inc. (original cost $3,379,914; purchased 07/24/13)(b)(c)	4.750	07/30/20	EUR	2,574	3,218,118

					4,664,466

Chemicals 0.2%
Axalta Coating Systems US Holdings	3.750	02/01/20		2,146	2,108,629
CeramTec GmbH (Germany)	4.750	08/30/20	EUR	2,400	3,006,931
Macdermid, Inc.	4.000	06/07/20		2,469	2,407,804
OXEA Finance & Cy SCA (Luxembourg) (original cost $3,479,502; purchased 06/06/13)(b)(c)	4.500	01/15/20	EUR	2,640	3,217,736

					10,741,100

Consumer 0.1%
Advantage Sales & Marketing, Inc.	3.750	07/23/21		97	95,734
Advantage Sales & Marketing, Inc.	4.250	07/23/21		2,903	2,872,016
AECOM Technology Corp.	3.750	10/15/21		1,600	1,596,517

					4,564,267

Electric 0.2%
Calpine Construction Finance Co. LP	3.000	05/04/20		1,037	1,005,445

See Notes to Financial Statements.

Prudential Total Return Bond Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Electric (cont’d.)
Calpine Corp.	4.000%	10/09/19		4,000	$3,953,752
NRG Energy, Inc.	2.750	07/01/18		1,478	1,448,643

					6,407,840

Energy - Refining 0.1%
Western Refining, Inc.	4.250	11/12/20		5,000	4,933,335

Foods 0.5%
B.C. Unlimited Liability Co.	4.500	10/27/21		7,125	7,115,103
Big Heart Pet Brands, Inc.	3.500	03/09/20	EUR	2,172	2,087,213
Dunkin Brands, Inc.	3.250	02/08/21		986	966,131
H.J. Heinz Co.	3.500	06/07/20		7,987	7,930,799
Pinnacle Foods Finance LLC	3.250	04/29/20		2,527	2,475,942
US Foods, Inc.	4.500	03/29/19		2,394	2,386,956

					22,962,144

Gaming 0.1%
CCM Merger, Inc. (original cost $2,600,755; purchased 07/30/14)(b)(c)	4.500	08/06/21		2,620	2,607,306

Healthcare & Pharmaceutical 1.1%
Alere, Inc.	3.154	06/30/16		726	719,929
Biomet, Inc.	3.733	07/25/17		9,100	9,067,295
Capsugel Holdings US, Inc.	3.500	08/01/18		3,343	3,298,330
Catalent Pharma Solutions, Inc.	4.500	05/20/21		1,344	1,339,553
CHS Community Health Systems, Inc.	3.485	01/25/17		6,085	6,062,805
Davita Healthcare Partners, Inc.	3.500	06/24/21		3,990	3,947,251
Endo Luxembourg Finance Co.	3.250	03/01/21		2,910	2,870,357
Grifols Worldwide OPS Ltd.	3.235	02/26/21		5,977	5,893,253
Mallinckrodt International Finance	3.500	03/19/21		4,925	4,873,992
Ortho Clinical Diagnostics, Inc.	4.750	06/30/21		2,244	2,214,918
RPI Finance Trust (Luxembourg)	3.250	05/09/18		1,898	1,888,438
RPI Finance Trust (Luxembourg)	3.250	11/09/18		2,064	2,054,394
Valeant Pharmaceuticals International, Inc. (Canada)	2.410	10/20/18		1,280	1,261,037
Valeant Pharmaceuticals International, Inc. (Canada)	3.750	08/05/20		4,000	3,966,668

					49,458,220

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Leisure 0.1%
Activision Blizzard, Inc.	3.250%	10/12/20		2,250	$2,246,486

Lodging 0.2%
Hilton Worldwide Finance LLC	3.500	10/26/20		7,939	7,854,999

Machinery
Terex Corp.	3.500	08/13/21		750	743,906

Media & Entertainment 0.1%
CBS Outdoor Americas CAP LLC	3.000	02/01/21		2,000	1,958,334
Entravision Communications Corp.	3.500	05/29/20		963	934,433

					2,892,767

Metals
FMG Resources (August 2006) Pty. Ltd.	3.750	06/30/19		1,470	1,432,871

Non-Captive Finance 0.1%
Delos Finance SARL	3.500	03/05/21		1,000	993,750
RBS WorldPay, Inc. (United Kingdom)	5.750	11/29/19	GBP	2,300	3,681,133

					4,674,883

Packaging 0.1%
Berry Plastics Group, Inc.	3.750	01/06/21		997	979,622
Crown Americas LLC	4.000	03/31/22		4,700	4,711,750

					5,691,372

Retailers 0.1%
Alliance Boots Holdings Ltd. (United Kingdom)	3.984	07/09/17	GBP	3,400	5,432,157

Technology 0.7%
Avago Technologies Finance PTE Ltd.	3.750	05/06/21		6,883	6,856,940
BMC Software Finance, Inc.	5.000	09/10/20		2,244	2,213,030
First Data Corp.	3.733	03/26/18		790	782,748
First Data Corp.	3.733	09/24/18		2,100	2,079,000
First Data Corp.	4.236	03/24/21		60	59,486
Freescale Semiconductor, Inc.	4.250	02/28/20		3,935	3,878,091
Interactive Data Corp.	4.750	05/03/21		3,329	3,324,525
NXP BV (Netherlands)	3.250	01/10/20		3,975	3,931,864
TransUnion LLC/TransUnion Financing Corp.	4.000	04/09/21		3,231	3,180,768
Vantiv LLC	2.233	06/13/19		5,431	5,336,203

					31,642,655

See Notes to Financial Statements.

Prudential Total Return Bond Fund	25

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Telecommunications 0.1%
Fibertech Networks LLC	4.000%	12/18/19		165	$163,427
SBA Senior Finance II LLC	3.250	03/24/21		4,988	4,891,905

					5,055,332

Transportation Services 0.1%
Stag Midco Ltd. (original cost $4,925,767; purchased 12/13/13)(b)(c)	5.261	10/29/19	GBP	3,000	4,787,081

TOTAL BANK LOANS (cost $198,710,812)					197,382,654

COMMERCIAL MORTGAGE-BACKED SECURITIES 10.5%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AM	5.765(a)	05/10/45		5,000	5,349,815
Series 2006-5, Class A2	5.317	09/10/47		539	539,551
Series 2006-6, Class A2	5.309	10/10/45		341	342,359
Series 2006-6, Class A3	5.369	10/10/45		2,600	2,646,870
Series 2006-6, Class A4	5.356	10/10/45		1,110	1,172,060
Series 2007-1, Class A4	5.451	01/15/49		2,141	2,309,961
Series 2007-2, Class A1A	5.561(a)	04/10/49		5,902	6,357,486
Series 2007-5, Class A1A	5.361	02/10/51		2,919	3,192,537
Series 2007-5, Class A3	5.620	02/10/51		59	59,416
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ	5.281(a)	11/10/42		877	885,768
Series 2005-5, Class AJ	5.144(a)	10/10/45		2,500	2,569,653
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A3	5.793	09/11/42		622	621,101
CD Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293	12/11/49		270	271,438
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AJ	4.960(a)	05/15/43		430	434,547
Series 2007-C6, Class A3	5.710(a)	12/10/49		230	230,103
Series 2008-C7, Class A4	6.133(a)	12/10/49		4,000	4,432,288
Series 2013-GC11, Class A3	2.815	04/10/46		7,000	6,841,849
Series 2014-GC21, Class A4	3.575	05/10/47		11,690	12,016,022
Series 2014-GC25, Class A3	3.372	10/10/47		10,000	10,072,940
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223	08/15/48		1,816	1,926,023

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, Series 2005-GG3, Class AJ	4.859%	08/10/42	2,600	$2,606,934
Series 2005-GG5, Class AM	5.277(a)	04/10/37	21,750	22,449,262
Series 2007-GG9, Class A2	5.381	03/10/39	675	678,487
Series 2012-CR5, Class A3	2.540	12/10/45	3,000	2,884,488
Series 2013-CR7, Class A3	2.929	03/10/46	9,800	9,711,457
Series 2013-CR9, Class A3	4.022	07/10/45	4,000	4,266,196
Series 2013-CR10, Class A3	3.923	08/10/46	6,900	7,307,507
Series 2013-LC6, Class XA, IO	1.777(a)	01/10/46	63,469	5,527,354
Series 2014-UBS3, Class A3	3.546	06/10/47	12,500	12,781,562
Series 2014-UBS3, Class XB, IO, 144A	0.349(a)	06/10/47	130,681	3,924,742
Series 2014-UBS4, Class A4	3.420	08/10/47	10,300	10,387,282
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.463(a)	02/15/39	1,030	1,078,686
Series 2006-C5, Class A3	5.311	12/15/39	2,749	2,920,271
Series 2007-C5, Class A3	5.694(a)	09/15/40	2,174	2,171,197
Series 2014-ICE, Class X1CP, IO, 144A	1.686	04/15/27	98,185	2,389,608
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832	04/15/37	4,290	4,296,409
Federal National Mortgage Association, Series 2012-M8, Class X1, IO	2.191(a)	12/25/19	46,801	3,224,377
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	1.025(a)	01/25/20	110,765	4,908,991
Series K007, Class X1, IO	1.188(a)	04/25/20	21,683	1,038,320
Series K008, Class X1, IO	1.656(a)	06/25/20	102,276	7,187,883
Series K009, Class X1, IO	1.468(a)	08/25/20	3,821	243,017
Series K014, Class X1, IO	1.247(a)	04/25/21	13,040	871,002
Series K015, Class X1, IO	1.656(a)	07/25/21	1,494	135,773
Series K020, Class X1, IO	1.467(a)	05/25/22	49,436	4,343,090
Series K021, Class X1, IO	1.507(a)	06/25/22	29,906	2,712,902
Series K024, Class X1, IO	0.899(a)	09/25/22	29,466	1,633,299
Series K025, Class X1, IO	0.901(a)	10/25/22	30,887	1,762,313
Series K036, Class X1, IO	0.801(a)	10/25/23	29,613	1,691,289
Series K501, Class X1A, IO	1.717(a)	08/25/16	15,409	345,186
Series K702, Class X1, IO	1.528(a)	02/25/18	10,292	453,151
Series K703, Class X1, IO	2.056(a)	05/25/18	9,144	577,062
Series K710, Class X1, IO	1.779(a)	05/25/19	31,988	2,185,032
Series K711, Class X1, IO	1.707(a)	07/25/19	48,174	3,212,793
Series KAIV, Class X1, IO	1.365(a)	06/25/21	2,093	141,480

See Notes to Financial Statements.

Prudential Total Return Bond Fund	27

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class AJ	5.065%(a)	07/10/45	13,400	$13,736,461
GE Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417	12/10/49	110	109,842
Series 2007-C1, Class AAB	5.477	12/10/49	826	846,066
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4	5.238	11/10/45	644	663,649
GS Mortgage Securities Trust, Series 2006-GG6, Class AAB	5.552(a)	04/10/38	155	157,156
Series 2013-GCJ12, Class A3	2.860	06/10/46	11,400	11,177,347
Series 2013-GCJ14, Class XA, IO	0.920(a)	08/10/46	131,865	6,538,517
Series 2013-GC16, Class XA, IO	1.552(a)	11/10/46	37,899	3,053,273
Series 2014-GC20, Class A2	3.002	04/10/47	3,500	3,619,788
Series 2014-GC22, Class XB, IO	0.255(a)	06/10/47	37,110	1,040,806
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A2	1.677	12/15/47	112	112,353
Series 2012-LC9, Class A4	2.611	12/15/47	4,000	3,860,620
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class AJ	4.951(a)	01/12/37	550	550,649
Series 2005-CB13, Class A4	5.244(a)	01/12/43	2,080	2,146,063
Series 2005-LDP3, Class A4B	4.996(a)	08/15/42	500	512,160
Series 2005-LDP3, Class AJ	4.996(a)	08/15/42	8,478	8,648,883
Series 2005-LDP4, Class AM	4.999(a)	10/15/42	750	770,452
Series 2005-LDP5, Class A3	5.265(a)	12/15/44	2,320	2,323,464
Series 2007-LD11, Class A2	5.771(a)	06/15/49	41	41,063
Series 2007-LD12, Class A3	5.930(a)	02/15/51	499	500,288
Series 2012-CBX, Class A3	3.139	06/15/45	2,738	2,842,977
Series 2013-C10, Class A4	2.875	12/15/47	11,000	10,850,774
Series 2013-C13, Class A3	3.525	01/15/46	3,000	3,129,702
Series 2013-LC11, Class A4	2.694	04/15/46	11,400	11,018,773
Series 2014-C18, Class A2	2.879	02/15/47	3,500	3,612,410
Series 2014-C20, Class A3A1	3.472	07/15/47	5,042	5,214,250
Series 2014-C21, Class A4	3.493	08/15/47	9,800	9,956,418
Series 2014-C24, Class A3	3.098	11/15/47	8,040	8,114,868
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263(a)	11/15/40	3,870	4,019,436
Series 2006-C3, Class A4	5.661	03/15/39	32	33,712
Series 2006-C7, Class A2	5.300	11/15/38	375	383,949
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class ASB	5.022(a)	07/12/38	130	130,441

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Merrill Lynch Mortgage Trust, (Continued) Series 2006-C1, Class AM	5.673%(a)	05/12/39	3,380	$3,570,084
Series 2007-C1, Class A3	5.835(a)	06/12/50	948	951,209
Series 2007-C1, Class ASB	5.835(a)	06/12/50	785	830,009
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	5.517(a)	02/12/39	940	984,157
Series 2006-2, Class AM	5.879(a)	06/12/46	60	64,030
Series 2006-4, Class A2	5.112	12/12/49	294	293,629
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655	02/15/46	10,000	9,671,140
Series 2013-C8, Class A3	2.863	12/15/48	3,400	3,338,361
Series 2013-C9, Class A3	2.834	05/15/46	5,900	5,762,554
Series 2013-C13, Class A3	3.766	11/15/46	9,050	9,432,344
Series 2014-C17, Class A2	3.119	08/15/47	15,000	15,557,055
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31	5.439	02/12/44	395	395,360
Series 2007-HQ11, Class A4	5.447	02/12/44	3,800	4,090,768
Series 2007-HQ12, Class A2	5.592(a)	04/12/49	2,922	2,954,542
Series 2007-IQ14, Class AAB	5.654(a)	04/15/49	2,517	2,586,400
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533	12/10/45	4,150	4,113,746
Series 2012-C4, Class A4	2.792	12/10/45	5,200	5,116,582
Series 2013-C5, Class A3	2.920	03/10/46	9,100	8,979,835
Series 2013-C5, Class XB, IO, 144A	0.444(a)	03/10/46	96,528	3,366,993
Series 2013-C6, Class A3	2.971	04/10/46	9,500	9,414,605
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AJ	5.159(a)	07/15/42	2,000	2,053,038
Series 2005-C20, Class AMFX	5.179(a)	07/15/42	4,200	4,314,904
Series 2005-C21, Class AJ	5.240(a)	10/15/44	1,425	1,463,694
Series 2006-C23, Class A4	5.418(a)	01/15/45	2,170	2,241,559
Series 2006-C25, Class A5	5.712(a)	05/15/43	5,000	5,305,560
Series 2006-C26, Class APB	5.997	06/15/45	1,603	1,656,740
Series 2006-C27, Class A3	5.765(a)	07/15/45	15,850	16,698,815
Series 2006-C28, Class A4	5.572	10/15/48	2,334	2,489,087
Series 2007-C32, Class APB	5.716(a)	06/15/49	1,401	1,405,745
Series 2007-C33, Class A4	5.941(a)	02/15/51	5,670	6,123,248
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3	3.986	07/15/46	6,900	7,347,720
Series 2014-LC16, Class A4	3.548	08/15/50	15,810	16,181,693

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $479,731,932)				472,792,005

See Notes to Financial Statements.

Prudential Total Return Bond Fund	29

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS 44.0%

Aerospace & Defense 0.1%
B/E Aerospace, Inc., Sr. Unsec’d. Notes	5.250%	04/01/22	3,000	$3,337,500
Textron, Inc., Sr. Unsec’d. Notes	7.250	10/01/19	800	955,259

				4,292,759

Airlines 0.4%
American Airlines Pass-Through Trust, Series 2014-1 Class A, Equipment Trust(d)	3.700	10/01/26	3,100	3,088,375
Continental Airlines, Inc., Pass-Through Trust, Series 2001-1, Class A-1, Pass-Through Certificates(b)	6.703	06/15/21	5	5,152
Series 2001-1, Class B, Pass-Through Certificates	7.373	12/15/15	170	178,003
Series 2007-1, Class A, Pass-Through Certificates	5.983	04/19/22	413	456,142
Series 2010-1, Class A, Pass-Through Certificates	4.750	01/12/21	373	399,538
Series 2012-1, Class A, Pass-Through Certificates	4.150	04/11/24	2,732	2,766,360
Series 2012-2 Class A, Pass-Through Certificates	4.000	10/29/24	923	927,695
Delta Air Lines, Inc., Pass-Through Trust, Series 2007-1 Class A, Pass-Through Certificates	6.821	08/10/22	1,783	2,059,748
Series 2010-2, Class A, Pass-Through Certificates	4.950	05/23/19	1,030	1,096,571
Series 2011-1, Class A, Pass-Through Certificates	5.300	04/15/19	735	797,744
Series 2012-1, Class A, Pass-Through Certificates	4.750	05/07/20	1,569	1,671,395
US Airways Pass-Through Trust, Series 2012-2, Class A, Pass-Through Certificates	4.625	06/03/25	2,375	2,476,390

				15,923,113

Automotive 1.4%
American Axle & Manufacturing, Inc., Gtd. Notes(d)	6.625	10/15/22	4,689	5,005,508
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.000	06/15/19	2,462	2,637,418

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive (cont’d.)
Chrysler Group LLC/CG Co-Issuer, Inc., (Continued) Sec’d. Notes	8.250%	06/15/21	6,175	$6,900,562
Dana Holding Corp., Sr. Unsec’d. Notes(d)	5.375	09/15/21	1,425	1,482,000
Ford Motor Co., Sr. Unsec’d. Notes(d)	4.750	01/15/43	4,020	4,101,365
Sr. Unsec’d. Notes	7.450	07/16/31	5,720	7,660,905
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375	01/16/18	5,290	5,340,641
Sr. Unsec’d. Notes	2.750	05/15/15	2,295	2,317,847
Sr. Unsec’d. Notes	3.000	06/12/17	2,588	2,668,368
Sr. Unsec’d. Notes(d)	3.664	09/08/24	3,790	3,767,893
Sr. Unsec’d. Notes	4.207	04/15/16	2,550	2,661,139
Sr. Unsec’d. Notes	4.250	02/03/17	8,770	9,284,483
Sr. Unsec’d. Notes	5.000	05/15/18	600	656,538
General Motors Co., Sr. Unsec’d. Notes	4.875	10/02/23	3,725	3,990,406
Sr. Unsec’d. Notes	6.250	10/02/43	3,990	4,748,100
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700	03/15/17	650	669,672
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	5.750	12/15/14	250	251,504

				64,144,349

Banking 11.1%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	7.375	04/06/23	1,300	1,706,229
Sub. Notes	6.875	10/15/15	3,029	3,186,656
American Express Co., Sr. Unsec’d. Notes(d)	2.650	12/02/22	8,090	7,888,219
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250	04/01/23	2,532	2,538,330
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.750	09/22/15	650	663,000
Bank of America Corp., Jr. Sub. Notes	5.125(a)	12/31/49	2,225	2,158,250
Jr. Sub. Notes	8.125(a)	12/29/49	5,000	5,425,000
Jr. Sub. Notes, Series K	8.000(a)	12/29/49	1,500	1,614,375
Sr. Unsec’d. Notes(d)	4.000	04/01/24	3,125	3,228,969

See Notes to Financial Statements.

Prudential Total Return Bond Fund	31

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Bank of America Corp., (Continued)
Sr. Unsec’d. Notes	5.700%	01/24/22	13,710	$15,783,939
Sr. Unsec’d. Notes	5.875	01/05/21	3,620	4,183,066
Sr. Unsec’d. Notes	6.000	09/01/17	1,265	1,410,766
Sr. Unsec’d. Notes	7.625	06/01/19	2,435	2,953,509
Sr. Unsec’d. Notes, MTN(d)	4.125	01/22/24	5,485	5,704,532
Sr. Unsec’d. Notes, MTN	5.000	05/13/21	4,210	4,660,727
Sr. Unsec’d. Notes, MTN	5.650	05/01/18	2,000	2,232,744
Sr. Unsec’d. Notes, Series 1	3.750	07/12/16	735	767,249
Sub. Notes, MTN(d)	4.200	08/26/24	11,010	11,088,843
Sub. Notes, MTN(d)	4.250	10/22/26	6,865	6,814,082
Bank of America NA, Sub. Notes	5.300	03/15/17	250	271,080
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(d)	3.750	05/15/24	7,050	7,140,325
Branch Banking & Trust Co., Sr. Unsec’d. Notes(e)	2.850	04/01/21	9,550	9,581,782
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.300	06/05/19	4,075	4,051,487
Sr. Unsec’d. Notes(d)	2.950	07/23/21	4,295	4,264,553
Sub. Notes	3.375	02/15/23	7,900	7,823,718
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750	04/24/24	3,100	3,139,271
Sr. Unsec’d. Notes	5.250	02/21/17	1,750	1,901,475
Sub. Notes	6.150	09/01/16	150	163,240
Citigroup, Inc., Sr. Unsec’d. Notes	3.375	03/01/23	2,050	2,044,785
Sr. Unsec’d. Notes(d)	3.750	06/16/24	6,550	6,655,763
Sr. Unsec’d. Notes	4.500	01/14/22	3,085	3,346,901
Sr. Unsec’d. Notes	6.125	11/21/17	750	843,214
Sr. Unsec’d. Notes	6.125	05/15/18	4,350	4,940,952
Sr. Unsec’d. Notes	8.125	07/15/39	2,400	3,611,945
Sr. Unsec’d. Notes	8.500	05/22/19	3,385	4,247,224
Sub. Notes(d)	4.000	08/05/24	14,400	14,382,086
Sub. Notes	4.050	07/30/22	9,835	10,117,737
Sub. Notes	6.675	09/13/43	1,100	1,398,708
Compass Bank, Sr. Unsec’d. Notes	1.850	09/29/17	5,130	5,150,587
Credit Suisse/New York NY (Switzerland), Sr. Unsec’d. Notes, MTN(d)	3.625	09/09/24	3,450	3,462,689

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes(d)	3.700%	05/30/24	4,775	$4,817,158
Discover Bank, Sr. Unsec’d. Notes	2.000	02/21/18	3,575	3,559,274
Sr. Unsec’d. Notes	4.250	03/13/26	675	700,886
Sub. Notes	7.000	04/15/20	6,980	8,261,570
Eurasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000	09/26/20	3,975	4,008,946
Fifth Third Bank, Sr. Unsec’d. Notes	1.450	02/28/18	7,900	7,833,537
Sr. Unsec’d. Notes	2.375	04/25/19	1,105	1,111,273
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.550	10/23/19	5,300	5,266,032
Sr. Unsec’d. Notes	3.625	01/22/23	810	812,260
Sr. Unsec’d. Notes	4.000	03/03/24	4,505	4,603,493
Sr. Unsec’d. Notes	5.750	01/24/22	16,755	19,302,296
Sr. Unsec’d. Notes(e)	6.000	06/15/20	4,520	5,198,050
Sr. Unsec’d. Notes	6.150	04/01/18	575	649,750
Sr. Unsec’d. Notes	6.250	09/01/17	840	941,558
Sr. Unsec’d. Notes	6.250	02/01/41	2,305	2,856,257
Sr. Unsec’d. Notes, MTN	3.850	07/08/24	5,040	5,091,675
Sr. Unsec’d Notes, MTN(d)	4.800	07/08/44	5,220	5,390,308
Sub. Notes	6.750	10/01/37	185	226,805
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875	01/14/22	450	503,274
Sr. Unsec’d. Notes	5.100	04/05/21	230	259,572
Sub. Notes	6.500	05/02/36	6,016	7,527,285
Sub. Notes	6.500	09/15/37	1,255	1,561,122
Huntington Bancshares, Inc., Sub. Notes	7.000	12/15/20	120	144,101
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	7.250(a)	08/29/49	900	906,750
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125	01/15/16	3,200	3,267,219
JPMorgan Chase & Co., Jr. Sub. Notes	7.900(a)	04/29/49	5,885	6,377,869
Sr. Unsec’d. Notes	3.150	07/05/16	3,355	3,470,207
Sr. Unsec’d. Notes	3.200	01/25/23	1,600	1,587,379
Sr. Unsec’d. Notes	3.250	09/23/22	8,770	8,781,962
Sr. Unsec’d. Notes(e)	4.250	10/15/20	5,160	5,538,192
Sr. Unsec’d. Notes	4.350	08/15/21	2,240	2,405,652
Sr. Unsec’d. Notes(d)	4.400	07/22/20	2,400	2,601,559

See Notes to Financial Statements.

Prudential Total Return Bond Fund	33

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
JPMorgan Chase & Co., (Continued)
Sr. Unsec’d. Notes	4.500%	01/24/22	3,350	$3,644,391
Sr. Unsec’d. Notes	5.600	07/15/41	830	982,483
Sub. Notes	3.375	05/01/23	2,775	2,709,815
Sub. Notes	3.875	09/10/24	18,900	18,777,018
Sub. Notes	5.625	08/16/43	1,900	2,168,865
KeyBank NA, Sr. Unsec’d. Notes	1.650	02/01/18	3,350	3,341,712
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100	03/24/21	560	628,733
Lloyds Bank PLC (United Kingdom), Gtd. Notes	4.200	03/28/17	1,975	2,106,179
Gtd. Notes	6.375	01/21/21	2,250	2,694,206
Gtd. Notes, MTN, 144A	5.800	01/13/20	6,330	7,344,193
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850	03/21/18	2,700	2,685,296
Morgan Stanley, Jr. Sub. Notes	5.450(a)	12/31/49	2,725	2,737,775
Sr. Unsec’d. Notes(d)	3.700	10/23/24	5,000	4,989,650
Sr. Unsec’d. Notes	3.750	02/25/23	2,575	2,607,973
Sr. Unsec’d. Notes	5.750	01/25/21	2,920	3,352,913
Sr. Unsec’d. Notes(d)	6.375	07/24/42	2,360	3,038,644
Sr. Unsec’d. Notes, MTN	4.100	01/26/15	4,660	4,697,587
Sr. Unsec’d. Notes, MTN	5.450	01/09/17	1,635	1,774,173
Sr. Unsec’d. Notes, MTN	5.500	07/28/21	10,000	11,401,780
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	2,530	2,865,918
Sr. Unsec’d. Notes, MTN	6.250	08/28/17	4,640	5,193,260
Sub. Notes, GMTN	4.350	09/08/26	14,120	14,158,336
Northern Trust Corp., Sub. Notes	3.950	10/30/25	3,010	3,128,486
People’s United Bank, Sub. Notes	4.000	07/15/24	1,750	1,751,297
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22	3,225	3,256,844
PNC Bank NA, Sub. Notes	2.950	01/30/23	6,800	6,605,466
Sub. Notes	4.200	11/01/25	1,450	1,533,297
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854	11/09/22	1,600	1,568,923
Sub. Notes(d)	3.900	04/29/24	2,715	2,751,365
Royal Bank of Scotland Group PLC (The) (United Kingdom), Gtd. Notes	6.125	01/11/21	3,025	3,556,619
Sr. Unsec’d. Notes(d)	2.550	09/18/15	1,225	1,242,502

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%	09/24/15	1,625	$1,652,432
Sr. Unsec’d. Notes	4.625	04/19/16	270	284,005
State Street Corp., Jr. Sub. Debs	4.956	03/15/18	1,375	1,499,491
Sr. Unsec’d. Notes	3.700	11/20/23	5,105	5,291,812
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes(d)	2.450	01/10/19	1,225	1,235,262
Gtd. Notes	3.000	01/18/23	5,125	5,080,679
Gtd. Notes, GMTN	2.250	07/11/19	2,560	2,542,410
SunTrust Bank, Sr. Unsec’d. Notes(d)	2.500	05/01/19	7,830	7,889,218
Sr. Unsec’d. Notes	2.750	05/01/23	3,675	3,526,427
US Bancorp, Jr. Sub. Notes	3.442	02/01/16	1,890	1,946,541
Sub. Notes, MTN	2.950	07/15/22	1,750	1,716,813
Sub. Notes, MTN(d)	3.600	09/11/24	9,490	9,548,278
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.000	01/22/21	3,075	3,128,320
Sr. Unsec’d. Notes, MTN(d)	3.300	09/09/24	3,830	3,820,337
Sr. Unsec’d. Notes, MTN(d)(e)	3.500	03/08/22	5,970	6,173,219
Sr. Unsec’d. Notes, MTN	4.600	04/01/21	1,335	1,474,581
Sub. Notes	4.125	08/15/23	3,845	4,010,343
Sub. Notes, MTN(d)	4.100	06/03/26	4,790	4,858,382

				503,085,527

Brokerage 0.3%
Ameriprise Financial, Inc., Sr. Unsec’d. Notes	3.700	10/15/24	8,200	8,315,628
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	1,425	1,596,779
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(f)	6.875(a)	05/02/18	745	113,613
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	2,330	2,359,137

				12,385,157

Building Materials & Construction 0.9%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A	5.375	11/15/24	6,350	6,365,875

See Notes to Financial Statements.

Prudential Total Return Bond Fund	35

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875%	04/30/19		8,625	$9,618,600
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, RegS	9.500	06/15/18		1,000	1,117,000
Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	3,075	3,834,165
Sr. Sec’d. Notes, 144A	6.500	12/10/19		2,000	2,142,500
Sr. Sec’d. Notes, 144A	9.500	06/15/18		1,200	1,340,400
CeramTec Group GmbH (Germany), Gtd. Notes, 144A	8.250	08/15/21	EUR	500	672,314
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes, 144A	4.250	07/02/24		2,300	2,344,710
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		673	680,388
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $2,763,000; purchased 06/19/14 - 07/07/14)(b)(c)	5.250	06/27/29		2,775	2,650,125
Gtd. Notes, RegS, (original cost $875,000; purchased 09/24/14)(b)(c)	7.125	06/26/42		800	839,600
Gtd. Notes, 144A (original cost $3,278,701; purchased 10/22/12)(b)(c)(d)	7.125	06/26/42		2,820	2,959,590
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		1,625	1,635,839
Toll Brothers Finance Corp., Gtd. Notes	5.150	05/15/15		1,885	1,917,987
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18		1,335	1,428,450

					39,547,543

Cable 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(d)	5.750	01/15/24		1,100	1,126,125
Gtd. Notes	7.000	01/15/19		3,100	3,231,750
Gtd. Notes	7.250	10/30/17		3,000	3,123,750
Gtd. Notes	8.125	04/30/20		11,853	12,564,180
CCOH Safari LLC, Gtd. Notes	5.750	12/01/24		5,550	5,581,219
Comcast Corp., Gtd. Notes	6.450	03/15/37		360	463,084
Gtd. Notes	6.950	08/15/37		1,720	2,334,437
CSC Holdings LLC, Sr. Unsec’d. Notes(d)	6.750	11/15/21		1,650	1,835,625

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
CSC Holdings LLC, (Continued)
Sr. Unsec’d. Notes	7.625%	07/15/18		715	$809,738
Sr. Unsec’d. Notes	8.625	02/15/19		970	1,138,538
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500	03/01/16		875	904,296
Gtd. Notes	3.550	03/15/15		175	176,778
Gtd. Notes(d)	5.150	03/15/42		2,700	2,743,481
Dish DBS Corp., Gtd. Notes(d)	7.875	09/01/19		9,850	11,438,312
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, RegS	8.875	12/01/18	EUR	1,800	2,363,263
Sr. Sec’d. Notes, 144A	8.875	12/01/18		6,068	6,365,939
Sr. Sec’d. Notes, 144A	8.875	12/01/18		4,300	4,511,130
NET Servicos de Comunicacao SA (Brazil), Gtd. Notes	7.500	01/27/20		4,400	4,602,400
Time Warner Cable, Inc., Gtd. Notes	6.750	07/01/18		1,565	1,820,410
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.125	01/21/23	EUR	4,200	5,611,912
Sr. Sec’d. Notes, MTN, 144A	5.500	09/15/22	EUR	3,425	4,601,575
Unitymedia KabelBW GmbH (Germany), Gtd. Notes, 144A(d)	6.125	01/15/25		8,000	8,350,000
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625	07/01/20		2,550	2,683,875
Videotron Ltd. (Canada), Gtd. Notes	9.125	04/15/18		414	427,455
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	3,000	5,015,517

					93,824,789

Capital Goods 1.1%
AP Moeller-Maersk A/S (Denmark), Unsec’d. Notes, 144A(d)	2.550	09/22/19		3,655	3,685,340
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22		3,425	3,699,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(d)	4.875	11/15/17		4,700	4,846,875
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,279,642; purchased 03/12/12)(b)(c)(d)	2.750	03/15/17		1,280	1,320,447

See Notes to Financial Statements.

Prudential Total Return Bond Fund	37

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
ERAC USA Finance LLC, (Continued)
Gtd. Notes, 144A (original cost $269,528; purchased 04/24/06)(b)(c)	6.200%	11/01/16	270	$296,255
Gtd. Notes, 144A (original cost $967,253; purchased 05/30/13)(b)(c)	6.700	06/01/34	810	1,027,856
Gtd. Notes, 144A (original cost $5,100,644; purchased 10/26/11 - 05/14/13)(b)(c)	7.000	10/15/37	4,090	5,380,882
General Electric Co., Sr. Unsec’d. Notes	4.125	10/09/42	605	610,462
Sr. Unsec’d. Notes	4.500	03/11/44	900	959,412
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	1,850	1,928,625
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $3,969,117; purchased 09/24/12)(b)(c)	2.500	03/15/16	3,975	4,051,837
Sr. Unsec’d. Notes, 144A (original cost $947,939; purchased 01/14/13)(b)(c)	2.875	07/17/18	950	967,604
Unsec’d. Notes, 144A (original cost $899,127; purchased 05/08/12)(b)(c)	3.125	05/11/15	900	910,365
Pentair Finance SA, Gtd. Notes	1.875	09/15/17	1,075	1,080,420
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200	01/15/98	1,500	1,508,334
United Rentals North America, Inc., Gtd. Notes	7.375	05/15/20	4,000	4,340,000
Gtd. Notes(d)	7.625	04/15/22	7,000	7,805,000
United Technologies Corp., Sr. Unsec’d. Notes	4.500	06/01/42	2,250	2,401,452
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	1,505	1,663,263

				48,483,429

Chemicals 1.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(d)	4.900	06/01/43	2,050	2,078,278
Sr. Unsec’d. Notes	6.125	01/15/41	1,730	2,060,689
CF Industries, Inc., Gtd. Notes	4.950	06/01/43	3,565	3,583,670

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
CF Industries, Inc., (Continued)
Gtd. Notes	5.375%	03/15/44	1,800	$1,914,624
Gtd. Notes	6.875	05/01/18	240	277,319
Gtd. Notes	7.125	05/01/20	195	234,459
Dow Chemical Co. (The), Sr. Unsec’d. Notes(d)	3.000	11/15/22	3,675	3,585,113
Sr. Unsec’d. Notes	4.250	11/15/20	2,500	2,688,467
Sr. Unsec’d. Notes	4.625	10/01/44	40	39,326
Sr. Unsec’d. Notes	5.250	11/15/41	2,235	2,402,352
Sr. Unsec’d. Notes	9.400	05/15/39	330	526,643
Eastman Chemical Co., Sr. Unsec’d. Notes(d)	4.650	10/15/44	2,120	2,062,987
LYB International Finance BV (Netherlands), Gtd. Notes	4.875	03/15/44	3,980	4,115,630
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000	04/15/19	3,575	3,940,998
Monsanto Co., Sr. Unsec’d. Notes(d)	4.200	07/15/34	715	730,089
Sr. Unsec’d. Notes	4.400	07/15/44	855	861,907
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450	11/15/33	1,040	1,161,070
Sr. Unsec’d. Notes(d)	5.625	11/15/43	3,455	3,898,643
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000	05/01/25	2,025	2,090,812
Sibur Securities Ltd. (Russia), Gtd. Notes, 144A	3.914	01/31/18	2,425	2,252,219
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750	03/31/20	7,700	8,470,000
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	850	1,089,136
WR Grace & Co., Gtd. Notes, 144A(d)	5.125	10/01/21	2,800	2,917,264

				52,981,695

Consumer 0.1%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625	05/15/21	2,325	2,150,625
Massachusetts Institute of Technology	5.600	07/01/2111	942	1,227,492
QVC, Inc., Sr. Sec’d. Notes	5.125	07/02/22	1,700	1,788,337

				5,166,454

Electric 2.1%
AES Corp. (The), Sr. Unsec’d. Notes	8.000	10/15/17	6,800	7,718,000
American Electric Power Co., Inc., Sr. Unsec’d. Notes(d)	2.950	12/15/22	2,100	2,053,897

See Notes to Financial Statements.

Prudential Total Return Bond Fund	39

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp., Sr. Unsec’d. Notes(d)	5.375%	01/15/23	1,600	$1,616,000
Sr. Unsec’d. Notes(d)	5.750	01/15/25	1,675	1,695,938
Commonwealth Edison Co., First Mortgage Bonds	6.450	01/15/38	690	919,817
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20	6,000	6,390,000
DPL, Inc., Sr. Unsec’d. Notes, 144A(d)	6.750	10/01/19	2,875	2,968,437
Duke Energy Carolinas LLC, First Mortgage Bonds	4.250	12/15/41	1,000	1,041,030
First Ref. Mortgage	4.000	09/30/42	1,025	1,030,051
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750	11/01/19	19,925	20,622,375
Sr. Sec’d. Notes, 144A(d)	7.375	11/01/22	6,815	7,206,862
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	750	906,098
Entergy Arkansas, Inc., First Mortgage	3.050	06/01/23	1,200	1,191,036
Entergy Corp., Sr. Unsec’d. Notes	4.700	01/15/17	2,475	2,632,920
Exelon Corp., Sr. Unsec’d. Notes	4.900	06/15/15	125	128,187
Exelon Generation Co. LLC, Sr. Unsec’d. Notes(d)	6.200	10/01/17	750	844,067
Sr. Unsec’d. Notes	6.250	10/01/39	800	935,730
FirstEnergy Corp., Sr. Unsec’d. Notes(d)	7.375	11/15/31	2,310	2,744,795
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	1,175	1,209,876
Georgia Power Co., Sr. Unsec’d. Notes	4.750	09/01/40	1,050	1,140,356
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	15	17,967
Nevada Power Co., General Ref. Mortgage	5.375	09/15/40	500	598,292
NRG Energy, Inc., Gtd. Notes, 144A	6.250	07/15/22	7,150	7,471,750
Gtd. Notes(d)	6.625	03/15/23	5,250	5,538,750
Gtd. Notes	8.250	09/01/20	2,650	2,865,313
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.800	09/01/18	545	642,355
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.450	04/15/42	1,800	1,846,019
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150	04/01/22	4,000	4,031,576
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42	1,990	1,887,927
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434	11/15/41	2,550	2,753,674
Southern Power Co., Sr. Unsec’d. Notes	5.150	09/15/41	725	807,642
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	6.650	05/15/18	725	814,408

				94,271,145

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Integrated 0.9%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(d)	3.561%	11/01/21	1,615	$1,661,464
Gtd. Notes	4.500	10/01/20	435	475,267
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750	11/15/39	2,950	3,726,880
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250	11/05/19	1,375	1,476,406
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A(d)	5.375	01/26/19	8,840	8,862,100
Gtd. Notes, 144A	7.250	12/12/21	3,500	3,736,250
Gtd. Notes, RegS	5.375	01/26/19	500	501,250
Reliance Holdings USA, Inc. (India), Gtd. Notes, RegS	5.400	02/14/22	1,500	1,633,309
Gtd. Notes, 144A	5.400	02/14/22	4,023	4,380,536
Rosneft Finance SA (Russia), Gtd. Notes, 144A	6.625	03/20/17	1,100	1,131,075
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22	11,600	11,832,000

				39,416,537

Energy - Other 1.4%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	10.250	04/08/19	900	936,180
Sr. Sec’d. Notes, RegS	11.500	02/01/16	1,400	1,445,500
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677(g)	10/10/36	5,000	1,893,750
Sr. Unsec’d. Notes	6.375	09/15/17	7,890	8,907,723
Sr. Unsec’d. Notes	6.450	09/15/36	50	61,710
Sr. Unsec’d. Notes	6.950	06/15/19	175	208,724
Sr. Unsec’d. Notes	7.950	06/15/39	1,600	2,266,669
California Resources Corp., Gtd. Notes, 144A(d)	6.000	11/15/24	3,775	3,850,500
Cameron International Corp., Sr. Unsec’d. Notes	5.950	06/01/41	2,775	3,255,655
Halliburton Co., Sr. Unsec’d. Notes	4.500	11/15/41	485	496,729
Kerr-McGee Corp., Gtd. Notes	6.950	07/01/24	1,060	1,324,293
Nabors Industries, Inc., Gtd. Notes	4.625	09/15/21	12,740	13,439,961
Newfield Exploration Co., Sr. Sub. Notes	6.875	02/01/20	6,500	6,743,750
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150	12/15/21	7,450	7,945,626
Sr. Unsec’d. Notes	5.250	11/15/43	360	387,568
Sr. Unsec’d. Notes	6.000	03/01/41	1,272	1,475,418

See Notes to Financial Statements.

Prudential Total Return Bond Fund	41

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Phillips 66, Gtd. Notes	2.950%	05/01/17	795	$825,564
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875	05/01/18	700	802,502
Precision Drilling Corp. (Canada), Gtd. Notes	6.625	11/15/20	1,000	1,030,000
Transocean, Inc., Gtd. Notes	2.500	10/15/17	1,775	1,753,680
Weatherford International Ltd., Gtd. Notes	5.125	09/15/20	525	572,487
Gtd. Notes(d)	5.950	04/15/42	520	550,360
WPX Energy, Inc., Sr. Unsec’d. Notes(d)	5.250	09/15/24	2,725	2,656,875

				62,831,224

Foods 1.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000	11/15/39	1,880	2,831,658
Gtd. Notes	8.200	01/15/39	450	684,896
ARAMARK Corp., Gtd. Notes	5.750	03/15/20	3,200	3,344,000
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16	360	404,741
BRF SA (Brazil), Gtd. Notes, 144A	5.875	06/06/22	2,600	2,860,000
Sr. Unsec’d. Notes, 144A	3.950	05/22/23	2,425	2,291,625
Sr. Unsec’d. Notes, 144A	4.750	05/22/24	5,200	5,206,500
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750	10/01/18	1,275	1,356,281
Delhaize Group SA (Belgium), Gtd. Notes	5.700	10/01/40	750	800,169
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A(d)	5.000	10/01/23	1,935	2,049,647
JBS Finance II Ltd. (Brazil), Gtd. Notes, RegS	8.250	01/29/18	3,300	3,473,250
Gtd. Notes, 144A	8.250	01/29/18	3,690	3,883,725
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	2,500	2,739,075
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $2,385,675; purchased 12/07/11 - 12/08/11)(b)(c)(d)	7.250	06/01/21	2,580	2,747,700
Gtd. Notes, 144A (original cost $492,845; purchased 01/25/12)(b)(c)(d)	8.250	02/01/20	500	535,000

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LLC/JBS USA Finance, Inc. (Brazil), (Continued)
Sr. Unsec’d. Notes, 144A (original cost $1,526,630; purchased 07/31/14)(b)(c)	5.875%	07/15/24		1,544	$1,551,720
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	6.125	08/23/18		495	567,608
Sr. Unsec’d. Notes(d)	6.500	02/09/40		1,910	2,372,272
Kroger Co. (The), Sr. Unsec’d. Notes(d)	2.950	11/01/21		6,775	6,709,472
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250	02/10/22		2,270	2,621,850
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, RegS	5.625	04/14/18		1,750	1,908,375
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625	08/15/22		3,425	3,733,250
Stretford 79 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.750	07/15/24	GBP	5,000	6,718,710
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes	8.875	12/15/17		3,000	3,082,500
Tyson Foods, Inc., Gtd. Notes(d)	5.150	08/15/44		3,220	3,437,978
Gtd. Notes	6.600	04/01/16		5,005	5,388,908
Wm Wrigley Jr Co., Sr. Unsec’d. Notes, 144A	2.400	10/21/18		9,205	9,297,547

					82,598,457

Gaming 0.2%
MGM Resorts International, Gtd. Notes(d)	6.625	12/15/21		1,875	2,053,125
Pinnacle Entertainment, Inc., Gtd. Notes(d)	6.375	08/01/21		3,000	3,210,000
Gtd. Notes(d)	7.500	04/15/21		1,030	1,099,525
Gtd. Notes(d)	8.750	05/15/20		2,950	3,134,375

					9,497,025

Healthcare & Pharmaceutical 2.5%
Actavis Funding SCS, Gtd. Notes, 144A	3.850	06/15/24		3,010	2,929,636
Gtd. Notes, 144A	4.850	06/15/44		1,165	1,098,572
Actavis, Inc., Sr. Unsec’d. Notes	1.875	10/01/17		1,000	991,215
Amgen, Inc., Sr. Unsec’d. Notes	5.150	11/15/41		6,010	6,445,677
Sr. Unsec’d. Notes	5.375	05/15/43		2,215	2,453,784
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	4.000	09/18/42		1,375	1,319,018

See Notes to Financial Statements.

Prudential Total Return Bond Fund	43

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
CHS/Community Health Systems, Inc., Gtd. Notes(d)	8.000%	11/15/19	9,127	$9,857,160
Sr. Sec’d. Notes(d)	5.125	08/15/18	2,600	2,704,000
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	6,500	6,638,937
Forest Laboratories, Inc., Sr. Unsec’d. Notes, 144A	4.875	02/15/21	1,560	1,663,571
Sr. Unsec’d. Notes, 144A	5.000	12/15/21	4,000	4,286,212
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A(d)	6.500	09/15/18	2,400	2,658,000
Gilead Sciences, Inc., Sr. Unsec’d. Notes(d)	4.800	04/01/44	5,160	5,592,976
HCA, Inc., Gtd. Notes	7.500	02/15/22	5,000	5,806,250
Gtd. Notes	8.000	10/01/18	4,925	5,651,437
Sr. Sec’d. Notes(d)	4.250	10/15/19	11,125	11,305,781
Sr. Sec’d. Notes	5.000	03/15/24	2,250	2,320,335
Sr. Sec’d. Notes(d)	5.250	04/15/25	10,000	10,362,500
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(d)	3.750	08/23/22	325	331,215
Life Technologies Corp., Sr. Unsec’d. Notes	4.400	03/01/15	2,700	2,731,979
LifePoint Hospitals, Inc., Gtd. Notes	6.625	10/01/20	2,055	2,183,437
MedAssets, Inc., Gtd. Notes	8.000	11/15/18	1,800	1,867,500
Merck & Co, Inc., Sr. Unsec’d. Notes(d)	4.150	05/18/43	5,525	5,741,597
Mylan, Inc., Gtd. Notes	2.600	06/24/18	2,800	2,840,012
Gtd. Notes, 144A	6.000	11/15/18	1,450	1,493,855
Novartis Capital Corp. (Switzerland), Gtd. Notes	3.700	09/21/42	2,310	2,212,687
Pfizer, Inc., Sr. Unsec’d. Notes(d)(e)	4.300	06/15/43	2,275	2,293,473
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(d)	7.000	03/01/39	1,500	2,189,349
Teva Pharmaceutical Finance IV BV (Israel), Gtd. Notes	3.650	11/10/21	3,110	3,175,705
Valeant Pharmaceuticals International, Gtd. Notes, 144A(d)	6.750	08/15/18	3,300	3,510,375
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	395	406,440

				115,062,685

Healthcare Insurance 0.6%
Aetna, Inc., Sr. Unsec’d. Notes	4.125	11/15/42	1,775	1,680,259
Sr. Unsec’d. Notes	4.500	05/15/42	1,150	1,153,489

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Insurance (cont’d.)
Aetna, Inc., (Continued)
Sr. Unsec’d. Notes	6.750%	12/15/37	1,825	$2,414,147
Cigna Corp., Sr. Unsec’d. Notes	5.375	03/15/17	965	1,053,547
Sr. Unsec’d. Notes	5.375	02/15/42	2,225	2,514,637
Sr. Unsec’d. Notes	5.875	03/15/41	905	1,073,860
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450	06/15/21	500	572,952
Sr. Unsec’d. Notes	5.950	03/15/17	1,775	1,963,342
Sr. Unsec’d. Notes	6.125	01/15/15	2,100	2,122,298
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	3,375	3,379,779
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950	10/15/42	625	587,628
Sr. Unsec’d. Notes	4.375	03/15/42	3,380	3,408,984
Sr. Unsec’d. Notes(d)	4.625	11/15/41	1,725	1,801,866
Sr. Unsec’d. Notes	5.700	10/15/40	185	224,908
Sr. Unsec’d. Notes	5.800	03/15/36	130	159,126
Sr. Unsec’d. Notes	5.950	02/15/41	490	615,570
Sr. Unsec’d. Notes	6.625	11/15/37	475	631,156
WellPoint, Inc., Sr. Unsec’d. Notes	4.650	01/15/43	1,855	1,878,143

				27,235,691

Insurance 2.6%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500	11/15/20	240	269,222
Gtd. Notes	7.500	08/01/16	890	982,503
American International Group, Inc., Sr. Unsec’d. Notes	4.500	07/16/44	6,135	6,230,221
Sr. Unsec’d. Notes	4.875	06/01/22	280	312,309
Sr. Unsec’d. Notes	5.050	10/01/15	200	207,940
Sr. Unsec’d. Notes	6.400	12/15/20	9,785	11,684,758
Sr. Unsec’d. Notes, MTN	5.450	05/18/17	3,330	3,662,807
Sr. Unsec’d. Notes, MTN(d)	5.850	01/16/18	4,560	5,138,956
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(d)	4.500	02/11/43	4,290	4,457,700
Chubb Corp. (The), Jr. Sub. Notes	6.375(a)	03/29/67	650	708,500
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Sub. Notes, 144A(d)	5.100(a)	12/29/49	2,135	2,190,510
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000	07/15/34	525	643,481

See Notes to Financial Statements.

Prudential Total Return Bond Fund	45

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	4.300%	04/15/43	480	$464,264
Sr. Unsec’d. Notes	5.125	04/15/22	1,200	1,340,974
Sr. Unsec’d. Notes	5.950	10/15/36	755	905,395
Sr. Unsec’d. Notes	6.100	10/01/41	995	1,239,998
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850	08/01/44	2,575	2,578,644
Gtd. Notes, 144A	4.950	05/01/22	1,325	1,436,080
Gtd. Notes, 144A	5.000	06/01/21	350	384,240
Gtd. Notes, 144A	6.500	05/01/42	5,155	6,197,815
Sr. Unsec’d. Notes, 144A	6.500	03/15/35	1,190	1,449,088
Lincoln National Corp., Jr. Sub. Notes(d)	6.050(a)	04/20/67	940	956,450
Sr. Unsec’d. Notes	4.200	03/15/22	865	919,264
Sr. Unsec’d. Notes	6.300	10/09/37	600	752,415
Sr. Unsec’d. Notes	7.000	06/15/40	6,530	8,752,192
Sr. Unsec’d. Notes	8.750	07/01/19	800	1,016,045
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22	2,750	3,002,632
Sr. Unsec’d. Notes	5.000	03/30/43	300	310,639
Sr. Unsec’d. Notes	7.125	09/30/19	6,680	7,991,798
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A(d)	5.375	12/01/41	1,645	1,838,312
Sub. Notes, 144A	8.875	06/01/39	550	862,470
MetLife Capital Trust IV, Jr. Sub. Notes, 144A	7.875	12/15/37	759	969,623
MetLife, Inc., Sr. Unsec’d. Notes(d)	4.875	11/13/43	2,490	2,701,941
Sr. Unsec’d. Notes	5.700	06/15/35	1,090	1,319,823
Sr. Unsec’d. Notes(e)	7.717	02/15/19	2,750	3,361,179
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100(a)	10/16/44	7,870	8,204,475
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	190	235,995
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375	04/30/20	360	415,162
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	3,100	3,059,799
Gtd. Notes	4.625	09/15/42	275	284,397
Progressive Corp. (The), Jr. Sub. Notes	6.700(a)	06/15/37	365	400,588

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Swiss Re Treasury US Corp., Gtd. Notes, 144A	4.250%	12/06/42	5,235	$5,150,046
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44	3,110	3,296,961
Sub. Notes, 144A	6.850	12/16/39	830	1,097,278
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20	225	257,057
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625	03/15/22	2,675	2,863,333
Sr. Unsec’d. Notes	5.375	09/15/20	2,235	2,517,171
Willis Group Holdings PLC, Gtd. Notes	4.125	03/15/16	630	652,838
XL Group PLC (Ireland), Jr. Sub. Notes	6.500(a)	12/31/49	260	249,470

				115,924,758

Lodging 0.9%
Carnival Corp., Gtd. Notes	1.200	02/05/16	3,025	3,028,536
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes, 144A	5.625	10/15/21	5,000	5,268,750
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	5,055	5,190,100
Sr. Unsec’d. Notes	6.375	06/15/17	6,055	6,759,427
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	7.150	12/01/19	4,840	5,731,238
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	1,375	1,383,036
Sr. Unsec’d. Notes	2.950	03/01/17	5,370	5,500,904
Sr. Unsec’d. Notes(d)	4.250	03/01/22	5,015	5,060,757
Sr. Unsec’d. Notes	5.625	03/01/21	980	1,095,380

				39,018,128

Media & Entertainment 1.5%
21st Century Fox America, Inc., Gtd. Notes	6.150	03/01/37	2,325	2,839,025
Gtd. Notes	6.150	02/15/41	2,445	3,010,479
Gtd. Notes	6.900	08/15/39	160	209,762
Gtd. Notes	7.625	11/30/28	550	720,922
AMC Entertainment, Inc., Gtd. Notes(d)	9.750	12/01/20	5,716	6,344,760
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	5,685	6,196,650

See Notes to Financial Statements.

Prudential Total Return Bond Fund	47

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	2.625%	09/16/19	1,900	$1,905,272
Gtd. Notes, 144A	6.100	02/15/18	90	101,255
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,561,250; purchased 08/04/14)(b)(c)	7.500	08/15/19	3,500	3,508,750
CBS Corp., Gtd. Notes (original cost $1,927,731; purchased 06/11/12)(b)(c)	1.950	07/01/17	1,950	1,976,651
Gtd. Notes (original cost $883,590; purchased 02/10/12)(b)(c)	5.900	10/15/40	765	881,524
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	6,619	6,519,715
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(d)	6.500	11/15/22	803	827,090
Gtd. Notes(d)	6.500	11/15/22	2,172	2,248,020
Gannett Co., Inc., Gtd. Notes, 144A(d)	4.875	09/15/21	1,600	1,612,000
Historic TW, Inc., Gtd. Notes(d)	6.625	05/15/29	1,198	1,513,039
Liberty Interactive LLC, Sr. Unsec’d. Notes(d)	8.250	02/01/30	5,000	5,450,000
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375	07/28/17	2,000	2,170,000
Gtd. Notes, 144A	6.000	07/18/20	2,520	2,734,200
Gtd. Notes, 144A	6.375	07/28/17	3,200	3,472,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $5,118,750; purchased 09/22/14)(b)(c)	5.000	08/01/18	5,000	5,125,000
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600	08/15/16	1,800	1,980,000
Time Warner, Inc., Gtd. Notes	6.200	03/15/40	2,600	3,078,852
Viacom, Inc., Sr. Unsec’d. Notes (original cost $358,712; purchased 02/11/14)(b)(c)	4.875	06/15/43	380	377,922
Sr. Unsec’d. Notes (original cost $1,833,064; purchased 12/13/12)(b)(c)	4.500	02/27/42	1,851	1,760,305

				66,563,193

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals 1.4%
Alcoa, Inc., Sr. Unsec’d. Notes(d)	5.125%	10/01/24	1,525	$1,609,968
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(d)	4.250	08/05/15	3,100	3,150,375
Sr. Unsec’d. Notes	6.125	06/01/18	3,300	3,531,000
Sr. Unsec’d. Notes(d)	6.750	02/25/22	2,400	2,664,240
Berau Capital Resources, Sr. Sec’d. Notes, RegS	12.500	07/08/15	3,760	2,895,200
CITIC Pacific Ltd. (China), Sr. Unsec’d. Notes, RegS	6.800	01/17/23	4,221	4,854,319
Sr. Unsec’d. Notes, RegS, MTN	6.875	01/21/18	3,430	3,833,128
EVRAZ Group SA (Russia), Sr. Unsec’d. Notes, RegS	6.750	04/27/18	1,000	940,376
Sr. Unsec’d. Notes, RegS	7.400	04/24/17	1,000	992,600
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(d)	6.000	04/01/17	2,500	2,550,000
Gtd. Notes, 144A(d)	6.875	02/01/18	978	1,002,222
Glencore Finance Canada (Canada), Gtd. Notes, 144A	2.050	10/23/15	3,975	4,010,863
Gtd. Notes, 144A	2.700	10/25/17	4,200	4,276,679
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes(d)	3.625	06/09/21	2,405	2,408,463
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.250	11/15/22	2,950	2,883,625
Newmont Mining Corp., Gtd. Notes	6.250	10/01/39	85	84,883
Peabody Energy Corp., Gtd. Notes(d)	6.000	11/15/18	3,625	3,507,188
Southern Copper Corp., Sr. Unsec’d. Notes	6.750	04/16/40	1,400	1,547,350
Sr. Unsec’d. Notes	7.500	07/27/35	2,055	2,432,051
Teck Resources Ltd. (Canada), Gtd. Notes	6.250	07/15/41	615	611,732
TMS International Corp., Gtd. Notes, 144A (original cost $2,467,500; purchased 08/01/14)(b)(c)	7.625	10/15/21	2,350	2,455,750
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, RegS	6.750	06/07/16	2,446	2,559,739
Sr. Unsec’d. Notes, 144A	6.000	01/31/19	3,870	3,947,400
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18	5,000	5,237,500

				63,986,651

See Notes to Financial Statements.

Prudential Total Return Bond Fund	49

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Non-Captive Finance 0.9%
CIT Group, Inc., Sr. Unsec’d. Notes(d)	5.000%	05/15/17		2,500	$2,618,750
Sr. Unsec’d. Notes(d)	5.000	08/15/22		3,650	3,818,812
Sr. Unsec’d. Notes, 144A	5.500	02/15/19		11,000	11,735,625
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(d)	5.875	01/14/38		3,164	3,882,402
Sr. Unsec’d. Notes, MTN(d)	6.875	01/10/39		6,120	8,382,356
Sub. Notes(d)	5.300	02/11/21		545	618,935
HSBC Finance Capital Trust IX (United Kingdom), Gtd. Notes	5.911(a)	11/30/35		900	920,250
HSBC Finance Corp., Sr. Sub. Notes	6.676	01/15/21		145	170,880
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750	05/15/16		575	599,438
Sr. Unsec’d. Notes	6.250	05/15/19		700	765,625
Nelnet, Inc., Jr. Sub. Notes	3.609(a)	09/29/36		775	580,281
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(b)	0.955(a)	07/03/33		160	142,785
Schahin II Finance Co. SPV Ltd. (Brazil), Sr. Sec’d. Notes, 144A (original cost $1,782,029; purchased 03/27/12 - 07/24/12)(b)(c)(d)	5.875	09/25/22		1,754	1,657,247
SLM Corp., Sr. Unsec’d. Notes, MTN	3.875	09/10/15		1,750	1,767,500
Sr. Unsec’d. Notes, MTN	5.000	04/15/15		1,800	1,824,660
Sr. Unsec’d. Notes, MTN	5.050	11/14/14		1,450	1,450,000
Sr. Unsec’d. Notes, MTN	6.000	01/25/17		650	685,750
Sr. Unsec’d. Notes, MTN	6.250	01/25/16		630	655,200

					42,276,496

Packaging 0.1%
Ball Corp., Gtd. Notes(d)	6.750	09/15/20		1,200	1,257,000
Greif Nevada Holdings SCS, Sr. Unsec’d. Notes, MTN, 144A	7.375	07/15/21	EUR	730	1,061,166
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		1,225	1,402,625

					3,720,791

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Paper 0.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $5,036,312; purchased 12/20/12)(b)(c)	7.375%	12/01/25	3,697	$4,854,849
International Paper Co., Sr. Unsec’d. Notes	6.000	11/15/41	2,290	2,639,055
Sr. Unsec’d. Notes	7.300	11/15/39	1,075	1,408,977
Sr. Unsec’d. Notes	9.375	05/15/19	2,225	2,863,998
Rock-Tenn Co., Gtd. Notes(d)	4.450	03/01/19	1,140	1,221,624
Gtd. Notes(d)	4.900	03/01/22	1,700	1,827,471

				14,815,974

Pipelines & Other 1.2%
AGL Capital Corp., Gtd. Notes	4.400	06/01/43	2,700	2,759,049
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes(d)	7.000	05/20/22	2,480	2,678,400
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	1,130	1,389,193
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes(d)	4.800	11/01/43	250	270,580
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	6.500	04/01/20	2,009	2,298,240
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650	06/01/21	510	544,313
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38	2,630	2,771,362
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	12/01/42	1,600	1,489,986
Sr. Unsec’d. Notes	4.250	02/01/21	5,500	5,959,998
NiSource Finance Corp., Gtd. Notes	4.800	02/15/44	3,865	4,082,785
Gtd. Notes	5.450	09/15/20	355	405,027
ONEOK Partners LP, Gtd. Notes	2.000	10/01/17	1,250	1,258,863
Sempra Energy, Sr. Unsec’d. Notes(d)	2.300	04/01/17	2,060	2,112,054
Sr. Unsec’d. Notes	6.500	06/01/16	750	815,474
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	4.125	11/15/19	8,000	8,120,000

See Notes to Financial Statements.

Prudential Total Return Bond Fund	51

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Western Gas Partners LP, Sr. Unsec’d. Notes	4.000%	07/01/22	700	$721,738
Sr. Unsec’d. Notes	5.450	04/01/44	875	949,870
Williams Partners LP, Sr. Unsec’d. Notes	3.900	01/15/25	13,915	13,804,431
Sr. Unsec’d. Notes	4.000	11/15/21	1,475	1,535,058
Sr. Unsec’d. Notes(d)	4.900	01/15/45	75	73,482

				54,039,903

Railroads 0.3%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(d)	4.375	09/01/42	3,425	3,427,288
Sr. Unsec’d. Notes(d)	4.550	09/01/44	2,310	2,343,472
Norfolk Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20	3,700	5,008,124
Union Pacific Corp., Sr. Unsec’d. Notes	6.250	05/01/34	1,800	2,327,191

				13,106,075

Real Estate Investment Trusts 0.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes(d)	7.750	02/15/19	4,000	4,200,000
Brandywine Operating Partnership LP, Gtd. Notes	4.550	10/01/29	2,330	2,327,348
Digital Realty Trust LP, Gtd. Notes(d)	4.500	07/15/15	4,700	4,775,224
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	1,225	1,245,557
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500	05/01/24	5,025	5,200,247
Realty Income Corp., Sr. Unsec’d. Notes	5.500	11/15/15	1,830	1,913,508
Simon Property Group LP, Sr. Unsec’d. Notes	2.800	01/30/17	245	253,585
Sr. Unsec’d. Notes	3.375	03/15/22	350	360,616
Sr. Unsec’d. Notes	4.200	02/01/15	260	260,000
Sr. Unsec’d. Notes	10.350	04/01/19	600	794,218
Sr. Unsec’d. Notes, 144A	1.500	02/01/18	6,250	6,210,994
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, RegS	5.250	12/15/24	2,000	2,110,000
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A(d)	5.250	12/15/24	2,830	2,985,650

				32,636,947

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Retailers 0.5%
CVS Health Corp., Sr. Unsec’d. Notes(d)	5.300%	12/05/43		800	$918,522
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20		2,150	2,193,215
Home Depot, Inc. (The), Sr. Unsec’d. Notes(d)	4.200	04/01/43		955	977,102
L Brands, Inc., Gtd. Notes	5.625	02/15/22		6,325	6,783,562
Gtd. Notes	7.000	05/01/20		4,000	4,540,000
Gtd. Notes	8.500	06/15/19		2,350	2,808,250
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875	01/15/22		475	495,425
Picard Groupe SA (France), Sr. Sec’d. Notes, 144A	4.459(a)	08/01/19	EUR	3,275	4,106,524
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.625	04/15/41		525	652,471

					23,475,071

Technology 1.9%
Amphenol Corp., Sr. Unsec’d. Notes	4.750	11/15/14		950	951,088
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375	11/01/15		275	281,676
Avaya, Inc., Sec’d. Notes, 144A(d)	10.500	03/01/21		3,050	2,672,563
Brightstar Corp., Gtd. Notes, 144A (original cost $2,126,719; purchased 08/06/14)(b)(c)	9.500	12/01/16		2,000	2,105,400
Sr. Unsec’d. Notes, 144A (original cost $3,684,750; purchased 08/05/14)(b)(c)	7.250	08/01/18		3,400	3,655,000
CDW LLC/CDW Finance Corp., Gtd. Notes	6.000	08/15/22		3,000	3,165,000
Gtd. Notes	8.500	04/01/19		8,961	9,498,660
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		1,550	1,546,125
First Data Corp., Gtd. Notes	11.250	01/15/21		4,000	4,610,000
Gtd. Notes	12.625	01/15/21		11,157	13,472,077
Jabil Circuit, Inc., Sr. Unsec’d. Notes(d)	4.700	09/15/22		2,900	2,900,000
Sr. Unsec’d. Notes	5.625	12/15/20		4,700	5,029,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18		12,775	12,870,812
Gtd. Notes, 144A	5.750	02/15/21		2,500	2,637,500

See Notes to Financial Statements.

Prudential Total Return Bond Fund	53

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34		3,265	$3,359,545
Seagate Technology HDD Holdings, Gtd. Notes	6.800	10/01/16		330	358,050
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(d)	5.625	11/01/24		4,000	4,222,500
Gtd. Notes, 144A	6.500	05/15/19		4,850	5,074,313
SunGard Data Systems, Inc., Gtd. Notes(d)	7.625	11/15/20		5,325	5,677,781
Xerox Corp., Sr. Unsec’d. Notes	2.950	03/15/17		1,100	1,138,192
Sr. Unsec’d. Notes	4.250	02/15/15		1,050	1,060,878

					86,286,160

Telecommunications 3.2%
AT&T, Inc., Sr. Unsec’d. Notes(d)	4.800	06/15/44		3,735	3,770,012
Sr. Unsec’d. Notes	5.350	09/01/40		3,700	3,950,390
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		3,025	3,195,247
Gtd. Notes, 144A	5.350	05/20/24		2,240	2,407,283
CenturyLink, Inc., Sr. Unsec’d. Notes	7.600	09/15/39		235	237,350
Clearwire Communications LLC / Clearwire Finance, Inc., Sr. Secur’d. Notes, 144A	14.750	12/01/16		8,150	10,065,250
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A(d)	8.250	09/30/20		2,450	2,560,250
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, RegS	8.250	09/30/20		1,800	1,881,000
Sr. Unsec’d. Notes, 144A	8.250	09/01/17		1,800	1,842,750
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	2,150	3,101,778
Sr. Sec’d. Notes, 144A	11.625	01/31/20		4,315	4,940,675
Sr. Unsec’d. Notes, RegS	11.625	01/31/20		560	641,200
Embarq Corp., Sr. Unsec’d. Notes (original cost $3,266,830; purchased 05/04/11 - 05/11/11)(b)(c)	7.082	06/01/16		2,890	3,138,497
Sr. Unsec’d. Notes (original cost $933,871; purchased 08/17/12)(b)(c)	7.995	06/01/36		865	960,150
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290	10/10/19		1,700	1,709,411
Indosat Palapa Co. BV (Indonesia), Gtd. Notes, RegS	7.375	07/29/20		6,045	6,422,812

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Financing, Inc., Gtd. Notes	9.375%	04/01/19	5,850	$6,252,187
SoftBank Corp. (Japan), Gtd. Notes, 144A(d)	4.500	04/15/20	2,500	2,531,250
Sprint Capital Corp., Gtd. Notes	6.900	05/01/19	11,252	11,927,120
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18	2,450	2,881,813
Sprint Corp., Gtd. Notes, 144A	7.875	09/15/23	3,000	3,247,500
Sprint Nextel Corp., Sr. Unsec’d. Notes	7.000	08/15/20	3,450	3,657,000
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18	835	839,175
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500	11/01/24	24,595	24,207,506
Sr. Unsec’d. Notes	4.750	11/01/41	635	639,780
Sr. Unsec’d. Notes	6.000	04/01/41	930	1,088,954
Sr. Unsec’d. Notes	6.400	09/15/33	3,178	3,871,007
Sr. Unsec’d. Notes	6.400	02/15/38	600	733,601
Sr. Unsec’d. Notes(d)	6.550	09/15/43	9,465	11,931,636
Sr. Unsec’d. Notes, 144A	4.862	08/21/46	5,659	5,771,003
Sr. Unsec’d. Notes, 144A	5.012	08/21/54	9,496	9,663,206
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, RegS	9.125	04/30/18	1,165	1,256,744
Sr. Unsec’d. Notes, 144A	7.748	02/02/21	1,250	1,271,875
Sr. Unsec’d. Notes, 144A	9.125	04/30/18	200	215,750

				142,811,162

Tobacco 0.5%
Altria Group, Inc., Gtd. Notes(d)	4.000	01/31/24	6,925	7,168,317
Gtd. Notes	9.950	11/10/38	1,086	1,821,497
Gtd. Notes	10.200	02/06/39	303	519,108
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	5,625	5,619,870
Lorillard Tobacco Co., Gtd. Notes(d)	2.300	08/21/17	2,075	2,098,396
Gtd. Notes(d)	3.500	08/04/16	340	352,574
Gtd. Notes	8.125	06/23/19	305	373,632
Reynolds American, Inc., Gtd. Notes	6.750	06/15/17	2,375	2,677,819

				20,631,213

TOTAL CORPORATE BONDS (cost $1,945,375,598)				1,990,040,101

See Notes to Financial Statements.

Prudential Total Return Bond Fund	55

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
COVERED BONDS 0.2%
Korea Housing Finance Corp. (South Korea), Covered Notes, 144A	4.125%	12/15/15		1,700	$1,756,576
Westpac Banking Corp. (Australia), Covered Notes, 144A	2.000	05/21/19		9,050	9,054,425

TOTAL COVERED BONDS (cost $10,808,678)					10,811,001

FOREIGN AGENCIES 2.1%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150	07/24/24		2,940	2,949,731
CNOOC Finance 2013 Ltd. (China), Gtd. Notes(d)	3.000	05/09/23		3,642	3,454,761
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24		2,450	2,584,750
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, RegS	6.850	07/02/37		2,000	2,295,000
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes(d)	4.125	01/16/25		2,750	2,681,250
Sr. Unsec’d. Notes	5.875	05/28/45		1,300	1,335,750
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16		2,050	2,158,138
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510	03/07/22		4,227	4,411,931
Sr. Unsec’d. Notes, 144A	8.625	04/28/34		1,800	2,116,800
Sr. Unsec’d. Notes, MTN, 144A	9.250	04/23/19		2,000	2,310,408
Instituto de Credito Oficial (Spain), Gov’t. Gtd., MTN	4.000	12/08/14	GBP	2,700	4,329,018
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	7.000	05/05/20		1,410	1,588,365
Sr. Unsec’d. Notes, MTN, 144A	5.750	04/30/43		2,725	2,650,063
Sr. Unsec’d. Notes, MTN, 144A	9.125	07/02/18		3,565	4,215,612
Sr. Unsec’d. Notes, MTN, 144A	11.750	01/23/15		2,650	2,704,670
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.500	08/22/17		2,000	2,093,990
Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes	4.625	11/16/21		1,550	1,701,368
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	4.750	07/13/21		1,000	1,104,063
Sr. Unsec’d. Notes, 144A	3.000	09/19/22		1,620	1,593,456
Sr. Unsec’d. Notes, 144A	4.750	07/13/21		2,125	2,346,134

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.250%	06/28/17		4,945	$5,488,950
Gtd. Notes, RegS	7.750	10/17/16		5,945	6,539,500
Gtd. Notes, RegS	7.750	01/20/20		1,500	1,745,625
Petrobras International Finance Co. (Brazil), Gtd. Notes(d)	5.375	01/27/21		2,675	2,738,826
Petroleos Mexicanos (Mexico), Gtd. Notes(d)	3.500	01/30/23		2,675	2,589,133
Gtd. Notes	4.875	01/24/22		1,925	2,052,050
Gtd. Notes	5.500	01/21/21		4,300	4,753,865
Gtd. Notes	5.500	06/27/44		6,545	6,823,162
Gtd. Notes	8.000	05/03/19		2,055	2,496,620
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390	12/02/24		3,100	4,030,000
State Bank of India/London (India), Sr. Unsec’d. Notes, RegS, MTN	4.500	11/30/15	EUR	3,816	4,942,308
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.875	05/29/18		2,075	2,116,500

TOTAL FOREIGN AGENCIES (cost $97,261,277)					96,941,797

MUNICIPAL BONDS 1.3%

California 0.5%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263	04/01/49		3,755	5,174,428
BABs, Revenue Bonds	6.907	10/01/50		525	753,758
California Institute of Technology, Sr. Unsec’d. Notes	4.700	11/01/2111		1,130	1,125,152
Los Angeles Department of Water & Power, BABs, Revenue Bonds	5.716	07/01/39		2,280	2,842,453
BABS, Revenue Bonds	6.008	07/01/39		6,200	7,739,026
State of California, GO Unlimited, BABs	7.300	10/01/39		835	1,197,499
GO, BABs	7.550	04/01/39		1,600	2,397,328
GO, BABs	7.600	11/01/40		920	1,392,466
GO, BABs	7.625	03/01/40		275	410,613
University of California, BABs, Revenue Bonds	5.770	05/15/43		500	614,425

					23,647,148

See Notes to Financial Statements.

Prudential Total Return Bond Fund	57

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844%	11/01/50	3,815	$5,119,883

Illinois 0.1%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	3,170	4,017,816
State of Illinois, GO	4.421	01/01/15	1,910	1,921,995

				5,939,811

New Jersey 0.2%
New Jersey State Turnpike Authority, BABs, Revenue Bonds, Series A	7.102	01/01/41	1,225	1,739,806
BABs, Revenue Bonds, Series F	7.414	01/01/40	2,250	3,294,855
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	1,350	1,638,887

				6,673,548

New York 0.2%
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	675	669,169
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	3,300	4,296,501
Port Authority of New York & New Jersey, Revenue Bonds	4.458	10/01/62	1,600	1,602,400

				6,568,070

Ohio 0.1%
Ohio State University, BABs, Revenue Bonds	4.910	06/01/40	295	339,288
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	2,810	2,921,782
Ohio State Water Development Authority, BABs, Revenue Bonds	4.879	12/01/34	375	415,313

				3,676,383

Oregon
Oregon State Department of Transportation Highway, BABs, Revenue Bonds, Series A	5.834	11/15/34	235	291,745

Pennsylvania
Pennsylvania Turnpike Commission, BABs, Revenue Bonds	6.105	12/01/39	400	512,564

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)
BABs, Revenue Bonds, Series B	5.511%	12/01/45		1,155	$1,397,250

					1,909,814

Puerto Rico 0.1%
Government Development Bank for Puerto Rico, Taxable, Revenue Bonds, Series A	3.448	02/01/15		3,300	3,244,659

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, BABs, Revenue Bonds	6.731	07/01/43		550	721,495

Texas
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427	02/01/42		980	1,051,775
Texas State Transportation Commission, BABs, Revenue Bonds, Series B	5.028	04/01/26		200	233,202

					1,284,977

TOTAL MUNICIPAL BONDS (cost $55,939,318)					59,077,533

SOVEREIGN BONDS 5.6%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.875	04/01/21	EUR	600	781,965
Sr. Unsec’d. Notes	7.375	02/03/15	EUR	2,300	2,927,205
Unsec’d. Notes	11.000	06/26/17	EUR	4,600	7,184,852
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes, RegS	8.250	01/15/15		5,000	5,072,500
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, MTN, RegS	4.625	02/03/20	EUR	800	947,480
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, MTN, RegS	3.750	11/01/15	EUR	2,200	2,715,573
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, Series 9BR	5.800	07/14/15	JPY	350,000	3,115,958
Sr. Unsec’d. Notes, Series 9RG	5.800	07/14/15	JPY	128,900	1,147,563
Unsec’d Notes, RegS	4.750	04/17/19	EUR	2,800	3,205,338

See Notes to Financial Statements.

Prudential Total Return Bond Fund	59

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.000%	08/22/16	JPY	90,000	$773,050
Sr. Unsec’d. Notes, MTN	3.800	08/08/17	JPY	1,800,000	14,928,807
Sr. Unsec’d. Notes, Series 12RG	5.250	02/01/16	JPY	140,000	1,179,390
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125	02/19/18		5,102	5,269,039
Sr. Unsec’d. Notes	4.750	02/03/15		2,000	2,017,900
Sr. Unsec’d. Notes	5.375	02/21/23		2,300	2,472,500
Sr. Unsec’d. Notes	6.375	03/29/21		3,140	3,563,511
Sr. Unsec’d. Notes(d)	7.625	03/29/41		1,346	1,739,705
Sr. Unsec’d. Notes, RegS	6.000	01/11/19	EUR	1,795	2,589,624
Iceland Government International Bond (Iceland), Unsec’d. Notes, RegS	4.875	06/16/16		2,000	2,098,680
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	2.875	07/08/21	EUR	700	890,362
Sr. Unsec’d. Notes, RegS	6.875	01/17/18		5,000	5,644,000
Sr. Unsec’d. Notes, RegS	11.625	03/04/19		2,000	2,680,000
Sr. Unsec’d. Notes, 144A	2.875	07/08/21	EUR	2,500	3,179,864
Italy Buoni Poliennali del Tesoro (Italy), Bonds	6.500	11/01/27	EUR	7,610	13,255,489
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	4.500	01/21/15		2,527	2,547,888
Sr. Unsec’d. Notes, MTN	5.200	07/31/34	EUR	900	1,361,731
Sr. Unsec’d. Notes, RegS	3.450	03/24/17	JPY	285,000	2,692,227
Sr. Unsec’d. Notes, RegS	4.500	06/08/15	JPY	575,000	5,239,137
Sr. Unsec’d. Notes, RegS, MTN	2.500	03/02/15	CHF	7,000	7,322,663
Italy Government International Bond Coupon Strip (Italy), Deb. Notes, 144A	0.513(g)	03/27/15		3,600	3,592,998
Deb. Notes, 144A	0.662(g)	09/27/15		3,800	3,778,648
Kingdom of Belgium (Belgium), Notes, 144A	8.875	12/01/24		1,000	1,439,141
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	7.375	02/11/20		600	726,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750	04/22/23	EUR	9,700	12,787,629
Sr. Unsec’d. Notes, MTN	4.250	07/14/17	EUR	7,200	9,905,989
Sr. Unsec’d. Notes, MTN	4.750	03/08/44		3,040	3,087,120
Sr. Unsec’d. Notes, MTN	11.000	05/08/17	ITL	750,000	606,747
Sr. Unsec’d. Notes, Series G, MTN	6.750	02/06/24	GBP	500	991,809

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200%	01/30/20		2,475	$2,734,875
Sr. Unsec’d. Notes	9.375	01/16/23		2,800	3,848,600
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.643(g)	05/31/18		1,937	1,814,989
Pass-Through Certificates, 144A	4.841(g)	05/31/18		211	197,682
Perusahaan Penerbit SBSN Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.000	11/21/18		3,000	3,101,250
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250	03/15/16	EUR	5,726	7,677,026
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	1.250	07/29/15	JPY	384,600	3,447,892
Sr. Unsec’d. Notes	3.875	07/16/15		2,000	2,046,464
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, RegS, MTN	3.500	03/25/15		6,100	6,158,566
Unsec’d. Notes, RegS	5.125	10/15/24		1,750	1,802,318
Unsec’d. Notes, 144A	5.125	10/15/24		8,950	9,217,569
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS	4.750	06/14/19	EUR	11,680	16,487,449
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.750	01/20/42		2,400	2,844,000
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	7.125	01/20/37		2,200	2,777,500
Sr. Unsec’d. Notes	8.250	01/20/34		1,280	1,772,800
Republic of Columbia (Colombia), Sr. Unsec’d. Notes	7.375	09/18/37		1,015	1,367,712
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.875	05/05/21		4,000	4,275,000
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, 144A	5.250	06/16/21		1,700	1,912,500
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	5.000	03/18/15	EUR	2,200	2,800,900
Sr. Unsec’d. Notes, RegS	5.250	06/17/16	EUR	4,000	5,372,849
Sr. Unsec’d. Notes, 144A	4.875	01/22/24		3,134	3,376,885
Slovakia Government International Bond (Slovak Republic), Sr. Unsec’d. Notes, RegS	4.375	05/21/22		2,800	3,048,500

See Notes to Financial Statements.

Prudential Total Return Bond Fund	61

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Slovenia Government International Bond (Slovenia), Sr. Unsec’d Notes, RegS	4.750%	05/10/18		2,700	$2,899,125
Sr. Unsec’d. Notes, 144A(d)	4.125	02/18/19		600	631,500
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	3.750	07/24/26	EUR	600	786,664
Sr. Unsec’d. Notes, MTN	4.500	04/05/16	EUR	6,100	8,034,061
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.875	04/02/19	EUR	2,200	3,154,090
Sr. Unsec’d. Notes	7.000	06/05/20		2,510	2,920,385
United Mexican States (Mexico), Sr. Unsec’d. Notes, EMTN	2.375	04/09/21	EUR	600	784,220
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	6.875	01/19/16	EUR	490	656,995
Sr. Unsec’d. Notes	7.000	06/28/19	EUR	500	758,155
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes, RegS	4.646	07/06/21		800	883,200

TOTAL SOVEREIGN BONDS (cost $254,841,454)					255,051,803

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.9%
Federal Home Loan Mortgage Corp.	2.533(a)	07/01/30		3	2,725
Federal Home Loan Mortgage Corp.	3.500	TBA		2,000	2,058,985
Federal Home Loan Mortgage Corp.	4.000	TBA		4,000	4,232,031
Federal Home Loan Mortgage Corp.	4.500	09/01/39 - 10/01/39		3,200	3,467,410
Federal Home Loan Mortgage Corp.	5.000	01/01/39 - 07/01/40		689	764,054
Federal Home Loan Mortgage Corp.	5.500	10/01/33 - 07/01/34		763	858,591
Federal Home Loan Mortgage Corp.	6.000	10/01/32 - 12/01/36		523	597,933
Federal Home Loan Mortgage Corp.	6.500	07/01/32 - 11/01/33		188	214,555
Federal Home Loan Mortgage Corp.	7.000	09/01/32		56	63,075
Federal Home Loan Mortgage Corp.	8.500	08/01/24 - 11/01/24		11	12,368
Federal National Mortgage Assoc.	1.516(a)	09/01/40		32	32,658
Federal National Mortgage Assoc.	2.340(a)	09/01/31		10	10,447
Federal National Mortgage Assoc.	2.500	TBA		4,000	4,049,809
Federal National Mortgage Assoc.	2.986(a)	05/01/36		24	25,092
Federal National Mortgage Assoc.	4.000%	TBA		1,000	1,061,719
Federal National Mortgage Assoc.	4.000	TBA		3,000	3,176,660

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500	TBA		6,000	$6,502,500
Federal National Mortgage Assoc.	4.500	TBA		6,500	7,030,156
Federal National Mortgage Assoc.	4.500	08/01/33		13	14,468
Federal National Mortgage Assoc.	4.503(a)	01/01/28		11	11,346
Federal National Mortgage Assoc.	5.000	TBA		500	552,695
Federal National Mortgage Assoc.	5.000	10/01/17 - 03/01/34		2,440	2,691,105
Federal National Mortgage Assoc.	5.375	12/07/28		1,200	2,398,906
Federal National Mortgage Assoc.	5.500	03/01/16 - 03/01/35		4,700	5,283,308
Federal National Mortgage Assoc.	6.000	12/01/16 - 06/01/37		1,599	1,812,781
Federal National Mortgage Assoc.	6.500	12/01/17 - 11/01/33		774	883,975
Federal National Mortgage Assoc.	7.000	03/01/32 - 06/01/32		69	79,181
Government National Mortgage Assoc.	1.625(a)	11/20/29 - 05/20/30		49	50,942
Government National Mortgage Assoc.	4.000	TBA		5,000	5,345,996
Government National Mortgage Assoc.	4.500	TBA		5,500	6,003,165
Government National Mortgage Assoc.	4.500	02/20/41		8,122	8,901,470
Government National Mortgage Assoc.(e)	5.000	08/20/39		2,749	3,061,399
Government National Mortgage Assoc.	5.500	08/15/33		20	22,432
Government National Mortgage Assoc.	6.000	01/15/33 - 12/15/33		113	128,686
Government National Mortgage Assoc.	6.500	09/15/32 - 07/15/38		503	575,531
Government National Mortgage Assoc.	8.000	08/20/31		1	1,009
Government National Mortgage Assoc.	8.500	06/15/30		1	836
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.350	06/07/21	GBP	6,300	11,830,802

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $82,800,844)					83,810,801

U.S. TREASURY OBLIGATIONS 9.9%
U.S. Treasury Bonds	2.875	05/15/43		16,985	16,350,712
U.S. Treasury Bonds	3.125	08/15/44		14,260	14,436,025
U.S. Treasury Bonds	3.375	05/15/44		39,930	42,360,100
U.S. Treasury Bonds	3.625	02/15/44		4,000	4,439,064
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/19		35,626	35,876,474
U.S. Treasury Notes	0.500	09/30/16		6,250	6,252,931
U.S. Treasury Notes(d)	0.875	10/15/17		5,000	4,992,970
U.S. Treasury Notes	1.000	09/30/19		55,555	53,892,683
U.S. Treasury Notes	1.250	10/31/18 - 11/30/18		8,085	8,046,465
U.S. Treasury Notes	1.500	12/31/18 - 10/31/19		4,085	4,089,675
U.S. Treasury Notes	1.625	04/30/19		355	356,581

See Notes to Financial Statements.

Prudential Total Return Bond Fund	63

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	1.750%	09/30/19	17,315	$17,429,989
U.S. Treasury Notes	2.000	02/28/21 - 10/31/21	125,125	125,285,797
U.S. Treasury Notes	2.125	01/31/21	51,965	52,496,810
U.S. Treasury Notes(e)	2.250	03/31/21	20,440	20,776,933
U.S. Treasury Notes	2.250	04/30/21	8,905	9,045,530
U.S. Treasury Notes	2.375	08/15/24	7,394	7,422,881
U.S. Treasury Notes	3.125	05/15/21	15,520	16,605,190
U.S. Treasury Strip Coupon(h)	4.537(g)	08/15/31	14,470	8,775,881

TOTAL U.S. TREASURY OBLIGATIONS (cost $445,004,418)				448,932,691

			Shares
PREFERRED STOCK

Banking
Citigroup Capital XIII, (Capital Security, fixed to floating preferred) 7.875% (cost $550,000)			22,000	585,640

TOTAL LONG-TERM INVESTMENTS (cost $4,449,857,370)				4,507,051,332

SHORT-TERM INVESTMENTS 9.8%

AFFILIATED MUTUAL FUNDS 9.6%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $29,090,970) (Note 3)(i)			2,940,899	27,497,407
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $408,349,117; includes $289,086,613 of cash collateral for securities on loan) (Note 3)(i)(j)			408,349,117	408,349,117

TOTAL AFFILIATED MUTUAL FUNDS (cost $437,440,087)				435,846,524

See Notes to Financial Statements.

64

Description	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* 0.2%

Call Options 0.2%
5 Year U.S. Treasury Notes, expiring 11/21/14, Strike Price $118.75	527,900	$4,206,703
20 Year U.S. Treasury Bonds, expiring 11/21/14, Strike Price $143.00	94,000	411,250
expiring 11/21/14, Strike Price $149.00	94,000	29,375
30 Year U.S. Ultra Treasury Bonds, expiring 11/21/14, Strike Price $150.00	40,500	2,797,031
expiring 11/21/14, Strike Price $156.00	40,500	835,313

		8,279,672

Put Options
Eurodollars 1 Year Mid-Curve Futures, expiring 12/12/14, Strike Price $98.38	956,500	23,913
expiring 12/12/14, Strike Price $99.00	956,500	263,037

		286,950

TOTAL OPTIONS PURCHASED (cost $7,166,876)		8,566,622

TOTAL SHORT-TERM INVESTMENTS (cost $444,606,963)		444,413,146

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 109.6% (cost $4,894,464,333; Note 5)		4,951,464,478

OPTIONS WRITTEN* (0.1)%

Call Options (0.1)%
5 Year U.S. Treasury Notes, expiring 11/21/14, Strike Price $119.75	527,900	(1,113,539)
20 Year U.S. Treasury Bonds, expiring 11/21/14, Strike Price $146.00	188,000	(176,250)
30 Year U.S. Ultra Treasury Bonds, expiring 11/21/14, Strike Price $153.00	81,000	(3,391,875)

		(4,681,664)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	65

Portfolio of Investments

as of October 31, 2014 continued

Description	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options
Eurodollars 1 Year Mid-Curve Futures, expiring 12/12/14, Strike Price $98.63	956,500	$(23,912)
expiring 12/12/14, Strike Price $98.88	956,500	(119,563)

		(143,475)

TOTAL OPTIONS WRITTEN (premiums received $4,211,177)		(4,825,139)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 109.5% (cost $4,890,253,156) (Note 5)		4,946,639,339
Liabilities in excess of other assets(l) (9.5)%		(429,681,164)

NET ASSETS 100.0%		$4,516,958,175

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

ARM—Adjustable Rate Mortgage

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBS—Commercial Mortgage-Backed Security

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

MOSPRIME—Moscow Prime Offered Rate

MTN—Medium Term Note

See Notes to Financial Statements.

66

OIS—Overnight Index Swap

PIK—Payment-in-Kind

REMICS—Real Estate Mortgage Investment Conduit Security

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

WIBOR—Warsaw Interbank Offered Rate

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-Income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2014.
(b)	Indicates a security or securities that has been deemed illiquid.
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $72,122,147. The aggregate value of $71,526,267, is approximately 1.6% of net assets.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	67

Portfolio of Investments

as of October 31, 2014 continued

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $287,427,826; cash collateral of $289,086,613 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements. Cash collateral is less than 102% of the market value of securities loaned due to an unsettled trade on the last day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.
(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(f)	Represents issuer in default on interest payments. Non-income producing security.
(g)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Less than $500 par.
(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
5,653	5 Year U.S. Treasury Notes	Dec. 2014	$673,171,937	$675,136,023	$1,964,086
999	U.S. Ultra Treasury Bonds	Dec. 2014	152,565,870	156,655,688	4,089,818

					6,053,904

	Short Positions:
200	3 Month Euro Swiss Franc	Mar. 2015	51,986,538	51,992,933	(6,395)
428	2 Year U.S. Treasury Notes	Dec. 2014	94,045,253	93,972,750	72,503
27	10 Year U.S. Treasury Notes	Dec. 2014	3,482,122	3,411,703	70,419

					136,527

					$6,190,431

(1)	A U.S. Treasury obligation with a market value of $6,083,075 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at October 31, 2014.

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	Citigroup Global Markets	AUD	4,851	$4,207,158	$4,245,008	$37,850
Expiring 01/16/15	Citigroup Global Markets	AUD	5,000	4,368,200	4,375,835	7,635
Expiring 01/16/15	BNP Paribas	AUD	4,877	4,261,600	4,267,522	5,922
Brazilian Real,
Expiring 12/11/14	Barclays Capital Group	BRL	1,077	432,000	429,565	(2,435)
Expiring 12/11/14	Citigroup Global Markets	BRL	3,307	1,337,100	1,318,262	(18,838)
Expiring 12/11/14	Citigroup Global Markets	BRL	12,622	5,142,255	5,032,292	(109,963)
British Pound,
Expiring 01/28/15	Barclays Capital Group	GBP	33	52,862	52,432	(430)
Expiring 01/28/15	JPMorgan Chase	GBP	5,463	8,780,800	8,732,091	(48,709)
Expiring 01/28/15	UBS AG	GBP	4,129	6,671,700	6,600,911	(70,789)
Canadian Dollar,
Expiring 01/16/15	BNP Paribas	CAD	4,972	4,456,900	4,403,007	(53,893)
Expiring 01/16/15	Citigroup Global Markets	CAD	23,376	20,770,899	20,699,764	(71,135)
Expiring 01/16/15	JPMorgan Chase	CAD	4,875	4,325,000	4,316,519	(8,481)
Expiring 01/16/15	UBS AG	CAD	4,900	4,368,200	4,339,009	(29,191)
Chilean Peso,
Expiring 01/12/15	Citigroup Global Markets	CLP	2,550,609	4,345,900	4,403,261	57,361
Expiring 01/15/15	Citigroup Global Markets	CLP	2,586,562	4,456,900	4,464,039	7,139
Expiring 01/15/15	Citigroup Global Markets	CLP	2,597,426	4,447,800	4,482,789	34,989
Chinese Renminbi,
Expiring 01/15/15	Barclays Capital Group	CNH	32,188	5,202,065	5,232,014	29,949
Expiring 01/15/15	Citigroup Global Markets	CNH	212,407	34,330,290	34,525,978	195,688
Expiring 01/15/15	Deutsche Bank AG	CNH	28,927	4,675,409	4,701,946	26,537
Expiring 01/15/15	Hong Kong & Shanghai Bank	CNH	50,361	8,140,150	8,185,955	45,805
Expiring 01/15/15	JPMorgan Chase	CNH	17,047	2,755,519	2,770,935	15,416
Expiring 01/15/15	UBS AG	CNH	60,527	9,782,824	9,838,508	55,684
Colombian Peso,
Expiring 12/11/14	Citigroup Global Markets	COP	6,249,386	3,042,100	3,023,247	(18,853)
Expiring 12/11/14	Citigroup Global Markets	COP	7,441,282	3,722,502	3,599,846	(122,656)
Hong Kong Dollar,
Expiring 01/07/15	Citigroup Global Markets	HKD	94,966	12,240,700	12,246,153	5,453
Hungarian Forint,
Expiring 11/24/14	Barclays Capital Group	HUF	7,193,350	29,910,291	29,238,358	(671,933)
Expiring 01/22/15	Barclays Capital Group	HUF	1,091,779	4,465,400	4,431,739	(33,661)
Expiring 01/22/15	Deutsche Bank AG	HUF	1,082,160	4,447,800	4,392,695	(55,105)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	69

Portfolio of Investments

as of October 31, 2014 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee,
Expiring 11/03/14	UBS AG	INR	189,274	$3,122,300	$3,080,690	$(41,610)
Expiring 11/03/14	UBS AG	INR	281,111	4,498,500	4,575,470	76,970
Expiring 11/03/14	UBS AG	INR	283,489	4,584,600	4,614,166	29,566
Expiring 11/03/14	UBS AG	INR	531,677	8,691,800	8,653,776	(38,024)
Expiring 01/28/15	Barclays Capital Group	INR	1,285,551	20,675,672	20,538,000	(137,672)
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	12,565	3,805,486	3,800,099	(5,387)
Expiring 01/09/15	Goldman Sachs & Co.	MYR	18,847	5,707,883	5,700,149	(7,734)
Mexican Peso,
Expiring 01/22/15	Goldman Sachs & Co.	MXN	206,172	15,147,638	15,233,899	86,261
Expiring 01/22/15	Toronto-Dominion	MXN	206,172	15,148,650	15,233,899	85,249
New Zealand Dollar,
Expiring 01/16/15	Barclays Capital Group	NZD	15,791	12,513,988	12,214,983	(299,005)
Expiring 01/16/15	Deutsche Bank AG	NZD	5,740	4,465,400	4,440,099	(25,301)
Norwegian Krone,
Expiring 01/26/15	BNP Paribas	NOK	57,727	8,764,600	8,533,025	(231,575)
Expiring 01/26/15	JPMorgan Chase	NOK	58,484	8,816,336	8,644,815	(171,521)
Philippine Peso,
Expiring 11/14/14	Barclays Capital Group	PHP	58,299	1,336,927	1,298,530	(38,397)
Expiring 11/14/14	JPMorgan Chase	PHP	58,299	1,331,339	1,298,529	(32,810)
Expiring 11/14/14	JPMorgan Chase	PHP	264,015	6,029,122	5,880,537	(148,585)
Expiring 02/12/15	UBS AG	PHP	200,530	4,584,600	4,454,046	(130,554)
Polish Zloty,
Expiring 01/26/15	Deutsche Bank AG	PLN	46,999	14,049,300	13,898,158	(151,142)
Romanian Leu,
Expiring 01/26/15	JPMorgan Chase	RON	49,084	14,048,576	13,901,104	(147,472)
Russian Ruble,
Expiring 12/17/14	BNP Paribas	RUB	41,822	1,008,248	957,932	(50,316)
Singapore Dollar,
Expiring 01/23/15	Citigroup Global Markets	SGD	7,406	5,824,241	5,763,826	(60,415)
Expiring 01/23/15	Toronto-Dominion	SGD	31,954	25,027,184	24,867,591	(159,593)
Thai Baht,
Expiring 11/18/14	Barclays Capital Group	THB	146,130	4,442,500	4,482,966	40,466
Expiring 11/18/14	Credit Suisse First Boston Corp.	THB	167,325	5,103,400	5,133,196	29,796
Taiwanese Dollar,
Expiring 02/02/15	UBS AG	TWD	175,027	5,782,200	5,762,965	(19,235)

				$409,650,814	$407,312,130	$(2,338,684)

See Notes to Financial Statements.

70

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	BNP Paribas	BRL	9,635	$3,851,500	$3,841,462	$10,038
British Pound,
Expiring 12/08/14	Bank of America	GBP	2,771	4,429,043	4,431,012	(1,969)
Expiring 01/28/15	Citigroup Global Markets	GBP	12,891	20,777,275	20,606,333	170,942
Expiring 01/28/15	Citigroup Global Markets	GBP	1,537	2,478,726	2,456,597	22,129
Expiring 01/28/15	Goldman Sachs & Co.	GBP	3,615	5,799,283	5,778,246	21,037
Expiring 01/28/15	JPMorgan Chase	GBP	2,252	3,620,279	3,600,515	19,764
Canadian Dollar,
Expiring 01/16/15	UBS AG	CAD	23,732	20,881,800	21,015,352	(133,552)
Czech Koruna,
Expiring 01/26/15	Barclays Capital Group	CZK	380,020	17,379,285	17,135,832	243,453
Expiring 01/26/15	Deutsche Bank AG	CZK	191,663	8,764,600	8,642,432	122,168
Expiring 01/26/15	Deutsche Bank AG	CZK	95,327	4,368,200	4,298,496	69,704
Danish Krone,
Expiring 01/26/15	UBS AG	DKK	158,168	26,917,477	26,646,950	270,527
Euro,
Expiring 01/28/15	Bank of America	EUR	4,557	5,710,871	5,713,686	(2,815)
Expiring 01/28/15	Citigroup Global Markets	EUR	20,452	25,904,152	25,645,145	259,007
Expiring 01/28/15	Toronto-Dominion	EUR	52,767	66,975,321	66,165,551	809,770
Expiring 01/28/15	UBS AG	EUR	1,386	1,753,343	1,738,055	15,288
Hungarian Forint,
Expiring 01/22/15	Citigroup Global Markets	HUF	3,219,112	13,171,200	13,066,995	104,205
Expiring 01/22/15	Deutsche Bank AG	HUF	2,564,555	10,517,500	10,410,020	107,480
Expiring 01/22/15	Goldman Sachs & Co.	HUF	2,143,358	8,780,800	8,700,302	80,498
Indian Rupee,
Expiring 11/03/14	Barclays Capital Group	INR	1,285,551	20,940,727	20,924,101	16,626
Japanese Yen,
Expiring 01/28/15	JPMorgan Chase	JPY	959,277	8,895,600	8,549,345	346,255
Expiring 01/28/15	JPMorgan Chase	JPY	945,069	8,764,600	8,422,725	341,875
Expiring 01/28/15	Toronto-Dominion	JPY	6,501,600	60,169,250	57,944,102	2,225,148
Expiring 01/28/15	Toronto-Dominion	JPY	228,016	2,097,295	2,032,140	65,155
Expiring 06/09/15	Bank of America	JPY	628,574	5,810,774	5,611,788	198,986
Norwegian Krone,
Expiring 01/26/15	UBS AG	NOK	59,430	8,913,800	8,784,747	129,053
Philippine Peso,
Expiring 11/14/14	BNP Paribas	PHP	116,599	2,657,218	2,597,059	60,159
Polish Zloty,
Expiring 01/26/15	Barclays Capital Group	PLN	59,957	17,917,837	17,730,116	187,721

See Notes to Financial Statements.

Prudential Total Return Bond Fund	71

Portfolio of Investments

as of October 31, 2014 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South African Rand,
Expiring 01/23/15	Citigroup Global Markets	ZAR	9,288	$833,646	$829,850	$3,796
Swedish Krona,
Expiring 01/26/15	Bank of America	SEK	48,540	6,678,053	6,574,808	103,245
Expiring 01/26/15	Citigroup Global Markets	SEK	31,742	4,368,200	4,299,499	68,701
Swiss Franc,
Expiring 03/02/15	Barclays Capital Group	CHF	5,631	5,974,218	5,860,202	114,016
Thai Baht,
Expiring 11/18/14	Credit Suisse First Boston Corp.	THB	169,548	5,000,000	5,201,388	(201,388)
Expiring 12/04/14	BNP Paribas	THB	157,121	4,898,695	4,816,607	82,088
Turkish Lira,
Expiring 01/20/15	JPMorgan Chase	TRY	143,672	62,902,447	63,476,621	(574,174)
Taiwanese Dollar,
Expiring 02/02/15	Citigroup Global Markets	TWD	492,947	16,282,322	16,230,837	51,485
Expiring 02/02/15	Citigroup Global Markets	TWD	361,122	11,845,900	11,890,352	(44,452)

				$507,031,237	$501,669,268	$5,361,969

						$3,023,285

Cross currency exchange contracts outstanding at October 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/16/15	Buy	CAD	4,922	EUR	3,455	$26,540	Citigroup Global Markets
01/20/15	Buy	TRY	10,019	EUR	3,538	(9,490)	Deutsche Bank AG
01/26/15	Buy	SEK	65,799	CHF	8,550	19,314	Barclays Capital Group
01/26/15	Buy	EUR	6,980	CHF	8,417	(3,061)	JPMorgan Chase
01/26/15	Buy	EUR	13,999	NOK	118,581	25,141	UBS AG
01/26/15	Buy	EUR	3,488	SEK	32,712	(56,979)	BNP Paribas
01/26/15	Buy	EUR	6,989	NOK	59,127	23,709	UBS AG
01/26/15	Buy	EUR	3,480	SEK	32,312	(12,989)	UBS AG

						$12,185

See Notes to Financial Statements.

72

Interest rate swap agreements outstanding at October 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	2,500	12/19/32	4.423%	6 Month BBSW(2)	$96,414	$—	$96,414	Barclays Capital Group
AUD	3,190	12/20/32	4.420%	6 Month BBSW(2)	118,808	—	118,808	Citigroup Global Markets
BRL	16,966	01/01/17	8.330%	1 Day Brazil Interbank Rate(2)	(711,231)	—	(711,231)	Citigroup Global Markets
BRL	21,481	01/01/17	9.130%	1 Day Brazil Interbank Rate(2)	(570,468)	—	(570,468)	Barclays Capital Group
BRL	99,480	01/02/17	10.580%	1 Day Brazil Interbank Rate(2)	(1,128,825)	—	(1,128,825)	Hong Kong & Shanghai Bank
BRL	64,136	01/01/18	11.770%	1 Day Brazil Interbank Rate(2)	(248,665)	—	(248,665)	Deutsche Bank AG
BRL	26,345	01/01/21	11.300%	1 Day Brazil Interbank Rate(2)	(257,305)	—	(257,305)	Barclays Capital Group
BRL	19,849	01/01/21	12.640%	1 Day Brazil Interbank Rate(2)	589,707	—	589,707	Deutsche Bank AG
MXN	208,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	731,101	—	731,101	Credit Suisse First Boston Corp.
MXN	163,300	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	284,061	—	284,061	Deutsche Bank AG
MXN	104,200	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	(477,341)	—	(477,341)	Barclays Capital Group
MXN	96,000	10/20/23	6.540%	28 Day Mexican Interbank Rate(2)	278,590	—	278,590	Deutsche Bank AG
NZD	2,620	08/12/23	4.648%	3 Month BBR(2)	52,880	—	52,880	Citigroup Global Markets
NZD	1,900	08/13/23	4.668%	3 Month BBR(2)	40,642	—	40,642	Citigroup Global Markets
PLN	84,400	06/28/18	3.736%	6 Month WIBOR(2)	1,788,989	—	1,788,989	Citigroup Global Markets
RUB	262,500	05/17/23	7.250%	3 Month MOSPRIME(2)	(1,337,497)	—	(1,337,497)	Credit Suisse First Boston Corp.
RUB	262,500	05/20/23	7.250%	3 Month MOSPRIME(2)	(1,339,781)	—	(1,339,781)	Credit Suisse First Boston Corp.
	27,095	11/15/19	1.334%	3 Month LIBOR(1)	422,343	—	422,343	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Total Return Bond Fund	73

Portfolio of Investments

as of October 31, 2014 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
ZAR	173,500	06/25/18	7.420%	3 Month JIBAR(2)	$230,753	$—	$230,753	Barclays Capital Group
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(2)	140,178	—	140,178	Hong Kong & Shanghai Bank

					$(1,296,647)	$—	$(1,296,647)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	6,100	03/07/29	4.743%	6 Month BBSW(2)	$(20,721)	$481,779	$502,500
EUR	38,000	08/04/16	0.078%	1 Day EUR OIS(1)	6,189	(108,711)	(114,900)
EUR	24,600	08/01/19	0.346%	1 Day EUR OIS(1)	17,050	(372,316)	(389,366)
EUR	22,700	08/04/24	1.054%	1 Day EUR OIS(1)	(96,110)	(947,972)	(851,862)
GBP	3,000	06/07/21	1.620%	1 Day GBP OIS(1)	267	8,074	7,807
MXN	135,000	12/02/15	5.080%	28 Day Mexican Interbank Rate(2)	(3,582)	173,457	177,039
MXN	185,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(11,128)	285,847	296,975
MXN	108,800	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(13,064)	302,868	315,932
MXN	64,350	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	327	1,727	1,400
MXN	46,600	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	838	(120,798)	(121,636)
NZD	5,260	08/19/23	4.850%	3 Month NZD LIBOR(2)	(11,875)	149,645	161,520
PLN	65,000	09/03/18	3.985%	6 Month WIBOR(2)	(138,669)	1,502,032	1,640,701
	280,890	06/30/16	0.655%	3 Month LIBOR(1)	(35,999)	(463,599)	(427,600)
	78,070	06/30/16	0.655%	3 Month LIBOR(1)	345	(129,021)	(129,366)
	70,240	06/30/16	0.618%	3 Month LIBOR(1)	325	(72,686)	(73,011)
	31,900	08/27/16	0.702%	3 Month LIBOR(1)	229	(42,252)	(42,481)
	92,450	09/30/16	0.877%	3 Month LIBOR(1)	381	(266,486)	(266,867)
	24,175	12/24/17	1.384%	3 Month LIBOR(1)	2,768	(145,321)	(148,089)
	119,350	02/28/19	1.806%	3 Month LIBOR(1)	250,309	(803,900)	(1,054,209)
	61,150	07/31/21	2.290%	3 Month LIBOR(1)	517	(577,795)	(578,312)
ZAR	225,400	03/04/16	7.200%	3 Month JIBAR(2)	(10,865)	189,407	200,272
ZAR	85,100	11/14/23	8.190%	3 Month JIBAR(2)	(21,872)	243,044	264,916

					$(84,340)	$(712,977)	$(628,637)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

74

Credit default swap agreements outstanding at October 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2014(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1)
American International Group, Inc.	03/20/18	3.700%	1,300	0.384%	$(149,984)	$—	$(149,984)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%	1,800	0.571%	(16,727)	92,285	(109,012)	JPMorgan Chase
Toll Brothers Financial Corp.	03/20/15	1.000%	1,885	0.198%	(8,072)	4,063	(12,135)	Credit Suisse First Boston Corp.
Westvaco Corp.	09/20/19	1.000%	1,650	0.846%	(13,849)	19,105	(32,954)	JPMorgan Chase

					$(188,632)	$115,453	$(304,085)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2014(3)	Unrealized Depreciation
Exchange-Traded credit default swaps on credit indices—Buy Protection(1)
CDX.NA.IG.22.V1	06/20/19	1.000%	605,000	$(9,249,716)	$(12,020,883)	$(2,771,167)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2)
CDX.NA.HY.17.V6	12/20/16	5.000%	30,875	$2,137,383	$1,410,816	$726,567	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	43,938	3,041,661	1,897,856	1,143,805	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	16,150	1,118,016	677,403	440,613	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V6	12/20/16	5.000%	27,788	1,923,645	1,217,633	706,012	Deutsche Bank AG
CDX.NA.HY.18.V3	06/20/17	5.000%	13,720	1,069,359	(1,088,072)	2,157,431	Bank of America

				$9,290,064	$4,115,636	$5,174,428

See Notes to Financial Statements.

Prudential Total Return Bond Fund	75

Portfolio of Investments

as of October 31, 2014 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2014(3)	Unrealized Appreciation (Depreciation)
Exchange-Traded credit default swaps on credit indices—Sell Protection(2)
CDX.NA.HY.18.V3	06/20/17	5.000%	88,200	$8,110,099	$6,345,990	$(1,764,109)
CDX.NA.HY.23.V1	12/20/19	5.000%	131,000	8,768,227	9,150,352	382,125

				$16,878,326	$15,496,342	$(1,381,984)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2014(5) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(2)
Kingdom of Belgium	12/20/24	1.000%	5,000	0.925%	$38,408	$8,073	$30,335	JPMorgan Chase

U.S. Government Agency obligations and U.S. Treasury obligations with a combined market value of $15,604,779 have been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at October 31, 2014.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

76

(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Over-the-counter swap agreements:
	2,571	3 Month LIBOR	EUR	1,980	3 Month EURIBOR minus 30.50 bps	Barclays Capital Group	12/04/14	$91,474	$—	$91,474
	5,552	3 Month LIBOR	EUR	4,200	3 Month EURIBOR minus 26.00 bps	Barclays Capital Group	01/14/15	291,212	—	291,212
	57,079	3 Month LIBOR	EUR	43,030	3 Month EURIBOR minus 26.25 bps	Barclays Capital Group	01/25/15	3,184,442	—	3,184,442
	196	3 Month LIBOR	EUR	150	3 Month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	8,142	—	8,142
	396	3 Month LIBOR	EUR	300	3 Month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	20,754	—	20,754
	1,205	3 Month LIBOR	JPY	120,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	140,112	—	140,112
TRY	14,900	7.700%		7,740	3 Month LIBOR	Barclays Capital Group	07/22/18	(1,038,589)	—	(1,038,589)
TRY	15,740	7.710%		8,185	3 Month LIBOR	Barclays Capital Group	07/23/18	(1,104,625)	—	(1,104,625)
	5,581	3 Month LIBOR	EUR	4,200	3 Month EURIBOR minus 25.75 bps	Citigroup Global Markets	01/18/15	320,511	—	320,511
	47,692	3 Month LIBOR	EUR	35,845	3 Month EURIBOR minus 26.00 bps	Citigroup Global Markets	01/25/15	2,795,856	—	2,795,856
	2,491	3 Month LIBOR	JPY	242,815	3 Month JPY LIBOR minus 32.75 bps	Citigroup Global Markets	05/02/15	330,244	—	330,244
	448	3 Month LIBOR plus 333 bps	JPY	35,000	4.500%	Citigroup Global Markets	06/08/15	133,486	(17,610)	151,096
	1,284	3 Month LIBOR plus 313 bps	JPY	100,000	4.500%	Citigroup Global Markets	06/08/15	383,826	(56,202)	440,028
	508	3 Month LIBOR	EUR	400	3 Month EURIBOR minus 31.25 bps	Citigroup Global Markets	11/15/15	7,760	—	7,760
	2,329	3 Month LIBOR plus 412 bps	EUR	1,920	4.500%	Citigroup Global Markets	11/30/15	(172,776)	(21,885)	(150,891)
	1,395	3 Month LIBOR	EUR	1,060	3 Month EURIBOR minus 30.00 bps	Citigroup Global Markets	12/18/15	69,921	—	69,921
	2,247	3 Month LIBOR plus 432 bps	JPY	175,000	3.450%	Citigroup Global Markets	03/24/17	764,605	10,901	753,704
	3,030	3 Month LIBOR plus 220 bps	EUR	2,485	4.250%	Citigroup Global Markets	07/14/17	(297,808)	(258,836)	(38,972)
	1,969	3 Month LIBOR plus 208 bps	EUR	1,610	4.250%	Citigroup Global Markets	07/14/17	(193,486)	(182,593)	(10,893)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	77

Portfolio of Investments

as of October 31, 2014 continued

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Over-the-counter swap agreements (cont’d):
	16,667	3 Month LIBOR %	JPY	1,700,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	$1,516,255	$—	$1,516,255
	4,879	3 Month LIBOR	EUR	3,660	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/17/15	294,454	—	294,454
	23,110	3 Month LIBOR	EUR	17,415	3 Month EURIBOR minus 26.00 bps	Hong Kong & Shanghai Bank	01/25/15	1,297,368	—	1,297,368
	1,604	3 Month LIBOR	CHF	1,500	3 Month CHF LIBOR minus 29.00 bps	Hong Kong & Shanghai Bank	04/24/15	46,759	—	46,759
TRY	30,333	8.680%		14,786	3 Month LIBOR	Hong Kong & Shanghai Bank	09/05/15	(924,250)	—	(924,250)
TRY	82,730	8.690%		39,812	3 Month LIBOR	Hong Kong & Shanghai Bank	09/09/15	(2,034,089)	—	(2,034,089)
	275	3 Month LIBOR	EUR	210	3 Month EURIBOR minus 30.50 bps	Hong Kong & Shanghai Bank	12/17/15	12,927	—	12,927
	1,993	3 Month LIBOR	EUR	1,550	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	61,818	—	61,818
	762	3 Month LIBOR	EUR	600	3 Month EURIBOR minus 31.25 bps	JPMorgan Chase	11/15/14	10,960	—	10,960
	25,520	3 Month LIBOR	EUR	20,000	3 Month EURIBOR minus 10.87 bps	JPMorgan Chase	10/31/15	384,304	—	384,304
	1,164	3 Month LIBOR plus 398 bps	EUR	950	4.500%	JPMorgan Chase	11/30/15	(74,278)	(20,152)	(54,126)

								$6,327,289	$(546,377)	$6,873,666

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$11,030,748	$—
Collateralized Loan Obligations	—	470,642,118	100,257,910

See Notes to Financial Statements.

78

	Level 1	Level 2	Level 3
Non-Residential Mortgage-Backed Securities	$—	$23,152,109	$—
Residential Mortgage-Backed Securities	—	256,931,397	29,611,024
Bank Loans	—	190,689,460	6,693,194
Commercial Mortgage-Backed Securities	—	472,792,005	—
Corporate Bonds	—	1,973,974,203	16,065,898
Covered Bonds	—	10,811,001	—
Foreign Agencies	—	96,941,797	—
Municipal Bonds	—	59,077,533	—
Sovereign Bonds	—	255,051,803	—
U.S. Government Agency Obligations	—	83,810,801	—
U.S. Treasury Obligations	—	448,932,691	—
Preferred Stock	585,640	—	—
Affiliated Mutual Funds	435,846,524	—	—
Options Purchased	8,566,622	—	—
Options Written	(4,825,139)	—	—
Other Financial Instruments*
Futures Contracts	6,190,431	—	—
Forward Foreign Currency Exchange Contracts	—	3,023,285	—
Cross Currency Exchange Contracts	—	12,185	—
Exchange-traded interest rate swaps	—	(628,637)	—
Over-the-counter interest rate swaps	—	(1,296,647)	—
Exchange-traded credit default swaps	—	(4,153,151)	—
Over-the-counter credit default swaps	—	9,139,840	—
Currency Swap Agreements	—	6,327,289	—

Total	$446,364,078	$4,366,261,830	$152,628,026

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Bank Loans	Residential Mortgage- Backed Securities	Corporate Bonds	Credit Default Swap Agreements
Balance as of 10/31/13	$25,779,551	$9,036,373	$—	$11,202,375	$(4,345)
Realized loss	(4,526)	(7,554)	—	—	—	**
Change in unrealized appreciation (depreciation)***	26,523	1,531,754	(201,594)	166,410	4,345
Purchases	100,257,910	—	29,987,342	5,588,267	—
Sales	(10,604,567)	(241,720)	(174,724)	(891,154)	—
Accrued discount/premium	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(15,196,981)	(3,625,659)	—	—	—

Balance as of 10/31/14	$100,257,910	$6,693,194	$29,611,024	$16,065,898	$—

See Notes to Financial Statements.

Prudential Total Return Bond Fund	79

Portfolio of Investments

as of October 31, 2014 continued

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.
**	The realized loss incurred during the period for other financial instruments was $(4,399).
***	Of which, $1,496,571 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 1 Collateralized Loan Obligation and 1 Bank Loan transferred out of Level 3 as a result of the securities no longer using a single broker quote and being priced by the primary valuation vendor source.

Included in the table above, under Level 3, are securities that were fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 securities are outlined in the table below:

	Fair Value October 31, 2014	Valuation Methodologies	Unobservable Input(s)	Range (Weighted Average)
Investments in Securities
Collateralized Loan Obligations	$100,257,910	Market Approach	Single broker indicative quote	$99.60-$100.00 ($99.76)
Residential Mortgage-Backed Securities	29,611,024	Market Approach	Single broker indicative quote	$98.11-$99.88 ($99.28)
Bank Loans	6,693,194	Market Approach	Single broker indicative quote	$98.50-$159.77 ($143.01)
Corporate Bonds	16,065,898	Market Approach	Single broker indicative quote	$89.07-$115.50 ($104.53)

Total	$152,628,026

See Notes to Financial Statements.

80

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Collateralized Loan Obligations	12.6%
Banking	11.1
Commercial Mortgage-Backed Securities	10.5
U.S. Treasury Obligations	9.9
Affiliated Mutual Funds (including 6.4% of collateral for securities on loan)	9.6
Residential Mortgage-Backed Securities	6.3
Sovereign Bonds	5.6
Healthcare & Pharmaceutical	3.6
Telecommunications	3.3
Insurance	2.6
Technology	2.6
Cable	2.3
Foods	2.3
Electric	2.3
Foreign Agencies	2.1
U.S. Government Agency Obligations	1.9
Automotive	1.6
Media & Entertainment	1.6
Metals	1.4
Chemicals	1.4
Energy—Other	1.4
Municipal Bonds	1.3
Pipelines & Other	1.2
Capital Goods	1.2
Lodging	1.1
Non-Captive Finance	1.0
Building Materials & Construction	0.9
Energy—Integrated	0.9
Real Estate Investment Trusts	0.7
Retailers	0.6
Healthcare Insurance	0.6
Non-Residential Mortgage-Backed Securities	0.5
Tobacco	0.5
Airlines	0.4
Paper	0.3
Railroads	0.3
Brokerage	0.3
Gaming	0.3
Collateralized Debt Obligations	0.3
Covered Bonds	0.2
Packaging	0.2
Options Purchased	0.2
Consumer	0.2
Energy—Refining	0.1
Transportation Services	0.1
Aerospace & Defense	0.1
Leisure	0.1
Options Written	(0.1)

109.5
Liabilities in excess of other assets	(9.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	81

Portfolio of Investments

as of October 31, 2014 continued

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swap agreements	$5,327,234		Premium received for swap agreements	$1,088,072
Credit contracts	Due from/to broker—variation margin swaps	382,125	*	Due from/to broker—variation margin swaps	4,535,276	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	5,204,763		Unrealized depreciation on over-the-counter swap agreements	304,085
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	7,194,055		Unrealized depreciation on forward foreign currency exchange contracts	4,170,770
Foreign exchange contracts	Unrealized appreciation on cross currency exchange contracts	94,704		Unrealized depreciation on cross currency exchange contracts	82,519
Interest rate contracts	Due from/to broker—variation margin futures	6,196,826	*	Due from/to broker—variation margin futures	6,395	*
Interest rate contracts	Due from/to broker—variation margin swaps	3,569,062	*	Due from/to broker—variation margin swaps	4,197,699	*
Interest rate contracts	Unaffiliated investments	8,566,622		Options written outstanding, at value	4,825,139
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	17,004,567		Unrealized depreciation on over-the-counter swap agreements	11,427,548
Interest rate contracts	Premium paid for swap agreements	10,901		Premium received for swap agreements	557,278

Total		$53,550,859			$31,194,781

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

82

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Swaps	Forward Rate Agreement	Total
Credit contracts	$—	$—	$—	$—	$15,397,055	$—	$15,397,055
Foreign exchange contracts	—	—	—	295,996	—	—	295,996
Interest rate contracts	(1,595,355)	139,237	18,494,594	—	(7,359,971)	45,463	9,723,968

Total	$(1,595,355)	$139,237	$18,494,594	$295,996	$8,037,084	$45,463	$25,417,019

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(1,253,614)	$(1,253,614)
Foreign exchange contracts	—	—	—	3,493,735	—	3,493,735
Interest rate contracts	1,399,746	(613,962)	(3,877,063)	—	6,054,712	2,963,433

Total	$1,399,746	$(613,962)	$(3,877,063)	$3,493,735	$4,801,098	$5,203,554

*	Included in net changed in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2014, the Fund’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts— Purchased (Value at Settlement Date Payable)
$2,491,045	$541,980	$693,992,977	$193,594,900	$507,897,052

See Notes to Financial Statements.

Prudential Total Return Bond Fund	83

Portfolio of Investments

as of October 31, 2014 continued

Forward Currency Contracts— Sold (Value at Settlement Date Receivable)	Cross Currency Contracts (Notional Amount in USD (000))	Forward Rate Agreement (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))
$496,772,895	$31,734	$230,606	$1,610,081	$770,715

Credit Default Swaps as Writer (Notional Amount in USD (000))	Currency Swaps (Notional Amount in USD (000))
$249,244	$273,409

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$2,459,662	$(1,092,856)	$(1,161,856)	$204,950
Barclays Capital Group	4,714,848	(4,631,861)	(88,377)	—
BNP Paribas	158,207	(158,207)	—	—
Citigroup Global Markets	8,356,603	(1,900,812)	(5,640,000)	815,791
Credit Suisse First Boston Corp.	1,882,976	(1,882,976)	—	—
Deutsche Bank AG	10,097,191	(639,687)	(8,859,020)	598,484
Goldman Sachs & Co.	187,796	(7,734)	—	180,062
Hong Kong & Shanghai Bank	1,899,309	(1,899,309)	—	—
JPMorgan Chase	1,268,372	(1,268,372)	—	—
Toronto Dominion	3,185,322	(159,593)	(662,343)	2,363,386
UBS AG	625,938	(475,944)	—	149,994

	$34,836,224

See Notes to Financial Statements.

84

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(1,092,856)	$1,092,856	$—	$—
Barclays Capital Group	(4,631,861)	4,631,861	—	—
BNP Paribas	(392,763)	158,207	—	(234,556)
Citigroup Global Markets	(1,900,812)	1,900,812	—	—
Credit Suisse First Boston Corp.	(2,890,801)	1,882,976	1,970,196	—
Deutsche Bank AG	(639,687)	639,687	—	—
Goldman Sachs & Co.	(7,734)	7,734	—	—
Hong Kong & Shanghai Bank	(4,087,164)	1,899,309	2,343,288	—
JPMorgan Chase	(1,351,057)	1,268,372	204,873	—
Toronto Dominion	(159,593)	159,593	—	—
UBS AG	(475,944)	475,944	—	—

	$(17,630,272)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	85

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value, including securities on loan of $287,427,826:
Unaffiliated Investments (cost $4,457,024,246)	$4,515,617,954
Affiliated Investments (cost $437,440,087)	435,846,524
Cash	1,152,544
Receivable for investments sold	82,747,838
Dividends and interest receivable	39,070,614
Receivable for Fund shares sold	35,054,897
Unrealized appreciation on over-the-counter swap agreements	22,209,330
Unrealized appreciation on forward foreign currency exchange contracts	7,194,055
Premium paid for swap agreements	5,338,135
Due from broker—variation margin swaps	561,225
Unrealized appreciation on cross currency exchange contracts	94,704
Prepaid expenses	35,962

Total assets	5,144,923,782

Liabilities
Payable to broker for collateral for securities on loan	289,086,613
Payable for investments purchased	267,953,554
Payable for Fund shares reacquired	26,919,016
Payable to custodian	15,469,761
Unrealized depreciation on over-the-counter swap agreements	11,731,633
Options written outstanding, at value (premiums received $4,211,177)	4,825,139
Unrealized depreciation on forward foreign currency exchange contracts	4,170,770
Management fee payable	1,711,050
Premium received for swap agreements	1,645,350
Due to broker—variation margin futures	1,271,984
Dividends payable	1,238,593
Accrued expenses	1,097,895
Distribution fee payable	633,120
Affiliated transfer agent fee payable	119,336
Unrealized depreciation on cross currency exchange contracts	82,519
Deferred directors’ fees	9,274

Total liabilities	627,965,607

Net Assets	$4,516,958,175

Net assets were comprised of:
Common stock, at par	$312,512
Paid-in capital in excess of par	4,466,289,185

4,466,601,697
Distributions in excess of net investment income	(6,551,057)
Accumulated net realized loss on investment and foreign currency transactions	(13,597,411)
Net unrealized appreciation on investments and foreign currencies	70,504,946

Net assets, October 31, 2014	$4,516,958,175

See Notes to Financial Statements.

86

Class A
Net asset value and redemption price per share ($1,524,896,148 ÷ 105,319,741 shares of common stock issued and outstanding)	$14.48
Maximum sales charge (4.50% of offering price)	0.68

Maximum offering price to public	$15.16

Class B
Net asset value, offering price and redemption price per share ($54,376,415 ÷ 3,754,564 shares of common stock issued and outstanding)	$14.48

Class C
Net asset value, offering price and redemption price per share ($294,271,383 ÷ 20,341,383 shares of common stock issued and outstanding)	$14.47

Class Q
Net asset value, offering price and redemption price per share ($210,717,056 ÷ 14,576,969 shares of common stock issued and outstanding)	$14.46

Class R
Net asset value, offering price and redemption price per share ($108,373,047 ÷ 7,471,394 shares of common stock issued and outstanding)	$14.51

Class Z
Net asset value, offering price and redemption price per share ($2,324,324,126 ÷ 161,047,686 shares of common stock issued and outstanding)	$14.43

See Notes to Financial Statements.

Prudential Total Return Bond Fund	87

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $73,503)	$113,044,384
Affiliated dividend income	495,076
Affiliated income from securities loaned, net	301,286
Unaffiliated dividend income	43,313

Total income	113,884,059

Expenses
Management fee	14,816,951
Distribution fee—Class A	3,755,585
Distribution fee—Class B	579,680
Distribution fee—Class C	2,526,767
Distribution fee—Class R	629,087
Distribution fee—Class X	148
Transfer agent’s fees and expenses (including affiliated expense of $556,800)	3,578,000
Custodian’s fees and expenses	570,000
Registration fees	393,000
Shareholders’ reports	277,000
Directors’ fees	87,000
Audit fee	57,000
Insurance expenses	46,000
Legal fees and expenses	37,000
Miscellaneous	35,796

Total expenses	27,389,014
Less: Management fee waiver and/or expense reimbursement	(1,424,728)
Distribution fee waiver—Class A	(625,931)
Distribution fee waiver—Class B	(144,920)
Distribution fee waiver—Class R	(209,696)

Net expenses	24,983,739

Net investment income	88,900,320

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	$17,161,934
Futures transactions	18,494,594
Options written transactions	139,237
Swap agreement transactions	8,037,084
Forward rate agreement transaction	45,463
Foreign currency transactions	595,979

44,474,291

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $116,481)	32,514,113
Futures	(3,877,063)
Options written	(613,962)
Swap agreements	4,801,098
Foreign currencies	2,634,787

35,458,973

Net gain on investment and foreign currency transactions	79,933,264

Net Increase In Net Assets Resulting From Operations	$168,833,584

See Notes to Financial Statements.

88

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$88,900,320	$95,399,528
Net realized gain (loss) on investment and foreign currency transactions	44,474,291	(33,100,214)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	35,458,973	(68,841,737)

Net increase (decrease) in net assets resulting from operations	168,833,584	(6,542,423)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(42,494,516)	(39,144,470)
Class B	(1,691,912)	(1,877,783)
Class C	(6,721,235)	(8,165,911)
Class Q	(2,900,036)	(1,176,654)
Class R	(2,618,540)	(1,327,195)
Class X	(2,135)	(21,000)
Class Z	(52,767,858)	(47,414,836)

	(109,196,232)	(99,127,849)

Tax Return of Capital
Class A	—	(1,820,658)
Class B	—	(88,183)
Class C	—	(385,240)
Class Q	—	(54,404)
Class R	—	(60,944)
Class X	—	(993)
Class Z	—	(2,171,818)

	—	(4,582,240)

Distributions from net realized gains
Class A	—	(10,795,403)
Class B	—	(645,520)
Class C	—	(3,072,508)
Class Q	—	(275,548)
Class R	—	(247,475)
Class X	—	(8,305)
Class Z	—	(8,016,801)

	—	(23,061,560)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	89

Statement of Changes in Net Assets

continued

	Year Ended October 31,
	2014	2013
Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	$2,514,580,508	$2,430,025,582
Net asset value of shares issued in reinvestment of dividends, distributions and tax return of capital	93,795,794	95,443,151
Cost of shares reacquired	(886,665,047)	(2,049,852,841)

Net increase in net assets from Fund share transactions	1,721,711,255	475,615,892

Total increase	1,781,348,607	342,301,820

Net Assets:
Beginning of year	2,735,609,568	2,393,307,748

End of year	$4,516,958,175	$2,735,609,568

See Notes to Financial Statements.

90

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on September 1, 1994 and currently consists of two series: Prudential Total Return Bond Fund and Prudential Short Duration Multi-Sector Fund. These financial statements relate to Prudential Total Return Bond Fund (the “Fund”), a diversified series of the Company. The financial statements of the other series are not presented herein. The Fund’s investment objective is total return.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities

Prudential Total Return Bond Fund	91

Notes to Financial Statements

continued

traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

92

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Prudential Total Return Bond Fund	93

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to

94

hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one currency will be exchanged for a specified amount of another currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the

Prudential Total Return Bond Fund	95

Notes to Financial Statements

continued

Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate, and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

96

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Prudential Total Return Bond Fund	97

Notes to Financial Statements

continued

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

98

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the

Prudential Total Return Bond Fund	99

Notes to Financial Statements

continued

agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are

100

charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Foreign currency losses may reduce the amount of dividends of net investment income. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .47% for the year ended October 31, 2014.

Prudential Total Return Bond Fund	101

Notes to Financial Statements

continued

PI had contractually agreed through February 28, 2015 to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed .60% of the Fund’s average daily net assets. Effective May 1, 2014, PI contractually agreed, through February 29, 2016, to amend the expense limitation such that net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest, brokerage commissions and transfer agency expenses, including sub-transfer agency and networking fees) do not exceed .46% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. In addition, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended October 31, 2014, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. Additionally, PIMS voluntarily agreed to limit such fees to .75% of the average daily net assets of the Class B shares.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital. During the year ended October 31, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid the class for the overcharge which is reflected as an increase in net investment

102

income, an increase in distributions from net investment income related to Class X, and capital contributions to Class X. The impact is also reflected in the Financial Highlights for the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009.

PIMS has advised the Fund that it has received $873,709 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2014. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2014, it received $4,714, $125,013 and $32,111 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Fund’s securities lending agent. For the year ended October 31, 2014, PIM has been compensated approximately $90,000 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2014, were $2,753,108,355 and $1,371,739,526, respectively.

Prudential Total Return Bond Fund	103

Notes to Financial Statements

continued

Transactions in options written during the year ended October 31, 2014, were as follows:

	Notional Amount	Premium
Options outstanding at October 31, 2013	—	$—
Options written	3,967,680	6,275,026
Options terminated through repurchase	(857,280)	(1,012,828)
Options expired	(400,500)	(1,051,021)

Options outstanding at October 31, 2014	2,709,900	$4,211,177

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2014, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $30,112,325 due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $109,196,232 of ordinary income. For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $115,673,849 of ordinary income, $6,515,560 of long-term capital gains and $4,582,240 of tax return of capital.

104

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $2,185,304 of ordinary income and $7,596,811 of long-term capital gains. This differs from the amounts shown on the Statements of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$4,910,928,571	$93,894,747	$(53,358,840)	$40,535,907	$1,286,323	$41,822,230

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

The Fund utilized approximately $11,102,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2014.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement and/or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are

Prudential Total Return Bond Fund	105

Notes to Financial Statements

continued

sold with a CDSC of 1% during the first 12 months. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.5 billion shares of common stock authorized, $.001 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares, each of which consists of 525 million, 50 million, 50 million, 250 million, 250 million, 25 million and 350 million shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	48,006,890	$688,848,928
Shares issued in reinvestment of dividends and distributions	2,654,638	38,002,888
Shares reacquired	(24,766,502)	(353,240,982)

Net increase (decrease) in shares outstanding before conversion	25,895,026	373,610,834
Shares issued upon conversion from Class B, Class X and Class Z	689,166	9,794,015
Shares reacquired upon conversion into Class Z	(4,526,495)	(65,368,351)

Net increase (decrease) in shares outstanding	22,057,697	$318,036,498

Year ended October 31, 2013:
Shares sold	43,132,216	$625,482,670
Shares issued in reinvestment of dividends, distributions and tax return of capital	3,092,435	44,685,434
Shares reacquired	(39,496,430)	(565,879,281)

Net increase (decrease) in shares outstanding before conversion	6,728,221	104,288,823
Shares issued upon conversion from Class B, Class X and Class Z	516,310	7,453,354
Shares reacquired upon conversion into Class Z	(204,169)	(2,951,186)

Net increase (decrease) in shares outstanding	7,040,362	$108,790,991

106

Class B	Shares	Amount
Year ended October 31, 2014:
Shares sold	219,664	$3,135,871
Shares issued in reinvestment of dividends and distributions	95,878	1,371,023
Shares reacquired	(773,580)	(11,024,144)

Net increase (decrease) in shares outstanding before conversion	(458,038)	(6,517,250)
Shares reacquired upon conversion into Class A	(215,186)	(3,073,190)

Net increase (decrease) in shares outstanding	(673,224)	$(9,590,440)

Year ended October 31, 2013:
Shares sold	1,034,596	$15,087,086
Shares issued in reinvestment of dividends, distributions and tax return of capital	148,880	2,155,494
Shares reacquired	(1,219,052)	(17,508,462)

Net increase (decrease) in shares outstanding before conversion	(35,576)	(265,882)
Shares reacquired upon conversion into Class A	(297,212)	(4,303,767)

Net increase (decrease) in shares outstanding	(332,788)	$(4,569,649)

Class C
Year ended October 31, 2014:
Shares sold	6,675,896	$95,918,082
Shares issued in reinvestment of dividends and distributions	392,217	5,604,366
Shares reacquired	(5,915,643)	(84,112,138)

Net increase (decrease) in shares outstanding before conversion	1,152,470	17,410,310
Shares reacquired upon conversion into Class Z	(317,864)	(4,555,223)

Net increase (decrease) in shares outstanding	834,606	$12,855,087

Year ended October 31, 2013:
Shares sold	6,935,672	$101,282,495
Shares issued in reinvestment of dividends, distributions and tax return of capital	659,862	9,532,086
Shares reacquired	(9,523,328)	(135,956,716)

Net increase (decrease) in shares outstanding before conversion	(1,927,794)	(25,142,135)
Shares reacquired upon conversion into Class Z	(383,653)	(5,565,552)

Net increase (decrease) in shares outstanding	(2,311,447)	$(30,707,687)

Class Q
Year ended October 31, 2014:
Shares sold	12,971,119	$186,181,383
Shares issued in reinvestment of dividends and distributions	202,983	2,910,086
Shares reacquired	(953,710)	(13,631,148)

Net increase (decrease) in shares outstanding	12,220,392	$175,460,321

Year ended October 31, 2013:
Shares sold	1,709,443	$24,649,292
Shares issued in reinvestment of dividends, distributions and tax return of capital	103,663	1,495,853
Shares reacquired	(822,812)	(11,679,442)

Net increase (decrease) in shares outstanding before conversion	990,294	14,465,703
Shares reacquired upon conversion into Class Z	(617,838)	(9,088,390)

Net increase (decrease) in shares outstanding	372,456	$5,377,313

Prudential Total Return Bond Fund	107

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended October 31, 2014:
Shares sold	4,726,695	$67,667,249
Shares issued in reinvestment of dividends and distributions	157,951	2,267,048
Shares reacquired	(1,453,225)	(20,822,161)

Net increase (decrease) in shares outstanding	3,431,421	$49,112,136

Year ended October 31, 2013:
Shares sold	3,582,839	$51,895,555
Shares issued in reinvestment of dividends, distributions and tax return of capital	96,712	1,393,528
Shares reacquired	(1,329,394)	(19,099,072)

Net increase (decrease) in shares outstanding	2,350,157	$34,190,011

Class X
Period ended April 11, 2014:*
Shares sold	7	$109
Shares issued in reinvestment of dividends and distributions	133	1,880
Shares reacquired	(295)	(4,059)

Net increase (decrease) in shares outstanding before conversion	(155)	(2,070)
Shares reacquired upon conversion into Class A	(22,632)	(320,324)

Net increase (decrease) in shares outstanding	(22,787)	$(322,394)

Year ended October 31, 2013:
Shares sold	1,959	$28,837
Shares issued in reinvestment of dividends, distributions and tax return of capital	1,931	28,128
Shares reacquired	(8,188)	(118,318)

Net increase (decrease) in shares outstanding before conversion	(4,298)	(61,353)
Shares reacquired upon conversion into Class A	(51,194)	(745,075)

Net increase (decrease) in shares outstanding	(55,492)	$(806,428)

108

Class Z	Shares	Amount
Year ended October 31, 2014:
Shares sold	102,951,720	$1,472,828,886
Shares issued in reinvestment of dividends and distributions	3,054,553	43,638,503
Shares reacquired	(28,407,368)	(403,830,415)

Net increase (decrease) in shares outstanding before conversion	77,598,905	1,112,636,974
Shares issued upon conversion from Class A and Class C	4,859,108	69,923,574
Shares reacquired upon conversion into Class A	(452,730)	(6,400,501)

Net increase (decrease) in shares outstanding	82,005,283	$1,176,160,047

Year ended October 31, 2013:
Shares sold	111,512,586	$1,611,599,647
Shares issued in reinvestment of dividends, distributions and tax return of capital	2,514,047	36,152,628
Shares reacquired	(91,543,408)	(1,299,611,550)

Net increase (decrease) in shares outstanding before conversion	22,483,225	348,140,725
Shares issued upon conversion from Class A, Class C and Class Q	1,208,768	17,605,129
Shares reacquired upon conversion into Class A	(168,276)	(2,404,513)

Net increase (decrease) in shares outstanding	23,523,717	$363,341,341

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2014.

Prudential Total Return Bond Fund	109

Notes to Financial Statements

continued

Note 8. Notice of Distributions to Shareholders

The Fund declared capital gain distributions on December 8, 2014 to shareholders of record on December 9, 2014. The ex-dividend date was December 10, 2014. The per share amounts declared were as follows:

Long-Term Capital Gains
Class A,B,C,Q,R, and Z	$0.02124

Note 9. Subsequent Event

Pursuant to a Plan of Reorganization approved by the shareholders of the Target Total Return Bond Portfolio, a portfolio of The Target Portfolio Trust, the Fund is expected to acquire the net assets of the Target Total Return Bond Portfolio on or about March of 2015. According to the terms of the merger, the shareholders of the Target Total Return Bond Portfolio will be issued shares in the Fund.

110

Financial Highlights

Class A Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.22	$14.78	$14.41	$14.27	$13.21
Income (loss) from investment operations:
Net investment income	.39	.45	.47	.55	.58
Net realized and unrealized gain (loss) on investment transactions	.36	(.40)	.72	.31	1.01
Total from investment operations	.75	.05	1.19	.86	1.59
Less Dividends and Distributions:
Dividends from net investment income	(.49)	(.46)	(.50)	(.56)	(.53)
Tax return of capital	-	(.02)	-	-	-
Distributions from net realized gains	-	(.13)	(.32)	(.16)	-
Total dividends and distributions	(.49)	(.61)	(.82)	(.72)	(.53)
Capital Contributions(e):	-	-	-	-	- (b)
Net asset value, end of year	$14.48	$14.22	$14.78	$14.41	$14.27
Total Return(c):	5.37%	.40%	8.67%	6.28%	12.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,524,896	$1,183,870	$1,126,905	$555,062	$408,014
Average net assets (000)	$1,251,861	$1,221,286	$835,198	$428,956	$339,741
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.83%	.85%	.85%	.85%	.85%
Expenses before waivers and/or expense reimbursement	.93%	.94%	.93%	1.02%	1.02%
Net investment income	2.76%	3.09%	3.28%	3.92%	4.22%
Portfolio turnover rate	95%	188%	256%	242%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	111

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.22	$14.79	$14.42	$14.27	$13.21
Income (loss) from investment operations:
Net investment income	.33	.37	.40	.48	.51
Net realized and unrealized gain (loss) on investment transactions	.35	(.40)	.72	.32	1.01
Total from investment operations	.68	(.03)	1.12	.80	1.52
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.39)	(.43)	(.49)	(.46)
Tax return of capital	-	(.02)	-	-	-
Distributions from net realized gains	-	(.13)	(.32)	(.16)	-
Total dividends and distributions	(.42)	(.54)	(.75)	(.65)	(.46)
Capital Contributions(e):	-	-	-	-	- (b)
Net asset value, end of year	$14.48	$14.22	$14.79	$14.42	$14.27
Total Return(c):	4.84%	(.17)%	8.12%	5.83%	11.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,377	$62,964	$70,398	$51,154	$47,886
Average net assets (000)	$57,968	$69,093	$59,908	$46,957	$42,019
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.35%	1.35%	1.35%	1.35%
Expenses before waivers and/or expense reimbursement	1.63%	1.64%	1.63%	1.72%	1.72%
Net investment income	2.28%	2.58%	2.78%	3.43%	3.73%
Portfolio turnover rate	95%	188%	256%	242%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

112

Class C Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.21	$14.78	$14.40	$14.26	$13.20
Income (loss) from investment operations:
Net investment income	.29	.34	.36	.45	.50
Net realized and unrealized gain (loss) on investment transactions	.35	(.40)	.73	.32	1.02
Total from investment operations	.64	(.06)	1.09	.77	1.52
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.36)	(.39)	(.47)	(.46)
Tax return of capital	-	(.02)	-	-	-
Distributions from net realized gains	-	(.13)	(.32)	(.16)	-
Total dividends and distributions	(.38)	(.51)	(.71)	(.63)	(.46)
Capital Contributions(e):	-	-	-	-	- (b)
Net asset value, end of year	$14.47	$14.21	$14.78	$14.40	$14.26
Total Return(c):	4.58%	(.42)%	7.93%	5.58%	11.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$294,271	$277,163	$322,371	$153,146	$99,621
Average net assets (000)	$252,677	$329,363	$238,034	$108,297	$72,297
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.58%	1.60%	1.60%	1.53%	1.35%
Expenses before waivers and/or expense reimbursement	1.63%	1.64%	1.63%	1.72%	1.72%
Net investment income	2.02%	2.34%	2.52%	3.24%	3.69%
Portfolio turnover rate	95%	188%	256%	242%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	113

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,			December 27, 2010(a) through October 31,
	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$14.20	$14.76	$14.39	$13.70
Income (loss) from investment operations:
Net investment income	.43	.49	.51	.50
Net realized and unrealized gain (loss) on investment transactions	.37	(.39)	.72	.65
Total from investment operations	.80	.10	1.23	1.15
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.51)	(.54)	(.46)
Tax return of capital	-	(.02)	-	-
Distributions from net realized gains	-	(.13)	(.32)	-
Total dividends and distributions	(.54)	(.66)	(.86)	(.46)
Net asset value, end of period	$14.46	$14.20	$14.76	$14.39
Total Return(c):	5.74%	.74%	9.02%	8.55%

Ratios/Supplemental Data:
Net assets, end of period (000)	$210,717	$33,452	$29,290	$34,014
Average net assets (000)	$78,632	$33,367	$28,908	$34,559
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.49%	.52%	.54%	.60%	(e)
Expenses before waivers and/or expense reimbursement	.51%	.52%	.54%	.60%	(e)
Net investment income	3.06%	3.42%	3.61%	4.18%	(e)
Portfolio turnover rate	95%	188%	256%	242%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

114

Class R Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.24	$14.81	$14.44	$14.29	$13.20
Income (loss) from investment operations:
Net investment income	.36	.41	.44	.51	.54
Net realized and unrealized gain (loss) on investment transactions	.36	(.40)	.71	.33	1.04
Total from investment operations	.72	.01	1.15	.84	1.58
Less Dividends and Distributions:
Dividends from net investment income	(.45)	(.43)	(.46)	(.53)	(.49)
Tax return of capital	-	(.02)	-	-	-
Distributions from net realized gains	-	(.13)	(.32)	(.16)	-
Total dividends and distributions	(.45)	(.58)	(.78)	(.69)	(.49)
Capital Contributions(e):	-	-	-	-	- (b)
Net asset value, end of year	$14.51	$14.24	$14.81	$14.44	$14.29
Total Return(c):	5.17%	.08%	8.39%	6.09%	12.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$108,373	$57,543	$25,028	$2,248	$952
Average net assets (000)	$83,878	$44,298	$10,603	$1,445	$329
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.10%	1.10%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.38%	1.39%	1.38%	1.47%	1.47%
Net investment income	2.48%	2.84%	3.03%	3.65%	3.79%
Portfolio turnover rate	95%	188%	256%	242%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	115

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.25		$14.82	$14.45	$14.30	$13.23	$11.28
Income (loss) from investment operations:
Net investment income	.18		.45	.47	.55	.58	.55
Net realized and unrealized gain (loss) on investment transactions	.17		(.41)	.72	.32	1.01	1.99
Total from investment operations	.35		.04	1.19	.87	1.59	2.54
Less Dividends and Distributions:
Dividends from net investment income	(.23)		(.46)	(.50)	(.56)	(.53)	(.60)
Tax return of capital	-		(.02)	-	-	-	-
Distributions from net realized gains	-		(.13)	(.32)	(.16)	-	-
Total dividends and distributions	(.23)		(.61)	(.82)	(.72)	(.53)	(.60)
Capital Contributions (Note 2)(i):	-		-	- (b)	- (b)	.01	.01
Net asset value, end of period	$14.37		$14.25	$14.82	$14.45	$14.30	$13.23
Total Return(c):	2.46%		.32%	8.66%	6.34%	12.33%	23.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8		$325	$1,160	$2,156	$4,381	$6,494
Average net assets (000)	$131		$665	$1,527	$3,072	$5,043	$7,270
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.85%	(e)	.85%	.85%	.85%	.85%	.85%
Expenses before waivers and/or expense reimbursement	1.65%	(e)	1.64%	1.63%	1.72%	1.72%	1.82%
Net investment income	2.87%	(e)	3.08%	3.28%	3.93%	4.28%	4.64%
Portfolio turnover rate	95%	(f)(h)	188%	256%	242%	185%	397%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of October 31, 2014.

(i) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

116

Class Z Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.17	$14.74	$14.37	$14.24	$13.18
Income (loss) from investment operations:
Net investment income	.42	.48	.51	.57	.60
Net realized and unrealized gain (loss) on investment transactions	.36	(.40)	.72	.32	1.02
Total from investment operations	.78	.08	1.23	.89	1.62
Less Dividends and Distributions:
Dividends from net investment income	(.52)	(.50)	(.54)	(.60)	(.56)
Tax return of capital	-	(.02)	-	-	-
Distributions from net realized gains	-	(.13)	(.32)	(.16)	-
Total dividends and distributions	(.52)	(.65)	(.86)	(.76)	(.56)
Capital Contributions(e):	-	-	-	-	- (b)
Net asset value, end of year	$14.43	$14.17	$14.74	$14.37	$14.24
Total Return(c):	5.65%	.59%	8.97%	6.49%	12.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,324,324	$1,120,294	$818,157	$368,914	$153,727
Average net assets (000)	$1,456,467	$1,370,007	$589,624	$186,108	$99,628
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.58%	.60%	.60%	.60%	.60%
Expenses before waivers and/or expense reimbursement	.63%	.64%	.63%	.72%	.72%
Net investment income	2.99%	3.34%	3.54%	4.15%	4.42%
Portfolio turnover rate	95%	188%	256%	242%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying funds in which the Fund invests.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	117

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

We have audited the accompanying statement of assets and liabilities of Prudential Total Return Bond Fund, a series of Prudential Investment Portfolios, Inc. 17, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2014

118

Tax Information

(Unaudited)

For the year ended October 31, 2014, the Fund reports the maximum amount allowable but not less than 66.78% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2014.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 4.52% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

Prudential Total Return Bond Fund	119

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Total Return Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Total Return Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1994; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Total Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Total Return Bond Fund1 (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Prudential Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Core Plus Bond Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at www.prudentialfunds.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, five- and ten-year periods.
•	The Board also noted PI’s May 2014 decision to implement an expense cap of 0.46% (exclusive of 12b-1 fees and certain other fees).
•	The Board and PI agreed to continue the existing expense cap of 0.46% (exclusive of 12b-1 fees and certain other fees) through February 29, 2016.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Total Return Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Total Return Bond Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL TOTAL RETURN BOND FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PTRQX	DTBRX	PDBZX
CUSIP	74440B108	74440B207	74440B306	74440B884	74440B801	74440B405

MF166E    0270928-00002-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Short Duration Bond

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance since the Fund’s inception on December 23, 2013 through October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration Multi-Sector Bond Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short Duration Multi-Sector Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
Since Inception
Class A	1.41% (12/23/13)
Class C	0.79 (12/23/13)
Class Q	1.63 (12/23/13)
Class Z	1.60 (12/23/13)
Barclays US Government/Credit 1-3 Year Index	0.88
Lipper Short-Intermediate Investment-Grade Debt Funds Average	1.96

Average Annual Total Returns (With Sales Charges) as of 9/30/14
Since Inception
Class A	N/A (12/23/13)
Class C	N/A (12/23/13)
Class Q	N/A (12/23/13)
Class Z	N/A (12/23/13)
Barclays US Government/Credit 1-3 Year Index	N/A
Lipper Short-Intermediate Investment-Grade Debt Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/14
Since Inception
Class A	N/A (12/23/13)
Class C	N/A (12/23/13)
Class Q	N/A (12/23/13)
Class Z	N/A (12/23/13)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
Since Inception
Class A	N/A (12/23/13)
Class C	N/A (12/23/13)
Class Q	N/A (12/23/13)
Class Z	N/A (12/23/13)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class A shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2014), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years.

Prudential Short Duration Multi-Sector Bond Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

Barclays US Government/Credit 1-3 Year Index

The Barclays US Government/Credit 1-3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Lipper Short-Intermediate Investment-Grade Debt Funds Average

The Lipper Short-Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Short-Intermediate Investment-Grade Debt Funds category for the periods noted. The Lipper Average consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to inception date, not from the Fund’s actual inception date.

Distributions and Yields as of 10/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield	30-Day Unsubsidized SEC Yield
Class A	$0.15	1.79%	0.84%
Class C	0.09	1.12	0.19
Class Q	0.17	2.27	1.55
Class Z	0.17	2.06	1.25

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Structured Asset Investment Loan Trust, Series 2004-8, Class A8, 1.152%, 09/25/2034	1.5%
HSBC Home Equity Loan Trust, Series 2006-3, Class M1, 0.417%, 03/20/2036	1.1
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM, 4.780%, 07/15/2042	1.0
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A, 1.733%, 04/28/2026	0.9
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A, 1.731%, 04/20/2026	0.9

Holdings reflect only long-term investments and are subject to change.

Credit Quality expressed as a percentage of total investments as of 10/31/14
AAA	28.61%
AA	8.28
A	17.20
BBB	18.05
BB	18.19
B	8.15
Not Rated	0.52
Cash/Cash Equivalents	1.00
Total Investments	100.00%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

Prudential Short Duration Multi-Sector Bond Fund	5

Strategy and Performance Overview

How did the Fund Perform?

The Prudential Short Duration Multi-Sector Bond Fund’s Class A shares returned 1.41% for the period since inception on December 23, 2013 through October 31, 2014. This compares to the 0.88% return of the Barclays US 1-3 Year Government/Credit Index (the Index) and the 1.96% return of the Lipper Short-Intermediate Investment Grade Debt Funds Average. (The returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.)

How did the US fixed income market perform?

The US fixed income market generated a positive return during the reporting period.

•

When the period began in December 2013, the Federal Reserve (Fed) had announced the reduction (or tapering) of its quantitative easing asset purchase program. After the Fed starting tapering asset purchases in January 2014, longer-term US Treasury yields fell, continuing to decline during the period overall.

•

In the first quarter of 2014, severe weather hit much of the US, significantly depressing economic activity. The lull suggested the Fed might maintain lower interest rates for longer. Inflation remained muted. Longer-term interest rates fell, as market participants signaled their confidence in the Fed’s ability and willingness to control inflation over the long term. The fixed income market generated a positive return during the first quarter, with most sectors adding to their 2013 gains or erasing the majority of that calendar year’s losses.

•

Fixed income markets continued to record gains in the second quarter, despite mixed US economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. While US economic growth continued to recover from the effects of the harsh winter weather, market participants seemed focused on weak first-quarter GDP, which was steadily revised lower during the second quarter—dampening growth projections for the 2014 calendar year. Meanwhile, as the US job market improved and inflation edged up, the Fed said it might raise short-term interest rates sooner than previously expected.

•

Events of the third quarter 2014 triggered a wave of risk aversion in the fixed income markets. Many spread sectors, including investment grade corporate bonds, high yield corporate debt, and emerging markets debt, underperformed US Treasuries. Although the global economic recovery remained sluggish, US growth continued at an annualized pace of approximately 2%. US unemployment also declined. As a result, the Fed appeared increasingly likely to hike short-term rates during 2015.

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•	In October 2014, the Fed concluded its quantitative easing asset purchase program.

Which strategies helped the Fund’s performance?

Prudential Fixed Income manages the Fund, which outperformed the Index largely because of the effective management of duration and yield curve positioning. The Fund’s sector strategy and favorable security selection within a number of sectors, also contributed positively. The portfolio management team allocates the Fund’s investments across different sectors of the fixed income securities markets, focusing on shorter duration securities within these sectors, with an emphasis on high yield securities, leveraging the resources of Prudential Fixed Income’s specialized sector teams to determine the best relative value opportunities for a given market environment. It then implements overweight exposures to what it believes to be its best ideas, while maintaining underweight exposures in sectors that offer less-compelling risk/reward potential.

•

The Fund benefited overall from the management of duration and yield curve positioning. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. Relative to the Index, the Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. The slope of most yield curves flattened during the period, as shorter-term yields rose and longer-term yields fell.

•

Sector allocations also added to performance. Most notably, the Fund benefited from its overweight allocations to high yield corporate bonds, investment grade corporate bonds, and emerging market debt.

•	Security selection among Commercial Mortgage-Backed Securities (CMBS), non-agency mortgage-backed securities, and emerging markets debt enhanced relative returns.

Which strategies detracted from the Fund’s performance?

•

During the reporting period, the primary detractor from Fund performance was the start-up costs incurred while building its portfolio holdings. Specifically, bid/ask spreads made it costly to build a portfolio. Bid/ask spreads indicate the difference between the highest price a buyer will pay against the lowest price at which the seller will sell.

Prudential Short Duration Multi-Sector Bond Fund	7

Strategy and Performance Overview (continued)

•	Security selection within high yield corporate bonds and high yield loans hampered results, as the Fund’s higher-quality, shorter-term holdings generally underperformed.

Did the Fund use derivatives and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions added modestly to performance. In addition, the Fund traded foreign exchange derivatives, which had slightly negative returns.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Short Duration Multi-Sector Bond Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,009.60	0.90%	$4.56
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Class C	Actual	$1,000.00	$1,005.70	1.65%	$8.34
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class Q	Actual	$1,000.00	$1,011.10	0.65%	$3.29
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

Class Z	Actual	$1,000.00	$1,010.80	0.65%	$3.29
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by the 365 days in the year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.62%	0.90%
C	2.33	1.65
Q	1.05	0.65
Z	1.29	0.65

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Short Duration Multi-Sector Bond Fund	11

Portfolio of Investments

as of October 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 97.9%

ASSET-BACKED SECURITIES 20.2%

Collateralized Debt Obligations 0.9%
GEM Ligos III CDO Ltd. (Cayman Islands), Series 2006-3A, Class A1, 144A	0.661%(a)	03/23/21	259	$258,639
GEMC CDO Ltd. (Cayman Islands), Series 2005-8A, Class A3, 144A	1.123(a)	06/23/17	500	498,257

				756,896

Collateralized Loan Obligations 12.1%
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, 144A	1.763(a)	07/20/26	400	396,680
Series 2014-AA, Class B2, 144A	4.580	07/20/26	500	501,913
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.733(a)	04/28/26	800	794,278
Series 2014-3A, Class A2A, 144A	2.483(a)	04/28/26	250	244,505
ARES CLO Ltd. (Cayman Islands), Series 2012-2A, Class A, 144A	1.730(a)	10/12/23	250	249,240
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.331(a)	04/15/25	500	489,794
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796(a)	10/15/26	250	247,866
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.632(a)	10/22/25	250	247,396
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.728(a)	04/17/26	500	496,441
Series 2014-5A, Class A2A, 144A	2.378(a)	04/17/26	500	488,234
Battalion CLO VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	0.284(a)	10/17/26	250	247,384
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.600(a)	10/20/26	250	250,000
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.533(a)	02/14/25	250	246,818
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.781(a)	04/20/26	800	793,843
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.685(a)	07/15/26	250	247,497

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.819%(a)	05/15/26	250	$247,772
Series 2014-1A, Class B, 144A	2.479(a)	05/15/26	250	244,459
Magnetite CLO VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.697(a)	04/15/26	450	446,364
Neuberger Berman CLO XVI Ltd. (Cayman Islands), Series 2014-16A, Class A1, 144A	1.701(a)	04/15/26	500	495,763
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.715(a)	11/22/23	400	399,181
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	2.068(a)	10/17/22	250	242,243
Regatta III CLO Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.751(a)	04/15/26	450	446,581
Rosedale CLO Ltd. (Cayman Islands), Series I-A, Class B, 144A	0.703(a)	07/24/21	400	391,307
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350	07/17/26	500	501,565
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281(a)	04/15/25	350	341,910
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730	04/18/26	300	294,319
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.731(a)	04/20/26	800	794,197

				10,787,550

Residential Mortgage-Backed Securities 7.2%
ABFC Trust, Series 2003-AHL1, Class A1	4.184(a)	03/25/33	149	148,756
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.202(a)	12/25/33	328	308,978
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.128(a)	12/15/33	242	231,866
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE6, Class M1	1.007(a)	08/25/34	318	291,626
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	1.652(a)	03/25/43	498	488,082
Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M1	1.007(a)	06/25/34	330	305,599

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Countrywide Asset-Backed Certificates, Series 2003-BC2, Class 2A1	0.752%(a)	06/25/33	121	$102,301
Fremont Home Loan Trust, Series 2004-2, Class M1	1.007(a)	07/25/34	615	550,887
Home Equity Asset Trust, Series 2003-8, Class M1	1.232(a)	04/25/34	116	109,421
HSBC Home Equity Loan Trust USA, Series 2006-3, Class M1	0.417(a)	03/20/36	1,000	963,613
Series 2006-4, Class M2	0.437(a)	03/20/36	250	235,942
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.172(a)	10/25/33	210	197,202
Option One Mortgage Accep. Corp. Asset-Backed Certificates, Series 2003-3, Class A2	0.752(a)	06/25/33	170	157,661
Series 2003-4, Class A2	0.792(a)	07/25/33	478	442,724
Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3	0.852(a)	04/25/33	299	287,313
Series 2004-8, Class A8	1.152(a)	09/25/34	1,342	1,324,941
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC9, Class 3A3	0.852(a)	08/25/33	272	266,917

				6,413,829

TOTAL ASSET-BACKED SECURITIES (cost $17,955,708)				17,958,275

BANK LOANS(a) 4.5%

Automobiles 0.6%
Chrysler Group LLC, Term Loan	3.250	12/31/18	498	492,370

Biotechnology 0.1%
Grifols SA, Term Loan	3.235	02/26/21	100	98,098

Commercial Services & Supplies 0.2%
TransUnion LLC, Term Loan	4.000	04/09/21	199	195,891

Food Products 0.4%
Pinnacle Foods Finance LLC, Term Loan	3.250	04/29/20	87	85,377
US Foods, Inc.	4.500	03/29/19	299	298,369

				383,746

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Health Care Providers & Services 0.7%
Capsugel Holdings US, Inc., Term Loan	3.500%	08/01/18	234	$230,897
Community Health Systems, Inc., Term Loan	3.485	01/25/17	349	347,866

				578,763

Hotels, Restaurants & Leisure 0.2%
B.C. Unlimited Liability Co., Term Loan B	4.500	10/27/21	100	99,861
Hilton Worldwide Finance LLC, Term Loan	3.500	10/26/20	93	91,870

				191,731

Independent Power & Renewable Electricity Producers 0.6%
NRG Energy, Inc., Term Loan	2.750	07/01/18	496	486,530

IT Services 0.5%
Vantiv LLC, Term Loan	2.233	06/13/19	494	485,109

Media 0.7%
CBS Outdoor Americas CAP Co., Term Loan	3.000	02/01/21	100	97,917
Charter Communications Operating LLC, Term Loan	3.000	07/01/20	496	487,547

				585,464

Pharmaceuticals 0.3%
Biomet, Inc., Term Loan	3.733	07/25/17	300	298,922

Semiconductors & Semiconductor Equipment 0.2%
Avago Technologies Finance Pte. Ltd., Term Loan	3.750	05/06/21	200	198,752

TOTAL BANK LOANS (cost $4,024,932)				3,995,376

COMMERCIAL MORTGAGE-BACKED SECURITIES 17.1%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889	07/10/44	171	181,782
Series 2006-6, Class A4	5.356	10/10/45	500	527,955
Series 2007-2, Class A1A	5.561(a)	04/10/49	40	43,393
Series 2007-5, Class A1A	5.361	02/10/51	208	228,038

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4	4.668%	07/10/43	500	$505,187
Series 2005-6, Class AM	5.176(a)	09/10/47	200	207,900
Bank of America Mortgage, Series 2005-CKI1, Class AM	5.286(a)	11/12/37	200	207,245
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987	04/10/46	250	251,820
Series 2014-GC21, Class A4	3.575	05/10/47	250	256,972
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277(a)	04/10/37	750	774,112
Series 2012-CR1, Class XA, IO	2.128(a)	05/15/45	1,399	149,941
Series 2013-CR7, Class A1	0.716	03/10/46	58	58,338
Series 2013-CR10, Class A2	2.972	08/10/46	250	259,164
Series 2014-CR15, Class XB, IO, 144A	0.023	02/10/47	157,461	283,902
Commercial Mortgage Trust Pass-Through Certificates, Series 2010-C1, Class A1, 144A	3.156	07/10/46	468	474,659
Series 2012-CR3, Class A1	0.666	10/15/45	255	253,836
Series 2014-UBS2, Class XB, IO, 144A	0.208	03/10/47	42,900	551,951
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.463(a)	02/15/39	225	235,635
Series 2006-C2, Class A1A	5.668(a)	03/15/39	137	143,093
Series 2006-C3, Class A1A	5.806(a)	06/15/38	274	290,459
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832	04/15/37	500	500,747
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2	3.642	08/10/44	250	259,639
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	1.025(a)	01/25/20	8,469	375,353
Series K007, Class X1, IO	1.188(a)	04/25/20	7,363	352,570
Series K008, Class X1, IO	1.656(a)	06/25/20	1,424	100,110
Series K018, Class X1, IO	1.445(a)	01/25/22	3,190	258,570
Series K020, Class X1, IO	1.467(a)	05/25/22	1,958	172,004
Series K025, Class X1, IO	0.901(a)	10/25/22	6,952	396,662
Series K036, Class X1, IO	0.801(a)	10/25/23	3,235	184,763
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A1A	5.233	11/10/45	459	476,440
Series 2006-C1, Class A4	5.238	11/10/45	84	86,188

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A2	2.999%	08/10/44	500	$515,844
Series 2014-GC20, Class XB, IO	0.500(a)	04/10/47	15,000	526,350
GS Mortgage Securities Trust, Series 2014-GC18, Class XB, IO	0.064(a)	01/10/47	20,000	248,660
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4	5.244(a)	01/12/43	120	123,811
Series 2005-LDP2, Class AM	4.780	07/15/42	900	914,479
Series 2005-LDP3, Class AJ	4.996(a)	08/15/42	372	379,498
Series 2005-LDP4, Class AM	4.999(a)	10/15/42	270	277,363
Series 2014-FL4, Class XCP, IO, 144A	0.673(a)	12/15/15	68,092	53,330
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AM	5.879(a)	06/12/46	130	138,732
Series 2007-5, Class A4	5.378	08/12/48	386	413,538
Series 2007-6, Class A4	5.485	03/12/51	300	324,829
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A	5.422(a)	02/12/44	216	229,073
Series 2007-HQ12, Class A3	5.592(a)	04/12/49	400	407,442
Series 2011-C3, Class A2	3.224	07/15/49	255	264,348
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class AJ	4.896(a)	10/15/41	36	36,370
Series 2005-C17, Class AJ	5.224(a)	03/15/42	480	482,915
Series 2006-C26, Class APB	5.997	06/15/45	15	15,736
Series 2006-C27, Class A1A	5.749(a)	07/15/45	257	273,983
Series 2006-C28, Class A1A	5.559	10/15/48	211	226,629
Series 2007-C31, Class A5	5.500	04/15/47	300	325,805

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,370,443)				15,227,163

CORPORATE BONDS 48.3%

Aerospace & Defense 0.5%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	03/15/18	225	249,750
Ducommun, Inc., Gtd. Notes	9.750	07/15/18	125	136,250
Textron, Inc., Sr. Unsec’d. Notes	3.650	03/01/21	25	25,686

				411,686

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Airlines 0.6%
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust	4.950%	01/15/23	189	$201,537
Delta Air Lines, 2010-2 Class A Pass-Through Trust, Pass Through Certificates	4.950	05/23/19	174	185,336
United Airlines 2014-1 Class A Pass-Through Trust, Pass Through Certificates	4.000	04/11/26	160	162,000

				548,873

Automobiles 1.4%
American Axle & Manufacturing, Inc., Gtd. Notes	5.125	02/15/19	225	228,375
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375	01/16/18	700	706,701
General Motors Financial Co., Inc., Gtd. Notes	3.500	07/10/19	295	304,076

				1,239,152

Banks 10.6%
Bank of America Corp., Jr. Sub. Notes	8.125(a)	12/29/49	175	189,875
Sr. Unsec’d. Notes	2.600	01/15/19	520	524,976
Sr. Unsec’d. Notes, MTN	1.105(a)	04/01/19	250	251,291
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	250	260,006
Sr. Unsec’d. Notes, MTN	5.650	05/01/18	125	139,547
Sub. Notes	5.420	03/15/17	100	108,272
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300	03/10/19	310	309,032
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	3.750	05/15/24	200	202,562
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850	04/01/21	550	551,830
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23	250	247,586
Capital One Financial Corp., Sr. Unsec’d. Notes	6.750	09/15/17	125	142,313
CIT Group, Inc., Sr. Unsec’d. Notes	5.250	03/15/18	200	211,000
Citigroup, Inc., Sr. Unsec’d. Notes	3.875	10/25/23	300	308,831
Sr. Unsec’d. Notes	8.500	05/22/19	475	595,992
Sub. Notes	5.500	02/15/17	200	217,357
Discover Financial Services, Sr. Unsec’d. Notes	5.200	04/27/22	400	439,430
Fifth Third Bancorp, Sr. Unsec’d. Notes	3.625	01/25/16	125	129,199
Fifth Third Bank, Sr. Unsec’d. Notes	2.375	04/25/19	200	201,135

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.000%	03/03/24	200	$204,373
Sub. Notes	5.625	01/15/17	75	81,357
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100	04/05/21	125	141,072
JPMorgan Chase & Co., Jr. Sub. Notes	7.900(a)	04/29/49	200	216,750
Sr. Unsec’d. Notes	6.000	01/15/18	550	619,944
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100	03/24/21	400	449,095
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800	01/13/20	375	435,083
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300	01/30/19	350	352,370
Morgan Stanley, Jr. Sub. Notes	5.450(a)	12/31/49	75	75,352
Sr. Unsec’d. Notes, MTN	6.625	04/01/18	200	229,031
PNC Bank NA, Sub. Notes	4.200	11/01/25	350	370,106
Royal Bank of Scotland Group PLC (The) (United Kingdom), Gtd. Notes	4.375	03/16/16	125	130,483
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	2.375	03/25/19	325	328,140
US Bancorp, Sr. Unsec’d. Notes, MTN	0.634(a)	04/25/19	500	500,438
Wells Fargo & Co., Jr. Sub. Notes	7.980(a)	12/31/49	200	220,437
Sr. Unsec’d. Notes, MTN	3.000	01/22/21	75	76,301

				9,460,566

Biotechnology 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	3.875	11/15/21	250	261,769
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400	12/01/21	100	109,421

				371,190

Building Products 0.5%
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A (original cost $212,250; purchased 06/30/14)(c)(d)	7.000	02/15/20	200	210,400

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Products (cont’d.)
Sr. Unsec’d. Notes, 144A (original cost $210,625; purchased 01/23/14 - 5/12/14)(c)(d)	6.875%	08/15/18	200	$207,700

				418,100

Capital Markets 1.9%
Dana Holding Corp., Sr. Unsec’d. Notes	6.500	02/15/19	280	290,850
HCA, Inc., Sr. Sec’d. Notes	4.250	10/15/19	225	228,656
JPMorgan Chase & Co., Jr. Sub. Notes	6.100(a)	12/31/49	125	125,313
Sr. Unsec’d. Notes	3.625	05/13/24	350	354,367
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500	01/26/20	400	450,924
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	150	151,876
Sr. Unsec’d. Notes, MTN	2.750	03/19/19	100	101,086
Sr. Unsec’d. Notes, MTN	4.125	01/19/16	30	31,107

				1,734,179

Chemicals 2.1%
Ashland, Inc., Sr. Unsec’d. Notes	3.875	04/15/18	100	101,625
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125	11/15/21	100	105,912
Sr. Unsec’d. Notes	4.250	11/15/20	150	161,308
Eastman Chemical Co., Sr. Unsec’d. Notes	2.400	06/01/17	100	101,821
Huntsman International LLC, Gtd. Notes	8.625	03/15/20	250	268,190
Koppers, Inc., Gtd. Notes	7.875	12/01/19	255	264,562
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000	11/15/21	350	409,798
Monsanto Co., Sr. Unsec’d. Notes	4.200	07/15/34	25	25,528
Sr. Unsec’d. Notes	4.400	07/15/44	25	25,202
PolyOne Corp., Sr. Unsec’d. Notes	7.375	09/15/20	200	212,000
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20	75	78,938
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750	03/31/20	75	82,500

				1,837,384

Commercial Services & Supplies 0.3%
ADT Corp. (The), Sr. Unsec’d. Notes	2.250	07/15/17	130	127,563
Steelcase, Inc., Sr. Unsec’d. Notes	6.375	02/15/21	100	115,560

				243,123

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	21

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Construction Materials 0.5%
Calcipar SA (Luxembourg), Sr. Sec’d. Notes, 144A (original cost $212,500; purchased 06/30/14)(c)(d)	6.875%	05/01/18	200	$207,000
Cemex Espana SA (Mexico), Sr. Sec’d. Notes, 144A	9.875	04/30/19	250	278,800

				485,800

Containers & Packaging 0.8%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19	200	206,500
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19	250	286,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group LU, Sr. Sec’d. Notes	7.875	08/15/19	200	214,250

				707,000

Diversified Consumer Services 0.3%
Service Corp. International, Sr. Unsec’d. Notes	7.625	10/01/18	200	224,000

Diversified Financial Services 0.4%
Leucadia National Corp., Sr. Unsec’d. Notes	5.500	10/18/23	100	104,747
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22	220	224,400

				329,147

Diversified Telecommunication Services 2.0%
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	2.350	02/14/19	200	200,738
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.250	10/30/17	125	130,156
Gtd. Notes	8.125	04/30/20	100	106,000
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18	150	170,325
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19	200	210,000
Qwest Corp., Sr. Unsec’d. Notes	6.750	12/01/21	50	57,515
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000	05/15/17	250	257,688

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Telecommunication Services (cont’d.)
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	595	$606,475

				1,738,897

Electric Utilities 1.3%
Commonwealth Edison Co., 1st Mortgage	2.150	01/15/19	25	25,161
DPL, Inc., Sr. Unsec’d. Notes	6.500	10/15/16	53	56,710
Sr. Unsec’d. Notes, 144A	6.750	10/01/19	275	283,938
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350	01/15/25	125	127,884
PG&E Corp., Sr. Unsec’d. Notes	2.400	03/01/19	300	301,117
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400	01/15/21	300	328,365

				1,123,175

Electrical Equipment 0.1%
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	6.500	05/15/19	125	130,781

Electronic Equipment, Instruments & Components 0.4%
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500	04/01/19	309	327,540

Energy Equipment & Services 0.4%
CGG SA (France), Gtd. Notes	7.750	05/15/17	41	39,770
Nabors Industries, Inc., Gtd. Notes	2.350	09/15/16	100	101,516
Weatherford International LLC, Gtd. Notes	6.350	06/15/17	200	222,706

				363,992

Food & Staples Retailing 0.8%
Kroger Co. (The), Gtd. Notes	6.400	08/15/17	250	282,152
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes	8.875	12/15/17	400	411,000

				693,152

Food Products 1.5%
BRF SA (Brazil), Gtd. Notes, 144A	5.875	06/06/22	200	220,000
Bunge Ltd. Finance Corp., Gtd. Notes	3.200	06/15/17	100	103,779
Darling Ingredients, Inc., Gtd. Notes	5.375	01/15/22	75	75,188
JBS Finance II Ltd. (Brazil), Gtd. Notes, 144A	8.250	01/29/18	200	210,500

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	23

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Food Products (cont’d.)
Mondelez International, Inc., Sr. Unsec’d. Notes	2.250%	02/01/19	100	$99,803
Pilgrim’s Pride Corp., Gtd. Notes	7.875	12/15/18	100	104,250
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	5.625	04/14/18	150	163,575
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/01/18	100	103,000
Tyson Foods, Inc., Gtd. Notes	6.600(a)	04/01/16	250	269,176

				1,349,271

Health Care Equipment & Supplies 0.5%
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	300	318,000
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	100	101,933

				419,933

Health Care Providers & Services 2.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.500	09/15/18	219	254,122
Capella Healthcare, Inc., Gtd. Notes	9.250	07/01/17	300	313,875
CHS/Community Health Systems, Inc., Gtd. Notes	7.125	07/15/20	100	108,250
Cigna Corp., Sr. Unsec’d. Notes	4.500	03/15/21	100	108,927
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	6.500	09/15/18	250	276,875
HCA, Inc., Gtd. Notes	8.000	10/01/18	375	430,312
MedAssets, Inc., Gtd. Notes	8.000	11/15/18	300	311,250
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250	11/01/18	175	190,094

				1,993,705

Hotels, Restaurants & Leisure 0.9%
Isle of Capri Casinos, Inc., Gtd. Notes	7.750	03/15/19	200	210,000
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	200	205,345
Sr. Unsec’d. Notes	3.250	09/15/22	100	100,136
MTR Gaming Group, Inc., Sec’d. Notes	11.500	08/01/19	125	137,188
Pinnacle Entertainment, Inc., Gtd. Notes	8.750	05/15/20	100	106,250

				758,919

Household Durables 0.7%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.000	06/15/22	100	104,476

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Household Durables (cont’d.)
Standard Pacific Corp., Gtd. Notes	8.375%	05/15/18	225	$260,437
Whirlpool Corp., Sr. Unsec’d. Notes	2.400	03/01/19	150	149,945
Sr. Unsec’d. Notes	4.700	06/01/22	100	108,613

				623,471

Independent Power & Renewable Electricity Producers 0.4%
Dynegy Finance I, Inc/Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750	11/01/19	350	362,250

Insurance 1.6%
Aon Corp. (United Kingdom), Gtd. Notes	3.125	05/27/16	450	463,920
Axis Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	250	284,443
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22	250	272,966
XLIT Ltd., (Ireland), Gtd. Notes	2.300	12/15/18	400	400,799

				1,422,128

IT Services 0.9%
Brightstar Corp., Gtd. Notes, 144A (original cost $440,000; purchased 02/21/14)(c)(d)	9.500	12/01/16	400	421,080
First Data Corp., Gtd. Notes	11.250	01/15/21	75	86,438
Sr. Sec’d. Notes, 144A	8.875	08/15/20	250	270,625

				778,143

Machinery 0.5%
Case New Holland Industrial, Inc., Gtd. Notes	7.875	12/01/17	100	112,250
Columbus McKinnon Corp., Gtd. Notes	7.875	02/01/19	125	130,625
Terex Corp., Gtd. Notes	6.500	04/01/20	125	131,562
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	100	110,516

				484,953

Media 1.6%
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	350	381,500
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	275	311,438
LIN Television Corp., Gtd. Notes	8.375	04/15/18	25	26,031
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375	07/28/17	100	108,500

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	25

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $206,500; purchased 08/27/14)(c)(d)	5.000%	08/01/18	200	$205,000
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, 144A	8.875	12/01/18	200	209,820
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $192,500; purchased 07/09/14)(c)(d)	7.875	11/01/20	175	189,219

				1,431,508

Metals & Mining 1.5%
AK Steel Corp., Sr. Sec’d. Notes	8.750	12/01/18	300	327,750
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125	06/01/18	100	107,000
CITIC Ltd. (China), Sr. Unsec’d. Notes, RegS	6.875	01/21/18	300	335,259
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	6.875	02/01/18	156	159,444
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	3.600	01/15/17	200	208,221
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, RegS	6.750	06/07/16	200	209,300

				1,346,974

Oil, Gas & Consumable Fuels 3.3%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	10.250	04/08/19	200	208,040
Devon Energy Corp., Sr. Unsec’d. Notes	2.250	12/15/18	250	250,300
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	6.500	04/01/20	50	57,199
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700	04/01/19	50	50,472
Enterprise Products Operating LLC, Gtd. Notes	3.900	02/15/24	250	257,292
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $136,719; purchased 05/21/14)(c)(d)	7.625	04/15/21	125	131,875
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	200	201,000

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	3.500%	03/01/21	275	$273,645
Newfield Exploration Co., Sr. Sub. Notes	6.875	02/01/20	200	207,500
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21	300	320,250
Gtd. Notes, RegS	5.375	01/26/19	120	120,300
Range Resources Corp., Gtd. Notes	6.750	08/01/20	350	370,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	4.125	11/15/19	250	253,750
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	75	76,035
Westmoreland Coal Co. & Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18	175	183,312

				2,961,095

Paper & Forest Products 0.5%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $228,412; purchased 02/05/14)(c)(d)	5.400	11/01/20	200	228,504
International Paper Co., Sr. Unsec’d. Notes	7.500	08/15/21	100	125,108
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375	10/01/19	100	121,093

				474,705

Pharmaceuticals 0.3%
Actavis PLC, Sr. Unsec’d. Notes	1.875	10/01/17	100	99,122
Forest Laboratories, Inc., Sr. Unsec’d. Notes, 144A	4.375	02/01/19	125	130,932

				230,054

Professional Services 0.3%
TransUnion Holding Co. Inc., Sr. Unsec’d. Notes	9.625	06/15/18	300	309,750

Real Estate Investment Trusts (REITs) 1.2%
Digital Realty Trust LP, Gtd. Notes	4.500	07/15/15	115	116,840
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375	11/01/18	50	51,375
Gtd. Notes	4.875	11/01/20	225	234,000
HCP, Inc., Sr. Unsec’d. Notes	3.750	02/01/19	100	105,384
Kilroy Realty LP, Gtd. Notes	5.000	11/03/15	100	103,994
Kimco Realty Corp., Sr. Unsec’d. Notes	6.875	10/01/19	100	119,132
Realty Income Corp., Sr. Unsec’d. Notes	6.750	08/15/19	220	260,450

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	27

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%	06/01/23	100	$101,500

				1,092,675

Road & Rail 0.6%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450	09/15/21	100	103,930
CSX Corp., Sr. Unsec’d. Notes	5.600	05/01/17	100	110,385
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $101,859; purchased 01/07/14)(c)(d)	2.800	11/01/18	100	102,477
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	100	104,250
Gtd. Notes	7.500	10/15/18	125	130,000

				551,042

Semiconductors & Semiconductor Equipment 0.6%
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18	100	99,739
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18	425	428,187

				527,926

Software 0.4%
Intuit, Inc., Sr. Unsec’d. Notes	5.750	03/15/17	300	329,952

Specialty Retail 0.6%
AutoZone, Inc., Sr. Unsec’d. Notes	1.300	01/13/17	150	150,379
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	75	76,500
L Brands, Inc., Gtd. Notes	5.625	02/15/22	75	80,438
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	6.875	11/15/19	175	187,687

				495,004

Technology Hardware, Storage & Peripherals
Hewlett-Packard Co., Sr. Unsec’d. Notes	2.750	01/14/19	25	25,144

Tobacco 0.2%
Altria Group, Inc., Gtd. Notes	4.750	05/05/21	100	110,141

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Tobacco (cont’d.)
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	05/17/21		100	$108,789

					218,930

Trading Companies & Distributors 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750	05/15/19		150	148,875
United Rentals North America, Inc., Gtd. Notes	7.375	05/15/20		250	271,250

					420,125

Wireless Telecommunication Services 2.2%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20		100	110,235
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		200	211,256
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, RegS	7.000	02/15/20		200	207,500
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20		200	229,000
Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	115	165,909
Indosat Palapa Co. BV (Indonesia), Gtd. Notes, RegS	7.375	07/29/20		400	425,000
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18		250	294,063
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		300	323,625

					1,966,588

TOTAL CORPORATE BONDS (cost $42,810,523)					42,961,982

FOREIGN GOVERNMENT BONDS 3.3%
Autonomous Community of Madrid (Spain), Sr. Unsec’d. Notes	4.750	03/26/15	EUR	153	194,589
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000	06/26/17	EUR	100	156,192
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes	5.250	02/01/16	JPY	10,000	84,242
Sr. Unsec’d. Notes, RegS	4.750	04/17/19	EUR	250	286,191

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	29

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%	02/21/23		120	$129,000
Sr. Unsec’d. Notes	6.375	03/29/21		210	238,324
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	11.625	03/04/19		100	134,000
Italy Buoni Poliennali del Tesoro (Italy), Bonds	3.500	12/01/18	EUR	20	27,528
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.700	11/14/16	JPY	10,000	94,232
Sr. Unsec’d. Notes, RegS	4.500	06/08/15	JPY	5,000	45,558
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.250	07/14/17	EUR	200	275,166
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	3.500	03/25/15		300	302,880
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS	4.750	06/14/19	EUR	75	105,870
Sr. Unsec’d. Notes, RegS	6.400	02/15/16	EUR	200	268,600
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, RegS	5.250	02/22/17		200	217,500
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, 144A	4.875	01/22/24		30	32,325
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	4.125	02/18/19		200	210,500
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes, MTN	4.500	04/05/16	EUR	100	131,706

TOTAL FOREIGN GOVERNMENT BONDS (cost $3,058,525)					2,934,403

MUNICIPAL BONDS 0.3%

Puerto Rico
Commonwealth of Puerto Rico (Puerto Rico), General Obligation	5.500	07/01/16		200	207,398
Government Development Bank for Puerto Rico (Puerto Rico), Series A, Revenue Bonds	3.448	02/01/15		100	98,323

TOTAL MUNICIPAL BONDS (cost $299,167)					305,721

NON-CORPORATE FOREIGN AGENCIES 2.2%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000	05/09/23		200	189,718

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.150%	01/22/19	50	$50,022
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16	200	210,550
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125	07/02/18	350	413,875
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.250	06/28/17	100	111,000
Gtd. Notes, RegS	7.750	01/20/20	200	232,750
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500	01/21/21	500	552,775
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	200	199,744

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,923,221)				1,960,434

U.S. TREASURY OBLIGATIONS 2.0%
U.S. Treasury Notes	1.000	09/15/17	600	601,828
U.S. Treasury Notes	1.750	09/30/19	755	760,014
U.S. Treasury Notes	2.375	08/15/24	255	255,996
U.S. Treasury Notes	3.125	05/15/21	145	155,139

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,759,474)				1,772,977

TOTAL LONG-TERM INVESTMENTS (cost $87,201,993)				87,116,331

			Shares
SHORT-TERM INVESTMENTS 0.8%

AFFILIATED MONEY MARKET MUTUAL FUND 0.6%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $504,603; Note 3)(b)			504,603	504,603

			Notional Amount (000)#
OPTIONS PURCHASED* 0.2%

Call Options 0.2%
5 Year U.S. Treasury Notes expiring 11/21/14, Strike Price $118.75			128	102,000

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	31

Portfolio of Investments

as of October 31, 2014 continued

Description	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* (Continued)

Call Options (cont’d.)
20 Year U.S. Treasury Bonds expiring 11/21/14, Strike Price $149.00	18	$563
expiring 11/21/14, Strike Price $143.00	18	7,875
expiring 11/21/14, Strike Price $150.00	9	62,156
30 Year U.S. Ultra Treasury Bonds expiring 11/21/14, Strike Price $156.00	9	18,562

		191,156

Put Options
5 Year Euro-Bobl expiring 12/12/14, Strike Price $99.00	230	6,325
expiring 12/12/14, Strike Price $98.38	230	575

		6,900

TOTAL OPTIONS PURCHASED (cost $164,199)		198,056

TOTAL SHORT-TERM INVESTMENTS (cost $668,802)		702,659

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.7% (cost $87,870,795)		87,818,990

OPTIONS WRITTEN* (0.1)%

Call Options (0.1)%
5 Year U.S. Treasury Notes expiring 11/21/14, Strike Price $119.75	128	(27,000)
20 Year U.S. Treasury Bonds expiring 11/21/14, Strike Price $146.00	36	(3,375)
30 Year U.S. Ultra Treasury Bonds expiring 11/21/14, Strike Price $153.00	18	(75,375)

		(105,750)

See Notes to Financial Statements.

32

Description	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options
5 Year Euro-Bobl expiring 12/12/14, Strike Price $98.63	230	$(575)
expiring 12/12/14, Strike Price $98.88	230	(2,875)

		(3,450)

TOTAL OPTIONS WRITTEN (premiums received $95,657)		(109,200)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.6% (cost $87,775,138; Note 5)		87,709,790
Other assets in excess of liabilities(e) 1.4%		1,259,696

NET ASSETS 100.0%		$88,969,486

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

BBSW—Australian Bank Bill Swap Reference Rate

Bobl—Bundesobligationen-German Federal Obligations

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

IO—Interest Only

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OIS—Overnight Index Swaps

AUD—Australian Dollar

BRL— Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP— Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	33

Portfolio of Investments

as of October 31, 2014 continued

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2014.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $1,941,365. The aggregate value of $1,903,255 is approximately 2.1% of net assets.
(e)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at October 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
153	2 Year U.S. Treasury Notes	Dec. 2014	$33,526,406	$33,593,062	$66,656
52	5 Year U.S. Treasury Notes	Dec. 2014	6,230,570	6,210,344	(20,226)
12	30 Year U.S. Ultra Treasury Bonds	Dec. 2014	1,847,250	1,881,750	34,500

					$80,930

See Notes to Financial Statements.

34

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)(1)
	Short Positions:
5	30 Day Federal Funds Rate	Oct. 2014	$2,081,677	$2,081,677	$—
5	30 Day Federal Funds Rate	Nov. 2014	2,081,521	2,081,625	(104)
71	10 Year U.S. Treasury Notes	Dec. 2014	8,933,516	8,971,516	(38,000)

					(38,104)

					$42,826

(1)	Cash of $229,104 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2014.

Forward foreign currency exchange contracts outstanding at October 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	JPMorgan Chase	AUD	50	$44,100	$44,161	$61
Expiring 01/16/15	JPMorgan Chase	AUD	51	44,500	44,577	77
Brazilian Real,
Expiring 12/11/14	Barclays Capital Group	BRL	22	9,000	8,949	(51)
Expiring 12/11/14	Citigroup Global Markets	BRL	66	26,700	26,323	(377)
Expiring 12/11/14	Citigroup Global Markets	BRL	85	34,795	34,050	(745)
British Pound,
Expiring 01/28/15	Citigroup Global Markets	GBP	55	88,700	88,214	(486)
Expiring 01/28/15	JPMorgan Chase	GBP	41	66,600	65,895	(705)
Expiring 01/28/15	JPMorgan Chase	GBP	215	345,446	343,557	(1,889)
Canadian Dollar,
Expiring 01/16/15	Barclays Capital Group	CAD	50	44,400	43,863	(537)
Expiring 01/16/15	Barclays Capital Group	CAD	50	44,500	44,212	(288)
Expiring 01/16/15	Citigroup Global Markets	CAD	50	44,400	44,314	(86)
Expiring 01/16/15	Citigroup Global Markets	CAD	238	211,665	210,941	(724)
Expiring 01/16/15	JPMorgan Chase	CAD	50	44,736	44,404	(332)
Chilean Peso,
Expiring 01/12/15	Citigroup Global Markets	CLP	26,058	44,400	44,986	586
Expiring 01/15/15	Citigroup Global Markets	CLP	25,768	44,400	44,471	71
Expiring 01/15/15	Citigroup Global Markets	CLP	25,929	44,400	44,749	349
Chinese Renminbi,
Expiring 01/15/15	Barclays Capital Group	CNH	2,199	355,396	357,442	2,046
Expiring 01/15/15	Deutsche Bank AG	CNH	3,766	608,688	612,142	3,454
Expiring 01/15/15	JPMorgan Chase	CNH	924	149,431	150,267	836

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	35

Portfolio of Investments

as of October 31, 2014 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Colombian Peso,
Expiring 12/11/14	Citigroup Global Markets	COP	88,085	$44,065	$42,613	$(1,452)
Expiring 12/11/14	Citigroup Global Markets	COP	91,211	44,400	44,125	(275)
Euro,
Expiring 01/26/15	Barclays Capital Group	EUR	35	44,359	43,636	(723)
Expiring 01/26/15	Barclays Capital Group	EUR	70	88,974	87,523	(1,451)
Expiring 01/26/15	JPMorgan Chase	EUR	35	44,363	43,762	(601)
Expiring 01/26/15	JPMorgan Chase	EUR	70	88,847	87,398	(1,449)
Expiring 01/26/15	JPMorgan Chase	EUR	140	178,075	175,172	(2,903)
Hong Kong Dollar,
Expiring 01/07/15	Citigroup Global Markets	HKD	752	96,900	96,943	43
Hungarian Forint,
Expiring 11/24/14	Barclays Capital Group	HUF	90,186	374,996	366,572	(8,424)
Expiring 01/22/15	Barclays Capital Group	HUF	10,832	44,300	43,970	(330)
Expiring 01/22/15	Citigroup Global Markets	HUF	10,802	44,401	43,849	(552)
Expiring 01/22/15	Citigroup Global Markets	HUF	10,855	44,300	44,064	(236)
Indian Rupee,
Expiring 11/03/14	Citigroup Global Markets	INR	2,577	42,500	41,944	(556)
Expiring 11/03/14	Citigroup Global Markets	INR	3,946	63,800	64,227	427
Expiring 11/03/14	Citigroup Global Markets	INR	3,958	63,400	64,428	1,028
Expiring 01/28/15	Barclays Capital Group	INR	10,481	168,574	167,451	(1,123)
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	389	117,934	117,767	(167)
Expiring 01/09/15	Goldman Sachs & Co.	MYR	584	176,890	176,650	(240)
Mexican Peso,
Expiring 01/22/15	Toronto Dominion	MXN	4,320	317,413	319,199	1,786
New Taiwanese Dollar,
Expiring 02/02/15	Citigroup Global Markets	TWD	3,228	106,600	106,273	(327)
New Zealand Dollar,
Expiring 01/16/15	Barclays Capital Group	NZD	171	135,659	132,417	(3,242)
Expiring 01/16/15	JPMorgan Chase	NZD	57	44,300	44,053	(247)
Norwegian Krone,
Expiring 01/26/15	Bank of America	NOK	587	89,100	86,759	(2,341)
Expiring 01/26/15	JPMorgan Chase	NOK	587	88,420	86,702	(1,718)
Philippine Peso,
Expiring 11/14/14	Barclays Capital Group	PHP	373	8,555	8,309	(246)
Expiring 11/14/14	JPMorgan Chase	PHP	4,112	93,898	91,584	(2,314)
Expiring 11/14/14	JPMorgan Chase	PHP	373	8,519	8,309	(210)
Expiring 02/12/15	Citigroup Global Markets	PHP	2,791	63,800	61,983	(1,817)

See Notes to Financial Statements.

36

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Polish Zloty,
Expiring 01/26/15	Barclays Capital Group	PLN	505	$150,900	$149,294	$(1,606)
Romanian Leu,
Expiring 01/26/15	JPMorgan Chase	RON	600	171,702	169,899	(1,803)
Singapore Dollar,
Expiring 01/23/15	Citigroup Global Markets	SGD	84	66,023	65,338	(685)
Expiring 01/23/15	Toronto Dominion	SGD	317	248,214	246,631	(1,583)
Swedish Krona,
Expiring 01/26/15	JPMorgan Chase	SEK	653	89,062	88,515	(547)
Thai Baht,
Expiring 11/18/14	Barclays Capital Group	THB	892	27,200	27,374	174
Expiring 11/18/14	Barclays Capital Group	THB	2,125	64,600	65,188	588
Turkish Lira,
Expiring 01/20/15	Citigroup Global Markets	TRY	99	45,146	43,928	(1,218)

				$5,886,446	$5,851,366	$(35,080)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/11/14	Citigroup Global Markets	BRL	143	$57,300	$57,138	$162
British Pound,
Expiring 01/28/15	Bank of America	GBP	11	17,083	16,944	139
Expiring 01/28/15	Citigroup Global Markets	GBP	147	236,289	234,343	1,946
Canadian Dollar,
Expiring 01/16/15	JPMorgan Chase	CAD	241	211,600	212,968	(1,368)
Chinese Renminbi,
Expiring 01/15/15	Citigroup Global Markets	CNH	2,815	454,988	457,581	(2,593)
Czech Koruna,
Expiring 01/26/15	Citigroup Global Markets	CZK	2,590	118,597	116,780	1,817
Expiring 01/26/15	Citigroup Global Markets	CZK	1,948	89,100	87,842	1,258
Expiring 01/26/15	Citigroup Global Markets	CZK	971	44,500	43,780	720
Danish Krone,
Expiring 01/26/15	UBS AG	DKK	2,043	347,642	344,148	3,494
Euro,
Expiring 01/16/15	JPMorgan Chase	EUR	35	44,736	44,134	602
Expiring 01/20/15	Citigroup Global Markets	EUR	35	45,145	44,010	1,135
Expiring 01/28/15	Citigroup Global Markets	EUR	228	288,782	285,897	2,885
Expiring 01/28/15	Toronto Dominion	EUR	2,019	2,562,349	2,531,387	30,962

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	37

Portfolio of Investments

as of October 31, 2014 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Hungarian Forint,
Expiring 01/22/15	Citigroup Global Markets	HUF	36,924	$151,400	$149,882	$1,518
Expiring 01/22/15	Citigroup Global Markets	HUF	32,489	133,100	131,877	1,223
Expiring 01/22/15	Deutsche Bank AG	HUF	32,517	133,100	131,994	1,106
Indian Rupee,
Expiring 11/03/14	Barclays Capital Group	INR	10,481	170,734	170,598	136
Japanese Yen,
Expiring 01/28/15	Barclays Capital Group	JPY	9,609	89,100	85,636	3,464
Expiring 01/28/15	Citigroup Global Markets	JPY	9,576	88,800	85,346	3,454
Expiring 01/28/15	Toronto Dominion	JPY	87,865	813,146	783,075	30,071
New Taiwanese Dollar,
Expiring 02/02/15	Citigroup Global Markets	TWD	5,950	196,525	195,904	621
Expiring 02/02/15	Citigroup Global Markets	TWD	4,027	132,100	132,596	(496)
Norwegian Krone,
Expiring 01/26/15	Barclays Capital Group	NOK	590	88,974	87,284	1,690
Expiring 01/26/15	Deutsche Bank AG	NOK	593	88,900	87,607	1,293
Expiring 01/26/15	JPMorgan Chase	NOK	1,183	178,075	174,884	3,191
Philippine Peso,
Expiring 11/14/14	BNP Paribas	PHP	746	17,004	16,619	385
Polish Zloty,
Expiring 01/26/15	Barclays Capital Group	PLN	511	152,800	151,199	1,601
Russian Ruble,
Expiring 12/17/14	BNP Paribas	RUB	273	6,580	6,251	329
Swedish Krona,
Expiring 01/26/15	Barclays Capital Group	SEK	326	44,360	44,203	157
Expiring 01/26/15	Deutsche Bank AG	SEK	323	44,500	43,790	710
Expiring 01/26/15	Goldman Sachs & Co.	SEK	656	90,241	88,799	1,442
Expiring 01/26/15	JPMorgan Chase	SEK	324	44,363	43,890	473
Swiss Franc,
Expiring 01/26/15	JPMorgan Chase	CHF	85	89,062	88,314	748
Expiring 01/26/15	JPMorgan Chase	CHF	84	88,846	87,429	1,417
Thai Baht,
Expiring 11/18/14	Credit Suisse First Boston Corp.	THB	852	25,100	26,125	(1,025)
Expiring 12/04/14	Barclays Capital Group	THB	2,118	66,013	64,919	1,094

				$7,450,934	$7,355,173	$95,761

See Notes to Financial Statements.

38

Interest rate swap agreements outstanding at October 31, 2014:

Notional Amount (000)#		Termination Date	Implied Interest Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	1,530	01/01/18	11.770	Brazil Interbank lending rate(2)	$(5,933)	$—	$(5,933)	Deutsche Bank AG
BRL	609	01/01/21	11.300	Brazil Interbank lending rate(2)	(5,949)	—	(5,949)	Barclays Capital Group
BRL	579	01/01/21	12.640	Brazil Interbank lending rate(2)	17,189	—	17,189	Deutsche Bank AG

					$5,307	$—	$5,307

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	200	03/07/29	4.743%	6-month BBSW(2)	$—	$16,362	$16,362
EUR	500	08/04/16	0.078%	1 Day EUR OIS(1)	(67)	(1,352)	(1,285)
EUR	200	08/01/19	0.346%	1 Day EUR OIS(1)	—	(2,809)	(2,809)
EUR	400	01/30/16	0.495%	6-month EURIBOR(1)	—	(3,144)	(3,144)
MXN	5,000	04/18/19	5.480%	28 day Mexican Interbank rate(2)	—	8,444	8,444
MXN	5,250	08/20/19	5.110%	28 day Mexican Interbank rate(2)	(20)	474	494
MXN	8,100	08/13/24	6.120%	28 day Mexican Interbank rate(2)	446	(2,000)	(2,446)
MXN	1,100	07/27/34	6.720%	28 day Mexican Interbank rate(2)	(16)	(2,727)	(2,711)
	12,850	09/30/16	0.877%	3-month LIBOR(1)	—	(37,040)	(37,040)
	900	10/08/16	0.815%	3-month LIBOR(1)	—	(2,756)	(2,756)
	575	12/24/17	1.384%	3-month LIBOR(1)	56	(4,200)	(4,256)
	11,700	10/01/19	1.934%	3-month LIBOR(1)	—	(127,492)	(127,492)
	3,120	07/31/21	2.290%	3-month LIBOR(1)	(7,309)	(29,480)	(22,171)

					$(6,910)	$(187,720)	$(180,810)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

Cash of $279,627 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate swap contracts at October 31, 2014.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	39

Portfolio of Investments

as of October 31, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$756,896	$—
Collateralized Loan Obligations	—	10,537,550	250,000
Residential Mortgage-Backed Securities	—	6,413,829	—
Bank Loans	—	3,995,376	—
Commercial Mortgage-Backed Securities	—	15,227,163	—
Corporate Bonds	—	42,413,109	548,873
Foreign Government Bonds	—	2,934,403	—
Municipal Bonds	—	305,721	—
Non-Corporate Foreign Agencies	—	1,960,434	—
U.S. Treasury Obligations	—	1,772,977	—
Affiliated Money Market Mutual Fund	504,603	—	—
Options Purchased	198,056	—	—
Options Written	(109,200)	—	—
Other Financial Instruments*
Financial Futures Contracts	42,826	—	—
Forward Foreign Currency Exchange Contracts	—	60,681	—
Interest Rate Swap Agreements
Over-the-Counter Swap Agreements	—	5,307	—
Exchange-Traded Swap Agreements	—	(180,810)	—

Total	$636,285	$86,202,636	$798,873

See Notes to Financial Statements.

40

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Corporate Bonds
Balance as of 12/23/13**	$—	$—
Accrued discount/premium	—	(21,458)
Realized gain (loss)	—	356
Change in unrealized appreciation (depreciation)***	—	1,251
Purchases	250,000	584,234
Sales	—	(15,510)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/14	$250,000	$548,873

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Inception date.
***	Of which, $1,251 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2014 was as follows (unaudited):

Commercial Mortgage-Backed Securities	17.1%
Collateralized Loan Obligations	12.1
Banks	10.6
Residential Mortgage-Backed Securities	7.2
Oil, Gas & Consumable Fuels	3.3
Foreign Government Bonds	3.3
Health Care Providers & Services	2.9
Media	2.3
Wireless Telecommunication Services	2.2
Non-Corporate Foreign Agencies	2.2%
Chemicals	2.1
Automobiles	2.0
U.S. Treasury Obligations	2.0
Diversified Telecommunication Services	2.0
Capital Markets	1.9
Food Products	1.9
Insurance	1.6
Metals & Mining	1.5

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	41

Portfolio of Investments

as of October 31, 2014 continued

IT Services	1.4%
Electric Utilities	1.3
Real Estate Investment Trusts (REITs)	1.2
Hotels, Restaurants & Leisure	1.1
Independent Power & Renewable Electricity Producers	1.0
Collateralized Debt Obligations	0.9
Semiconductors & Semiconductor Equipment	0.8
Containers & Packaging	0.8
Food & Staples Retailing	0.8
Household Durables	0.7
Road & Rail	0.6
Airlines	0.6
Pharmaceuticals	0.6
Affiliated Money Market Mutual Fund	0.6
Specialty Retail	0.6
Construction Materials	0.5
Machinery	0.5
Paper & Forest Products	0.5
Biotechnology	0.5
Commercial Services & Supplies	0.5
Trading Companies & Distributors	0.5%
Health Care Equipment & Supplies	0.5
Building Products	0.5
Aerospace & Defense	0.5
Energy Equipment & Services	0.4
Software	0.4
Diversified Financial Services	0.4
Electronic Equipment, Instruments & Components	0.4
Professional Services	0.3
Municipal Bonds	0.3
Diversified Consumer Services	0.3
Tobacco	0.2
Options Purchased	0.2
Electrical Equipment	0.1
Options Written	(0.1)

98.6
Other assets in excess of liabilities	1.4

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk, equity risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$101,156	*	Due from/to broker—variation margin futures	$58,330	*
Interest rate contracts	Due from/to broker—variation margin swaps	25,300		Due from/to broker—variation margin swaps	206,110	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	17,189		Unrealized depreciation on over-the-counter swap agreements	11,882

See Notes to Financial Statements.

42

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Unaffiliated investments	$198,056	Options written	$109,200
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	112,769	Unrealized depreciation on forward foreign currency exchange contracts	52,088

Total		$454,470		$437,610

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for period* ended October 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(1)	Futures	Written Options	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$(11,800)	$(367,134)	$(620)	$80,106	$—	$(299,448)
Foreign exchange contracts	—	—	—	—	143,792	143,792
Credit contracts	—	—	—	37,218	—	37,218
Equity contracts	(9,955)	—	3,826	—	—	(6,129)

Total	$(21,755)	$(367,134)	$3,206	$117,324	$143,792	$(124,567)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(3)	Futures	Written Options	Swaps	Forward Currency Contracts(4)	Total
Interest rate contracts	$33,857	$42,826	$(13,543)	$(175,503)	$—	$(112,363)
Foreign exchange contracts	—	—	—	—	60,681	60,681

Total	$33,857	$42,826	$(13,543)	$(175,503)	$60,681	$(51,682)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.
*	Commencement of operations was December 23, 2013.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	43

Portfolio of Investments

as of October 31, 2014 continued

For the period* ended October 31, 2014, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Cross Currency Exchange Contracts(5)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Written Options(5)	Interest Rate Swap Agreements(5)
$79,550	$16,037,828	$9,912,957	$223,141	$5,556,126	$6,776,787	$160,500	$21,465,327

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date Payable.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.
*	Commencement of operations was December 23, 2013.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$139	$(139)	$—	$—
Barclays Capital Group	10,950	(10,950)	—	—
BNP Paribas	714	—	—	714
Citigroup Global Markets	19,243	(12,792)	—	6,451
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	23,752	(5,933)	—	17,819
Goldman Sachs & Co.	1,442	(240)	—	1,202
JPMorgan Chase	7,405	(7,405)	—	—
Toronto Dominion	62,819	(1,583)	—	61,236
UBS AG	3,494	—	—	3,494

	$129,958

See Notes to Financial Statements.

44

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(2,341)	$139	$—	$(2,202)
Barclays Capital Group	(23,970)	10,950	—	(13,020)
BNP Paribas	—	—	—	—
Citigroup Global Markets	(12,792)	12,792	—	—
Credit Suisse First Boston Corp.	(1,025)	—	—	(1,025)
Deutsche Bank AG	(5,933)	5,933	—	—
Goldman Sachs & Co.	(240)	240	—	—
JPMorgan Chase	(16,086)	7,405	—	(8,681)
Toronto Dominion	(1,583)	1,583	—	—
UBS AG	—	—	—	—

	$(63,970)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	45

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $87,366,192)	$87,314,387
Affiliated Investments (cost $504,603)	504,603
Foreign currency, at value (cost $105,307)	104,833
Deposit with broker	508,731
Dividends and interest receivable	881,868
Receivable for investments sold	404,274
Due from broker—variation margin swaps	119,358
Unrealized appreciation on forward foreign currency exchange contracts	112,769
Receivable for Fund shares sold	69,673
Unrealized appreciation on over-the-counter swap agreements	17,189
Due from manager	16,555
Prepaid expenses	991

Total assets	90,055,231

Liabilities
Payable for investments purchased	706,158
Payable to custodian	128,117
Outstanding options written (premiums received $95,657)	109,200
Accrued expenses and other liabilities	72,194
Unrealized depreciation on forward foreign currency exchange contracts	52,088
Unrealized depreciation on over-the-counter swap agreements	11,882
Due to broker—variation margin futures	4,167
Payable for Fund shares reacquired	1,250
Distribution fee payable	489
Affiliated transfer agent fee payable	166
Dividends payable	34

Total liabilities	1,085,745

Net Assets	$88,969,486

Net assets were comprised of:
Common stock, at par	$8,907
Paid-in capital in excess of par	88,941,961

88,950,868
Undistributed net investment income	228,968
Accumulated net realized loss on investment and foreign currency transactions	(69,716)
Net unrealized depreciation on investments and foreign currencies	(140,634)

Net assets, October 31, 2014	$88,969,486

See Notes to Financial Statements.

46

Class A:
Net asset value and redemption price per share, ($1,003,916 ÷ 100,529 shares of common stock issued and outstanding)	$9.99
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.33

Class C:
Net asset value, offering price and redemption price per share,
($604,839 ÷ 60,534 shares of common stock issued and outstanding)	$9.99

Class Q:
Net asset value, offering price and redemption price per share,
($85,092,388 ÷ 8,518,588 shares of common stock issued and outstanding)	$9.99

Class Z:
Net asset value, offering price and redemption price per share,
($2,268,343 ÷ 227,017 shares of common stock issued and outstanding)	$9.99

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	47

Statement of Operations

December 23, 2013* through October 31, 2014

Net Investment Income
Income
Interest income	$1,860,855
Affiliated dividend income	4,734

Total income	1,865,589

Expenses
Management fee	326,278
Distribution fee—Class A	758
Distribution fee—Class C	1,423
Registration fees	109,000
Custodian’s fees and expenses	83,000
Audit fee	60,000
Legal fees and expenses	54,000
Reports to shareholders	30,000
Directors’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expenses of $600)	3,000
Miscellaneous	13,142

Total expenses	692,601
Less: Management fee waiver	(266,259)
Distribution fee waiver—Class A	(126)

Net expenses	426,216

Net investment income	1,439,373

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	200,108
Futures transactions	(367,134)
Options written transactions	3,206
Swap agreements transactions	117,324
Foreign currency transactions	138,018

91,522

Net change in unrealized appreciation (depreciation) on:
Investments	(51,805)
Futures	42,826
Options written	(13,543)
Swap agreements	(175,503)
Foreign currencies	57,391

(140,634)

Net loss on investment and foreign currencies	(49,112)

Net Increase In Net Assets Resulting From Operations	$1,390,261

*	Commencement of operations.

See Notes to Financial Statements.

48

Statement of Changes in Net Assets

December 23, 2013* through October 31, 2014
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,439,373
Net realized gain on investment and foreign currency transactions	91,522
Net change in unrealized depreciation on investments and foreign currencies	(140,634)

Net increase in net assets resulting from operations	1,390,261

Dividends from net investment income (Note 1)
Class A	(5,140)
Class C	(1,765)
Class Q	(1,378,745)
Class Z	(21,271)

(1,406,921)

Fund share transactions (Note 6)
Net proceeds from shares sold	91,043,972
Net asset value of shares issued in reinvestment of dividends and distributions	1,406,755
Cost of shares reacquired	(3,464,581)

Net increase in net assets from Fund share transactions	88,986,146

Total increase	88,969,486

Net Assets:
Beginning of period	—

End of period(a)	$88,969,486

(a) Includes undistributed net income of:	$228,968

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	49

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) incorporated in Maryland on September 1, 1994, is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of two funds: Prudential Total Return Bond Fund and Prudential Short Duration Multi-Sector Bond Fund. The information presented in these financial statements pertains to Prudential Short Duration Multi-Sector Fund (the “Fund”). The Fund commenced operations on December 23, 2013. The Fund’s investment objective is total return.

Note 1. Accounting Policies

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

50

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Short Duration Multi-Sector Bond Fund	51

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts positions of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets

52

and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on

Prudential Short Duration Multi-Sector Bond Fund	53

Notes to Financial Statements

continued

foreign currency transactions. Upon entering into these contracts, risk may arise from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Swap Agreements: The Fund entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the

54

over-the-counter market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments.

Prudential Short Duration Multi-Sector Bond Fund	55

Notes to Financial Statements

continued

Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

56

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at October 31, 2014 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are

Prudential Short Duration Multi-Sector Bond Fund	57

Notes to Financial Statements

continued

charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets. The effective management fee rate was .50% for the period ended October 31, 2014.

58

PI has contractually agreed through October 31, 2014 to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed .65% of the Fund’s average daily net assets. Effective November 1, 2014, PI has contractually agreed through February 29, 2016 to reimburse and/or waive such fees so that net annual Fund operating expenses do not exceed .60% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services (“PIMS”) who acts as the distributor of Class A, Class C, Class Q and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at the annual rate of .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 29, 2016.

PIMS has advised the Fund that it has received $13,457 in front-end sales charges resulting from sales of Class A shares, during the period ended October 31, 2014. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended October 31, 2014, it received $51 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Short Duration Multi-Sector Bond Fund	59

Notes to Financial Statements

continued

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the period ended October 31, 2014, were $104,191,915 and $21,781,838, respectively.

Transactions in options written during the period ended October 31, 2014, were as follows:

	Notional Amount (000)	Premium Received
Options outstanding at beginning of period	—	$—
Written options	950	144,207
Expired options	(94)	(23,709)
Closed options	(214)	(24,841)

Options outstanding at October 31, 2014	642	$95,657

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2014, the adjustments were to increase undistributed net investment income by $196,516, increase accumulated net realized loss on investment and foreign currency transactions by $161,238 and decrease paid-in capital in excess of par by $35,278 due to the differences in the treatment for

60

book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/(losses) and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currencies transactions and net assets were not affected by this change.

For the period ended October 31, 2014, the tax character of dividends paid by the Fund was $1,406,921 of ordinary income.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $304,451 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$87,876,020	$555,942	$(612,972)	$(57,030)	$(197,141)	$(254,171)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, options and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2014 of approximately $22,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

The Fund offers Class A, Class C, Class Q, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are

Prudential Short Duration Multi-Sector Bond Fund	61

Notes to Financial Statements

continued

subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement and/or benefits plans. Class C shares are sold with a CDSC of 1% during the first 12 months. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 500 million shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q, and Class Z shares, each of which consists of 125 million, 75 million, 100 million, and 200 million shares, respectively.

As of October 31, 2014, Prudential owned 1,015 shares of Class A, 1,009 shares of Class C, 2,544,372 shares of Class Q, and 1,017 shares of Class Z.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period* ended October 31, 2014:
Shares sold	112,384	$1,121,407
Shares issued in reinvestment of dividends and distributions	501	5,012
Shares reacquired	(12,356)	(123,581)

Net increase (decrease) in shares outstanding	100,529	$1,002,838

Class C
Period* ended October 31, 2014:
Shares sold	63,175	$630,798
Shares issued in reinvestment of dividends and distributions	176	1,758
Shares reacquired	(2,817)	(28,131)

Net increase (decrease) in shares outstanding	60,534	$604,425

Class Q
Period* ended October 31, 2014:
Shares sold	8,690,194	$86,820,003
Shares issued in reinvestment of dividends and distributions	137,830	1,378,717
Shares reacquired	(309,436)	(3,090,000)

Net increase (decrease) in shares outstanding	8,518,588	$85,108,720

62

Class Z	Shares	Amount
Period* ended October 31, 2014:
Shares sold	247,194	$2,471,764
Shares issued in reinvestment of dividends and distributions	2,126	21,268
Shares reacquired	(22,303)	(222,869)

Net increase (decrease) in shares outstanding	227,017	$2,270,163

*	Commencement of operations was December 23, 2013.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended October 31, 2014.

Note 8. Notice of Dividends and Distributions to Shareholders

In addition to the monthly dividends paid by the Fund, the Fund declared special ordinary income dividends on November 24, 2014 to shareholders of record on November 25, 2014. The ex-dividend date was November 26, 2014. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.032322
Class C	$0.032322
Class Q	$0.032322
Class Z	$0.032322

Prudential Short Duration Multi-Sector Bond Fund	63

Financial Highlights

Class A Shares
	December 23, 2013(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized loss on investments	(.05)
Total from investment operations	.14
Less Dividends and Distributions:
Dividends from net investment income	(.15)
Net asset value, end of period	$9.99
Total Return(a):	1.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,004
Average net assets (000)	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.90%	(e)
Expenses before waivers and/or expense reimbursement	1.62%	(e)
Net investment income	2.19%	(e)
Portfolio turnover rate	222%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

64

Class C Shares
	December 23, 2013(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized loss on investments	(.04)
Total from investment operations	.08
Less Dividends and Distributions:
Dividends from net investment income	(.09)
Net asset value, end of period	$9.99
Total Return(a):	.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$605
Average net assets (000)	$166
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.65%	(e)
Expenses before waivers and/or expense reimbursement	2.33%	(e)
Net investment income	1.42%	(e)
Portfolio turnover rate	222%	(f)

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	65

Financial Highlights

continued

Class Q Shares
	December 23, 2013(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized loss on investments	(.03)
Total from investment operations	.16
Less Dividends and Distributions:
Dividends from net investment income	(.17)
Net asset value, end of period	$9.99
Total Return(a):	1.63%

Ratios/Supplemental Data:
Net assets, end of period (000)	$85,092
Average net assets (000)	$74,561
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.65%	(e)
Expenses before waivers and/or expense reimbursement	1.05%	(e)
Net investment income	2.20%	(e)
Portfolio turnover rate	222%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

66

Class Z Shares
	December 23, 2013(b) through October 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment income	.21
Net realized and unrealized loss on investments	(.05)
Total from investment operations	.16
Less Dividends and Distributions:
Dividends from net investment income	(.17)
Net asset value, end of period	$9.99
Total Return(a):	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,268
Average net assets (000)	$1,074
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.65%	(e)
Expenses before waivers and/or expense reimbursement	1.29%	(e)
Net investment income	2.46%	(e)
Portfolio turnover rate	222%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	67

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 17—Prudential Short Duration Multi-Sector Bond Fund

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration Multi-Sector Bond Fund, a series of Prudential Investment Portfolios, Inc. 17, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period December 23, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 23, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2014

68

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration Multi-Sector Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Short Duration Multi-Sector Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1994; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration Multi-Sector Bond Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SDMAX	SDMCX	SDMQX	SDMZX
CUSIP	74440B876	74440B868	74440B850	74440B843

MF219E    0270924-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $116,500 and $51,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2014